UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8598

The Commerce Funds

(Exact name of registrant as specified in charter)

922 Walnut Fourth Floor Kansas City, Missouri 64106
(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.,

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-995-6365

Date of fiscal year end 10/31/04

Date of reporting period: 10/31/04

ITEM 1.	REPORTS TO SHAREHOLDERS

The following is a copy of the Annual Report to Shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

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The Commerce Funds

Annual Report
October 31, 2004

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commerce funds

For Your Life’s Direction

At The Commerce Funds, we’re committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 11 portfolios—each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all the stages of your life.

Behind each of our Funds is a carefully defined investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child’s education, or saving for a special need, you can find investment options at The Commerce Funds.

COMMERCE CORE EQUITY FUND

Core Equity Fund Overview

We present you with the annual report for the Commerce Core Equity Fund for the one-year period ended October 31, 2004.

A conversation with Michael Marks, Portfolio Manager of the Core Equity Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.30% and 10.02%, respectively. These returns compare to the 9.42% and 6.92% cumulative total returns of the S&P 500 Index and the Lipper Large Cap Core Funds Index, respectively.

Q: What were the material factors that caused the Fund to outperform its benchmark during the reporting period?

A: After getting off to a poor start versus its benchmark, the Fund’s relative performance began improving towards the end of the first quarter of 2004 and was very strong in the second quarter of the year. The Fund continued to make gains relative to the benchmark as the reporting period progressed. The Fund’s outperformance during the fiscal year was driven by stock selection. Conversely, sector allocation was a slight negative to results.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: There were very few notable changes in the Fund’s sector composition during the year. The most important was a significant reduction in the portfolio’s exposure in the electronic technology area. This adjustment was done gradually throughout the fiscal year and, by the end of the reporting period, the Fund had moved from an overweight to an underweight in the sector. This change enhanced results, as technology was the worst performing sector in the benchmark during the period.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: We had several themes guiding our portfolio positioning that helped performance. The first was our belief that broadband Internet access would experience significant growth. As such, the Fund held the Internet auction site firm Ebay* and Internet security software firm Symantec*. Both stocks returned better than 70% during the fiscal year. The Fund also benefited from its holding in Internet search site Yahoo before selling the stock due to its high valuation.

Another theme we pursued was based on the hypothesis that the tax cuts would disproportionately benefit the affluent. We therefore purchased high-end retailer Neiman Marcus* halfway through the reporting period and were rewarded with a 22% gain. Motorcycle manufacturer to the wealthy, Harley Davidson*, also performed well, returning 20% since its purchase. Our third theme was the strong economy, leading us to overweight cyclical stocks in the Fund. Cyclical companies, such as Leggett & Platt*, Danaher*, as well as FedEx* all returned better than 30%.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund?

A: As part of our “strong economy” theme, we started the year overweight to the highly cyclical electronic technology sector. However despite strong earnings growth from the sector, the Fund’s holdings in this area performed poorly. Notable decliners included blue chip companies Intel Corp.*, Cisco Systems*, and Texas Instruments*.

*	The Fund may cease investing in these securities at any time.

COMMERCE CORE EQUITY FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Core Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)	–2.68%	10.30%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	–2.91%	10.02%
Including sales charges (maximum sales charge 3.50%)	–3.80%	6.20%
S&P 500 Index (as of December 26, 2000)(b)	–2.13%	9.42%
Lipper Large Cap Core Funds Index (as of December 26, 2000)(c)	–3.30%	6.92%

Core Equity Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Index of 500 stocks, an unmanaged index of common stock prices and is a widely recognized common measure of the overall U.S. stock market. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Large Cap Core Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies that have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE CORE EQUITY FUND

Statement of Investments

October 31, 2004

Shares	Description	Value
Common Stocks – 99.0%
Commercial Services – 1.0%
31,835	Omnicom Group, Inc.	$ 2,511,782

Communications – 1.7%
106,620	Verizon Communications, Inc.	4,168,842

Consumer Durables – 5.4%
65,535	Fortune Brands, Inc.	4,772,259
81,620	Harley-Davidson, Inc.	4,698,863
133,050	Leggett & Platt, Inc.	3,742,697

		13,213,819

Consumer Non-Durables – 4.1%
37,280	Anheuser-Busch Companies, Inc.	1,862,136
68,780	Jones Apparel Group, Inc.	2,427,934
112,230	The Procter & Gamble Co.	5,743,931

		10,034,001

Consumer Services – 7.3%
63,995	eBay, Inc.*	6,246,552
109,710	Fox Entertainment Group, Inc.*	3,253,999
80,710	International Game Technology	2,666,658
160,390	McDonald’s Corp.	4,675,369
31,035	Viacom, Inc., Class B	1,132,467

		17,975,045

Distribution Services – 1.9%
147,020	SYSCO Corp.	4,744,335

Electronic Technology – 6.8%
235,475	Cisco Systems, Inc.*	4,523,475
120,500	Dell, Inc.*	4,224,730
81,390	QUALCOMM, Inc.	3,402,916
75,275	Tektronix, Inc.	2,283,091
92,345	Texas Instruments, Inc.	2,257,835

		16,692,047

Energy Minerals – 6.5%
57,430	ConocoPhillips	4,841,923
28,260	EOG Resources, Inc.	1,880,986
186,900	Exxon Mobil Corp.	9,199,218

		15,922,127

Finance – 22.6%
61,735	AFLAC, Inc.	2,215,052
28,795	American International Group, Inc.	1,748,144
68,270	Bank of America Corp.	3,057,813
54,175	Capital One Financial Corp.	3,995,948
101,225	CIT Group, Inc.	4,089,490
137,910	Citigroup, Inc.	6,119,067
66,435	Freddie Mac	4,424,571
67,225	J.P. Morgan Chase & Co.	2,594,885
49,342	Legg Mason, Inc.	3,143,579
48,930	Lehman Brothers Holdings, Inc.	4,019,599
52,370	Lincoln National Corp.	2,293,806
65,900	Merrill Lynch & Co., Inc.	3,554,646
133,425	Principal Financial Group, Inc.	5,038,128
79,885	Wachovia Corp.	3,931,141

Shares	Description	Value
Common Stocks – (continued)
Finance – (continued)
60,150	Washington Mutual, Inc.	$ 2,328,407
50,540	Wells Fargo & Co.	3,018,249

		55,572,525

Health Services – 3.0%
57,685	Aetna, Inc.	5,480,075
21,640	Quest Diagnostics, Inc.	1,894,366

		7,374,441

Health Technology – 7.4%
41,955	Amgen, Inc.*	2,383,044
19,525	Biogen Idec, Inc.*	1,135,574
31,210	Forest Laboratories, Inc.*	1,391,966
65,190	Johnson & Johnson	3,805,792
54,595	Medtronic, Inc.	2,790,350
130,405	Pfizer, Inc.	3,775,225
35,555	Stryker Corp.	1,532,065
16,210	Zimmer Holdings, Inc.*	1,257,734

		18,071,750

Producer Manufacturing – 11.4%
64,245	3M Co.	4,983,485
42,465	Caterpillar, Inc.	3,420,131
132,325	Danaher Corp.	7,295,077
240,520	General Electric Co.	8,206,542
58,040	Ingersoll-Rand Co.	3,972,258

		27,877,493

Retail Trade – 8.0%
51,075	AnnTaylor Stores Corp.*	1,147,145
67,360	Best Buy Co., Inc.	3,989,059
75,525	CVS Corp.	3,282,316
158,275	Office Depot, Inc.*	2,562,472
62,595	The Neiman Marcus Group, Inc.	3,807,654
63,445	Wal-Mart Stores, Inc.	3,420,954
34,675	Williams-Sonoma, Inc.*	1,323,545

		19,533,145

Technology Services – 7.5%
49,145	International Business Machines Corp.	4,410,764
339,460	Microsoft Corp.	9,501,485
80,015	Symantec Corp.*	4,556,054

		18,468,303

Transportation – 1.4%
38,185	FedEx Corp.	3,479,417

Utilities – 3.0%
36,635	Entergy Corp.	2,394,463
128,095	Exelon Corp.	5,075,124

		7,469,587

TOTAL COMMON STOCKS
(Cost $205,716,342)		$243,108,659

The accompanying notes are an integral part of these financial statements.	3

COMMERCE CORE EQUITY FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement – 1.0%
State Street Bank & Trust Co.^
$2,473,000	1.59%	11/01/2004	$ 2,473,000
Maturity Value: $2,473,328

TOTAL REPURCHASE AGREEMENT
(Cost $2,473,000)			$ 2,473,000

TOTAL INVESTMENTS – 100.0%
(Cost $208,189,342)			$245,581,659
Other assets in excess of liabilities – 0.0%			20,554

Net Assets – 100.0%			$245,602,213

*	Non-income producing security.
^	Repurchase agreement was entered into on October 29, 2004. At October 29, 2004, this agreement was fully collateralized by $2,075,000 U.S. Treasury Bonds, 6.38%, due 08/15/2027 with a market value of $2,542,325.

PORTFOLIO COMPOSITION AS OF 10/31/04

Industry Allocation

Finance	22.9%
Producer Manufacturing	11.5
Retail Trade	8.0
Technology Services	7.6
Health Technology	7.4
Consumer Services	7.4
Electronic Technology	6.9
Energy Minerals	6.6
Consumer Durables	5.4
Consumer Non-Durables	4.1
Utilities	3.1
Health Services	3.0
Distribution Services	2.0
Communications	1.7
Transportation	1.4
Commercial Services	1.0

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements and cash).

The Fund is actively managed and, as such its composition may differ over time.

4	The accompanying notes are an integral part of these financial statements.

COMMERCE GROWTH FUND

Growth Fund Overview

We present you with the annual report for the Commerce Growth Fund for the one-year period ended October 31, 2004.

A conversation with Joe Williams, Portfolio Manager of the Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.56% and 1.34%, respectively. These returns compare to the 3.38% and 2.62% cumulative total returns of the Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Index, respectively.

Q: What were the material factors that caused the Fund to underperform its benchmark during the reporting period?

A: The Fund tracked the benchmark’s performance fairly closely until the market decline that occurred in July and early August of 2004. During this time, technology stocks were especially hard hit. The Fund was slightly overweight in electronic technology stocks versus the benchmark and this detracted from results. While the overall technology sector rebounded late in the fiscal year, it was not enough for the Fund to erase its earlier underperformance in this area. Another area that hurt performance was the Fund’s holding in several large pharmaceutical companies.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Over the last several months, the Fund has reduced its exposure to electronic technology, especially companies exposed to the semiconductor and communication equipment industries. Conversely, we increased its exposure to producer manufacturing, health care (excluding pharmaceutical related companies), and consumer discretionary stocks. We believe consumer spending will remain fairly strong and added companies such as Black and Decker*, Nike*, and Starwood Hotels and Resorts* during the fiscal year.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Technology services companies produced some of the biggest gains for the Fund. Holdings in this area included Symantec*, and Adobe Systems*. Elsewhere, eBay*, FedEx* and L-3 Communications* were strong performers and enhanced results. With solid economic growth around the world, producer manufacturing companies such as General Electric* and Danaher* boosted relative returns as well.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund?

A: As we mentioned, electronic technology was the main reason for the Fund’s underperformance during the fiscal year. While these stocks started the period off by generating very strong results, prospects for the sector were thrown into question when economic growth began to moderate. As a result, many of these stocks plunged 10% to 30% over the period. Ever since the technology bubble in 1999, investors have had a difficult time determining the appropriate valuation level for these companies. Another area that was especially hard hit was large-cap pharmaceutical companies. While we avoided some of the companies that experienced high profile regulatory and other legal issues, one of the Fund’s largest holdings was Pfizer*, which declined over 8% during the fiscal year.

*	The Fund may cease investing in these securities at any time.

COMMERCE GROWTH FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	8.65%	–5.27%	1.56%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	2.91%	–5.51%	1.34%
Including sales charges (maximum sales charge 3.50%)	2.45%	–6.18%	–2.20%
Russell 1000 Growth Index (as of December 12, 1994)(b)	9.33%	–7.84%	3.38%
Lipper Large Cap Growth Funds Index (as of December 12, 1994)(c)	8.23%	–8.43%	2.62%

Growth Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Growth Index, an unmanaged index, is a market capitalization weighted index of the 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Large Cap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies that have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share value, compared to the S&P 500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE GROWTH FUND

Statement of Investments

October 31, 2004

Shares	Description	Value
Common Stocks – 99.8%
Communications – 1.5%
34,000	Nextel Communications, Inc.*	$ 900,660
85,100	Sprint Corp.	1,782,845

		2,683,505

Consumer Durables – 2.8%
49,000	Lennar Corp.	2,204,020
34,700	The Black & Decker Corp.	2,785,716

		4,989,736

Consumer Non-Durables – 7.7%
40,400	Anheuser-Busch Companies, Inc.	2,017,980
42,700	Avon Products, Inc.	1,688,785
26,900	Nike, Inc.	2,187,239
44,700	PepsiCo, Inc.	2,216,226
106,100	The Procter & Gamble Co.	5,430,198

		13,540,428

Consumer Services – 6.5%
32,600	eBay, Inc.*	3,182,086
51,100	Harrah’s Entertainment, Inc.	2,990,372
68,300	International Game Technology	2,256,632
36,200	Starwood Hotels & Resorts Worldwide, Inc.	1,727,826
30,400	Yum! Brands, Inc.	1,321,075

		11,477,991

Distribution Services – 1.0%
26,700	CDW Corp.	1,656,201

Electronic Technology – 17.0%
190,200	Cisco Systems, Inc.*	3,653,742
153,700	Dell, Inc.*	5,388,722
95,800	Fairchild Semiconductor International, Inc.*	1,376,646
103,800	Intel Corp.	2,310,588
66,200	Jabil Circuit, Inc.*	1,609,322
47,200	L-3 Communications Holdings, Inc.	3,111,896
75,500	Lam Research Corp.*	1,965,265
10,600	Lexmark International, Inc.*	880,966
57,600	Microchip Technology, Inc.	1,742,400
84,400	Motorola, Inc.	1,456,744
45,600	QUALCOMM, Inc.	1,906,536
78,000	Texas Instruments, Inc.	1,907,100
50,500	The Boeing Co.	2,519,950

		29,829,877

Finance – 8.4%
45,000	AFLAC, Inc.	1,614,600
77,500	American Express Co.	4,112,925
26,000	American International Group, Inc.	1,578,460
66,800	Morgan Stanley & Co., Inc.	3,412,812
67,800	Wells Fargo & Co.	4,049,016

		14,767,813

Health Services – 5.3%
20,800	Quest Diagnostics, Inc.	1,820,832
73,600	UnitedHealth Group, Inc.	5,328,640
22,100	WellPoint Health Networks, Inc.*	2,158,286

		9,307,758

Shares	Description	Value
Common Stocks – (continued)
Health Technology – 12.8%
22,300	Allergan, Inc.	$ 1,595,788
49,400	Becton, Dickinson & Co.	2,593,500
39,700	Forest Laboratories, Inc.*	1,770,620
44,800	Johnson & Johnson	2,615,424
41,500	Medtronic, Inc.	2,121,065
294,600	Pfizer, Inc.	8,528,670
76,100	Stryker Corp.	3,279,149

		22,504,216

Industrial Services – 1.0%
39,400	Baker Hughes, Inc.	1,687,502

Miscellaneous – 3.5%
45,200	Biotech HOLDRs Trust*	6,111,040

Non-Energy Minerals – 2.1%
30,700	Newmont Mining Corp.	1,458,864
53,200	Nucor Corp.	2,246,636

		3,705,500

Producer Manufacturing – 7.5%
63,300	3M Co.	4,910,181
69,600	Danaher Corp.	3,837,048
132,100	General Electric Co.	4,507,252

		13,254,481

Retail Trade – 7.9%
47,800	Bed Bath & Beyond, Inc.*	1,949,762
25,200	Lowe’s Companies, Inc.	1,418,256
66,000	The Gap, Inc.	1,318,680
87,800	The Home Depot, Inc.	3,606,824
100,900	The TJX Cos., Inc.	2,419,582
58,900	Wal-Mart Stores, Inc.	3,175,888

		13,888,992

Technology Services – 13.7%
56,000	Adobe Systems, Inc.	3,137,680
40,600	Affiliated Computer Services, Inc.*	2,214,730
39,500	International Business Machines Corp.	3,545,125
64,600	Macromedia, Inc.*	1,753,244
47,500	Mercury Interactive Corp.*	2,062,925
341,600	Microsoft Corp.	9,561,384
32,700	Symantec Corp.*	1,861,938

		24,137,026

Transportation – 1.1%
20,900	FedEx Corp.	1,904,408

TOTAL COMMON STOCKS
(Cost $158,926,690)		$175,446,474

TOTAL INVESTMENTS – 99.8%
(Cost $158,926,690)		$175,446,474
Other assets in excess of liabilities – 0.2%		327,240

Net Assets – 100.0%		$175,773,714

* Non-income producing security.

Investment Abbreviation:
HOLDRs—Holding Company Depositary Receipts

The accompanying notes are an integral part of these financial statements.	7

COMMERCE GROWTH FUND

Statement of Investments (continued)

October 31, 2004

PORTFOLIO COMPOSITION AS OF 10/31/04

Industry Allocation

Electronic Technology	17.0%
Technology Services	13.8
Health Technology	12.8
Finance	8.4
Retail Trade	7.9
Consumer Non-Durables	7.7
Producer Manufacturing	7.6
Consumer Services	6.5
Health Services	5.3
Miscellaneous	3.5
Consumer Durables	2.8
Non-Energy Minerals	2.1
Communications	1.5
Transportation	1.1
Industrial Services	1.0
Distribution Services	1.0

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding cash).

The Fund’s actively managed and, as such its composition may differ over time.

8	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

Value Fund Overview

We present you with the annual report for the Commerce Value Fund for the one-year period ended October 31, 2004.

A conversation with the Equity Strategy Team of the Commerce Value Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 9.61% and 9.33%, respectively. These returns compare to the 15.45% and 11.75% cumulative total returns of the Russell 1000 Value Index and the Lipper Large Cap Value Funds Index, respectively.

Q: What were the material factors that caused the Fund to underperform its benchmark during the reporting period?

A: The Fund underperformed the benchmark primarily due to security selection. Sector positioning in several sectors also hurt performance. Specifically, having an overweight position in the technology sector versus the benchmark combined with poor security selection in this sector detracted from results. Security selection also lagged in the telecommunications and utility sectors.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: During the summer of 2004, we reduced the size of the Fund’s relative sector overweight and underweight positions versus the benchmark. At the same time, we expanded the number of holdings in the portfolio to reduce some of the portfolio’s stock specific risk exposure. As a result of these two adjustments, we believe the Fund’s relative performance has been more consistent versus the benchmark.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund maintained an overweight position in the industrial sector based on our forecast for a continued economic recovery. This proved to be beneficial for performance as the sector was a strong performer during the fiscal year. The Fund held a neutral weight versus the benchmark in the energy sector. As this was the top performing sector over the fiscal year, it helped the absolute performance of the Fund. Strong security selection relative to the benchmark in health care holdings also boosted results. In terms of particular holdings, Aetna*, Hariss Corp.*, KB Home*, Black and Decker*, Ryland Group*, and Chevron Texaco* were among the largest contributors to performance.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Information technology stocks started out very strong last fall through January 2004 and then reversed course to end the fiscal year as the worst performing sector. The Fund’s underweight in this sector early in the reporting period hurt relative results. We subsequently moved to a neutral weighting, which was a drag on absolute performance. Examples of specific stocks that detracted from results were Merck*, Allied Woster*, Interpublic*, Viacom*, Hewlett Packard*, and Ann Taylor*.

As we previously mentioned, our overall security selection did not help the relative performance of the Fund, and we moved to increase the number of positions to reduce the effect that any one security can have on the performance of the Fund.

*	The Fund may cease investing in these securities at any time.

COMMERCE VALUE FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Value Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced March 3, 1997)(a)	4.75%	3.02%	9.61%
Service Shares (commenced March 3, 1997)(a)
Excluding sales charges	4.49%	2.76%	9.33%
Including sales charges (maximum sales charge 3.50%)	4.01%	2.03%	5.50%
Russell 1000 Value Index (as of March 3, 1997)(b)	8.46%	3.49%	15.45%
Lipper Large Cap Value Funds Index (as of March 3, 1997)(c)	6.18%	0.61%	11.75%

Value Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested March 3, 1997 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Large Cap Value Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies that have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE VALUE FUND

Statement of Investments

October 31, 2004

Shares	Description	Value
Common Stocks – 98.0%
Commercial Services – 0.3%
32,300	The Interpublic Group of Cos., Inc.*	$ 395,998

Communications – 4.8%
43,200	BellSouth Corp.	1,152,144
14,400	CenturyTel, Inc.	462,096
34,000	SBC Communications, Inc.	858,840
14,000	Sprint Corp.	293,300
63,100	Verizon Communications, Inc.	2,467,210

		5,233,590

Consumer Durables – 4.0%
5,900	Centex Corp.	306,446
9,600	D.R. Horton, Inc.	288,000
53,000	Ford Motor Co.	690,590
9,600	Fortune Brands, Inc.	699,072
23,200	General Motors Corp.	894,360
7,600	Hovnanian Enterprises, Inc.*	285,304
3,900	KB HOME	320,775
5,900	Lennar Corp.	265,382
4,200	The Black & Decker Corp.	337,176
3,200	The Ryland Group, Inc.	305,248

		4,392,353

Consumer Non-Durables – 2.7%
8,400	Hormel Foods Corp.	236,124
11,100	Kellogg Co.	477,300
12,200	Smithfield Foods, Inc.*	295,606
8,600	The Gillette Co.	356,728
22,800	The Procter & Gamble Co.	1,166,904
7,300	V. F. Corp.	392,959

		2,925,621

Consumer Services – 5.3%
20,900	Cendant Corp.	430,331
34,800	Hilton Hotels Corp.	692,520
24,000	Marriott International, Inc.	1,307,760
15,900	McDonald’s Corp.	463,485
6,000	MGM MIRAGE*	322,800
11,300	Starwood Hotels & Resorts Worldwide, Inc.	539,349
93,400	The ServiceMaster Co.	1,199,256
23,300	Viacom, Inc. Class B	850,217

		5,805,718

Distribution Services – 1.3%
18,000	Hughes Supply, Inc.	511,380
15,000	W.W. Grainger, Inc.	878,850

		1,390,230

Electronic Technology – 6.7%
17,300	Advanced Micro Devices, Inc.*	290,986
8,500	Apple Computer, Inc.*	446,505
14,000	Comverse Technology, Inc.*	288,960
7,200	General Dynamics Corp.	735,264
4,600	Harris Corp.	283,038
98,200	Hewlett-Packard Co.	1,832,412

Shares	Description	Value
Common Stocks – (continued)
Electronic Technology – (continued)
7,800	L-3 Communications Holdings, Inc.	$ 514,254
12,400	Lockheed Martin Corp.	683,116
16,200	Northrop Grumman Corp.	838,350
11,400	Storage Technology Corp.*	308,028
32,400	Tellabs, Inc.*	259,200
11,300	The Boeing Co.	563,870
18,600	Xerox Corp.*	274,722

		7,318,705

Energy Minerals – 9.6%
57,400	ChevronTexaco Corp.	3,045,644
13,200	ConocoPhillips	1,112,892
129,100	Exxon Mobil Corp.	6,354,302

		10,512,838

Finance – 33.4%
24,000	American International Group, Inc.	1,457,040
56,774	Bank of America Corp.	2,542,908
21,300	CIT Group, Inc.	860,520
114,366	Citigroup, Inc.	5,074,419
12,900	First Horizon National Corp.	558,312
8,800	Franklin Resources, Inc.	533,456
2,300	Golden West Financial Corp.	268,916
69,300	J. P. Morgan Chase & Co.	2,674,980
5,700	Jefferson-Pilot Corp.	275,253
7,700	Lehman Brothers Holdings, Inc.	632,555
52,300	Lincoln National Corp.	2,290,740
11,600	Marshall & Ilsley Corp.	486,852
33,500	MBNA Corp.	858,605
46,400	Merrill Lynch & Co., Inc.	2,502,816
29,600	MetLife, Inc.	1,135,160
60,100	Morgan Stanley & Co., Inc.	3,070,509
8,600	Prudential Financial, Inc.	399,642
9,100	Ryder System, Inc.	455,910
34,400	Sovereign Bancorp, Inc.	744,760
16,800	The Allstate Corp.	807,912
20,700	The Bank of New York Co., Inc.	671,922
12,600	The Hartford Financial Services Group, Inc.	736,848
10,000	Thornburg Mortgage, Inc.	285,700
16,500	Trustmark Corp.	520,245
63,045	U.S. Bancorp	1,803,717
49,400	Wachovia Corp.	2,430,974
40,700	Wells Fargo & Co.	2,430,604

		36,511,275

Health Services – 1.2%
5,200	Aetna, Inc.	494,000
6,800	Anthem, Inc.*	546,720
4,000	CIGNA Corp.	253,840

		1,294,560

Health Technology – 1.1%
12,900	Bristol-Myers Squibb Co.	302,247
18,400	Merck & Co., Inc.	576,104
13,800	PerkinElmer, Inc.	283,452

		1,161,803

The accompanying notes are an integral part of these financial statements.	11

COMMERCE VALUE FUND

Statement of Investments (continued)

October 31, 2004

Shares	Description	Value
Common Stocks – (continued)
Industrial Services – 1.6%
53,500	Allied Waste Industries, Inc.*	$ 436,560
8,500	Cooper Cameron Corp.*	410,975
4,900	Kinder Morgan, Inc.	315,413
33,900	Pride International, Inc.*	626,472

		1,789,420

Non-Energy Minerals – 1.0%
20,000	Nucor Corp.	844,600
12,600	Worthington Industries, Inc.	250,110

		1,094,710

Process Industries – 2.0%
4,900	Air Products & Chemicals, Inc.	260,582
7,000	Ball Corp.	278,950
13,600	E. I. du Pont de Nemours and Co.	583,032
3,700	Praxair, Inc.	156,140
20,800	The Dow Chemical Co.	934,752

		2,213,456

Producer Manufacturing – 12.3%
12,000	3M Co.	930,840
6,100	AMETEK, Inc.	200,812
1,800	Caterpillar, Inc.	144,972
7,400	Deere & Co.	442,372
5,500	Dover Corp.	215,985
7,400	Eaton Corp.	473,230
157,600	General Electric Co.	5,377,312
30,900	Honeywell International, Inc.	1,040,712
9,400	Illinois Tool Works, Inc.	867,432
53,600	Masco Corp.	1,836,336
14,650	PACCAR, Inc.	1,015,392
12,500	Parker Hannifin Corp.	882,875

		13,428,270

Retail Trade – 0.9%
9,300	AnnTaylor Stores Corp.*	208,878
9,200	AutoNation, Inc.*	158,516
13,100	Claire’s Stores, Inc.	340,862
6,100	Nordstrom, Inc.	263,398

		971,654

Technology Services – 2.0%
69,300	BMC Software, Inc.*	1,311,156
6,600	International Business Machines Corp.	592,350
22,600	Oracle Corp.*	286,116

		2,189,622

Utilities – 7.8%
6,900	Constellation Energy Group	280,278
24,800	Dominion Resources, Inc.	1,595,136
32,000	Entergy Corp.	2,091,520
30,100	Exelon Corp.	1,192,562
21,200	FirstEnergy Corp.	876,196
9,300	PG&E Corp.*	297,972
12,600	Public Service Enterprise Group, Inc.	536,634
9,200	Sempra Energy	308,568
31,500	The Southern Co.	995,085
6,300	TXU Corp.	385,686

		8,559,637

TOTAL COMMON STOCKS
(Cost $97,563,080)		$107,189,460

Shares	Description	Value
Exchange Traded Funds – 1.4%
25,000	iShares Russell 1000 Value Index Fund	$ 1,538,750

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,503,298)		$ 1,538,750

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement – 0.4%
State Street Bank & Trust Co.^
$463,000	1.59%	11/01/2004	$ 463,000
Maturity Value: $463,061

TOTAL REPURCHASE AGREEMENT
(Cost $463,000)			$ 463,000

TOTAL INVESTMENTS – 99.8%
(Cost $99,529,378)			$109,191,210
Other assets in excess of liabilities – 0.2%			198,153

Net Assets – 100.0%			$109,389,363

*	Non-income producing security.
^	Repurchase agreement was entered into on October 29, 2004. At October 29, 2004, this agreement was fully collateralized by $435,000 U.S. Treasury Bonds, 5.38% due 02/15/2031 with a market value of $478,012.

PORTFOLIO COMPOSITION AS OF 10/31/04

Industry Allocation

Finance	33.6%
Producer Manufacturing	12.4
Energy Minerals	9.7
Utilities	7.9
Electronic Technology	6.7
Consumer Services	5.3
Communications	4.8
Consumer Durables	4.0
Consumer Non-Durables	2.7
Process Industries	2.0
Technology Services	2.0
Industrial Services	1.6
Exchange Traded Mutual Fund	1.4
Distribution Services	1.3
Health Services	1.2
Health Technology	1.1
Non-Energy Minerals	1.0
Retail Trade	0.9
Commercial Services	0.4

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements and cash).

The Fund is actively managed and, as such its composition may differ over time.

12	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

We present you with the annual report for the Commerce MidCap Growth Fund for the one-year period ended October 31, 2004.

A conversation with Walt Czaicki, Portfolio Manager of the Commerce MidCap Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.70% and 4.46%, respectively. These returns compare to the 8.77% and 6.21% cumulative total returns of the Russell Midcap Growth Index and the Lipper MidCap Growth Funds Index, respectively.

Q: What were the material factors that caused the Fund to underperform its benchmark during the reporting period?

A: The primary cause of the Fund’s underperformance was stock selection. In particular, the Fund’s holdings in the consumer discretionary, information technology, and industrial sectors detracted from results. The health care area also proved to be a challenging sector for the Fund. A number of companies held in the portfolio experienced management execution issues that led to material declines in their stock prices from the levels at which the Fund originally purchased them. Additionally, poor financial performance and other factors led to several dramatic share price declines of individual stocks, which proved too burdensome for the Fund to overcome.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund increased its exposure in the key sectors such as energy and process industries. While adding to the Fund’s exposure in the energy sector aided results, the increased allocation in the materials segment resulted in mixed performance. Additionally, a reduction in the financials sector detracted from results, as many of these stocks continued to outperform the market. This ran counter to what we expected, as our expectations of significantly rising interest rates did not occur.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: As we mentioned, overweighting the energy sector was beneficial, as exploration and production stocks including EOG Resources Inc.* and Newfield Exploration Co.* sharply advanced. Oil service holdings such as Smith International Inc.* contributed positively to returns. Select technology services stocks such as Adobe Systems Inc.* and Affiliated Computer Services* helped performance, and overweighting this area relative to the electronic technology sector proved to be the good decision. Finally, Mandalay Resort Group* and Southtrust Corp.*, both of which were acquired by rival firms, added to results for the period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s overweight position in semiconductors negatively impacted the Fund’s performance, as demand for these products was materially weaker than we expected. Consequently, the Fund’s holdings in Cypress Semiconductor Corp.* and Synopsys Inc.* dramatically underperformed during the period. Exposure to publishing firms such as New York Times Co.* and Dow Jones and Company Inc.* also detracted from results, as the advertising environment did not improve to the degree we had hoped. Lastly, individual positions in the health care sector, including King Pharmaceuticals Inc.* and Ivax Corp.* performed poorly, due to sub-par financial results and product issues.

*	The Fund may cease investing in these securities at any time.

COMMERCE MIDCAP GROWTH FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce MidCap Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	7.68%	–3.99%	4.70%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	2.74%	–4.23%	4.46%
Including sales charges (maximum sales charge 3.50%)	2.27%	–4.90%	0.79%
Russell Midcap Growth Index (as of December 12, 1994)(b)	10.39%	–0.19%	8.77%
Lipper MidCap Growth Funds Index (as of December 12, 1994)(c)	9.41%	–2.08%	6.21%

MidCap Growth Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper MidCap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MIDCAP GROWTH FUND

Statement of Investments

October 31, 2004

Shares	Description	Value
Common Stocks – 98.7%
Commercial Services – 4.7%
38,740	Equifax, Inc.	$ 1,013,051
36,205	Harte-Hanks, Inc.	931,917
14,899	Moody’s Corp.	1,159,291
48,222	The Interpublic Group of Cos., Inc.*	591,202

		3,695,461

Communications – 0.9%
9,615	Telephone & Data Systems, Inc.	720,164

Consumer Durables – 4.3%
15,335	Fortune Brands, Inc.	1,116,695
17,595	Lennar Corp.	791,423
31,530	Mattel, Inc.	552,090
11,555	The Black & Decker Corp.	927,635

		3,387,843

Consumer Non-Durables – 3.7%
11,800	Brown-Forman Corp., Class B	529,820
33,345	Coach, Inc.*	1,554,877
74,545	Del Monte Foods Co.*	796,141

		2,880,838

Consumer Services – 11.6%
29,840	GTECH Holdings Corp.	706,313
26,280	H&R Block, Inc.	1,249,614
16,451	Harrah’s Entertainment, Inc.	962,713
36,180	International Game Technology	1,195,387
20,280	Marriott International, Inc.	1,105,057
17,625	The New York Times Co.	705,881
146,125	The ServiceMaster Co.	1,876,245
30,030	Yum! Brands, Inc.	1,306,305

		9,107,515

Distribution Services – 3.6%
16,105	AmerisourceBergen Corp.	886,419
15,885	CDW Corp.	985,347
16,565	W.W. Grainger, Inc.	970,543

		2,842,309

Electronic Technology – 13.0%
13,335	Alliant Techsystems, Inc.*	766,629
39,115	Avaya, Inc.*	563,256
19,195	Comverse Technology, Inc.*	396,185
12,280	Harris Corp.	755,588
44,245	Juniper Networks, Inc.*	1,177,359
12,076	L-3 Communications Holdings, Inc.	796,171
29,460	Linear Technology Corp.	1,115,945
57,720	MEMC Electronic Materials, Inc.*	542,568
49,325	Polycom, Inc.*	1,018,561
31,350	Rockwell Collins, Inc.	1,111,985
32,360	SanDisk Corp.*	675,353
39,250	Synopsys, Inc.*	637,420
21,707	Thermo Electron Corp.*	629,503

		10,186,523

Shares	Description	Value
Common Stocks – (continued)
Energy Minerals – 1.4%
6,385	EOG Resources, Inc.	$ 424,986
6,557	Newfield Exploration Co.*	381,617
10,228	Pioneer Natural Resources Co.	331,387

		1,137,990

Finance – 7.6%
37,465	Ameritrade Holding Corp.*	487,794
25,575	Commerce Bancorp, Inc.	1,515,063
26,468	Federated Investors, Inc., Class B	767,307
22,595	First Horizon National Corp.	977,912
40,570	Providian Financial Corp.*	630,863
16,770	T. Rowe Price Group, Inc.	935,263
32,160	Waddell & Reed Financial, Inc.	675,682

		5,989,884

Health Services – 6.0%
10,297	Anthem, Inc.*	827,879
25,487	Caremark Rx, Inc.*	763,845
35,915	IMS Health, Inc.	760,680
13,551	Quest Diagnostics, Inc.	1,186,255
26,056	Stericycle, Inc.*	1,181,118

		4,719,777

Health Technology – 8.2%
8,780	Allergan, Inc.	628,297
33,050	Biomet, Inc.	1,542,774
12,255	Genzyme Corp.*	643,020
9,015	IDEXX Laboratories, Inc.*	449,307
10,103	Invitrogen Corp.*	584,964
19,817	IVAX Corp.*	358,688
6,961	St. Jude Medical, Inc.*	533,004
25,289	Varian Medical Systems, Inc.*	1,015,353
15,633	Waters Corp.*	645,486

		6,400,893

Industrial Services – 3.5%
22,698	Jacobs Engineering Group, Inc.*	924,489
18,926	Kinder Morgan, Inc.	1,218,267
9,714	Smith International, Inc.*	564,189

		2,706,945

Process Industries – 4.0%
28,422	Ecolab, Inc.	962,085
15,605	Pactiv Corp.*	369,682
16,075	Praxair, Inc.	678,365
13,368	Sigma-Aldrich Corp.	743,795
8,010	The Valspar Corp.	373,747

		3,127,674

Producer Manufacturing – 7.0%
12,310	Avery Dennison Corp.	748,940
13,727	Dover Corp.	539,059
22,080	Energizer Holdings, Inc.*	1,025,175
18,805	Gentex Corp.	620,753
14,749	ITT Industries, Inc.	1,196,734
31,264	Pitney Bowes, Inc.	1,367,800

		5,498,461

The accompanying notes are an integral part of these financial statements.	15

COMMERCE MIDCAP GROWTH FUND

Statement of Investments (continued)

October 31, 2004

Shares	Description	Value
Common Stocks – (continued)
Retail Trade – 6.9%
21,295	AnnTaylor Stores Corp.*	$ 478,286
61,725	Blockbuster, Inc.	419,730
15,980	Chico’s FAS, Inc.*	639,679
10,300	Fastenal Co.	568,869
18,400	Pier 1 Imports, Inc.	330,280
25,768	Staples, Inc.	766,340
33,217	The TJX Cos., Inc.	796,544
27,020	Tiffany & Co.	792,497
15,670	Williams-Sonoma, Inc.*	598,124

		5,390,349

Technology Services – 12.3%
25,590	Adobe Systems, Inc.	1,433,808
20,645	Affiliated Computer Services, Inc.*	1,126,185
35,325	Ceridian Corp.*	609,356
49,784	Citrix Systems, Inc.*	1,201,288
26,935	Fiserv, Inc.*	957,270
31,275	Intuit, Inc.*	1,418,634
39,340	Siebel Systems, Inc.*	373,730
47,352	SunGard Data Systems, Inc.*	1,254,354
13,757	Symantec Corp.*	783,324
21,450	VERITAS Software Corp.*	469,326

		9,627,275

TOTAL COMMON STOCKS
(Cost $72,732,765)		$77,419,901

Exchange Traded Funds – 1.0%
10,190	iShares Russell Midcap Growth Index Fund	$ 782,083

TOTAL EXCHANGE TRADED FUNDS
(Cost $778,787)		$ 782,083

TOTAL INVESTMENTS – 99.7%
(Cost $73,511,552)		$78,201,984
Other assets in excess of liabilities – 0.3%		241,402

Net Assets – 100.0%		$78,443,386

*	Non-income producing security.

PORTFOLIO COMPOSITION AS OF 10/31/04

Industry Allocation

Electronic Technology	13.0%
Technology Services	12.3
Consumer Services	11.7
Health Technology	8.2
Finance	7.7
Producer Manufacturing	7.0
Retail Trade	6.9
Health Services	6.0
Commercial Services	4.7
Consumer Durables	4.3
Process Industries	4.0
Consumer Non-Durables	3.7
Distribution Services	3.6
Industrial Services	3.5
Energy Minerals	1.5
Exchange Traded Mutual Fund	1.0
Communications	0.9

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding cash).

The Fund is actively managed and, as such its composition may differ over time.

16	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

International Equity Fund Overview

We present you with the annual report for the Commerce International Equity Fund for the one-year period ended October 31, 2004.

A conversation with Bank of Ireland Asset Management (U.S.), Ltd., investment sub-adviser, for the International Equity Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.35% and 15.04%, respectively. These returns compare to the 19.27% and 16.55% cumulative total returns of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) and the Lipper International Funds Index, respectively.

Q: What were the material factors that caused the Fund to underperform its benchmark during the reporting period?

A: The portfolio contains primarily mid- to large-cap stocks. These stocks underperformed their smaller-cap counterparts during the reporting period, accounting for a significant portion of the Fund’s underperformance versus the benchmark. Specific stock selection also detracted from results.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: As disciplined investment managers, the core investment strategy used to manage the Fund was not significantly adjusted during the fiscal year. The various sector, country, or regional weightings were not adjusted since these are merely a by-product of the individual stocks Bank of Ireland Asset Management chooses for the portfolio.

Q: Could you describe some specific holdings that enhanced the Fund’s returns during the period?

A: The top performing holdings in the portfolio relative to the benchmark were E.ON*, a German utility company, French pharmaceutical firm Sanofi-Aventis*, Italian energy company ENI*, and the French energy firm Total*. With the surge in oil prices, oil-related stocks in general rallied significantly during the fiscal year. E.ON* has further benefited from its acquisitions over the past year. For example, we believe E.ON’s purchase of Ruhrgas made it a dominant vertically integrated gas supplier in Germany and Europe. Aventis benefited from being acquired by Sanofi, which created the third largest drug-maker in the world.

The Fund also significantly benefited by not owning UK-based pharmaceutical company Astrazeneca. Concerns regarding new products in its development pipeline adversely affected the company’s stock. In addition, U.S Food and Drug Administration approval delays on some of its new drugs hurt its results.

Q: What were some examples of holdings that didn’t meet your expectations?

A: Not owning UK energy company BP was one of the top detractors relative to performance during the reporting period. While the stock was aided by the sharp rise in oil prices, we believe the company is engaging in an aggressive acquisition strategy that we feel contains significant risks.

Despite posting consistently strong performance in recent years, the Fund holding in Canon*, a Japanese information technology company, hurt relative performance versus the benchmark. During the reporting period, Japanese exporters did not do as well as certain types of domestic firms and it appears this may have hurt Canon’s stock price. Elsewhere, Japanese information technology company NTT* performed poorly as it faces increased competition in its domestic market. With downward forecasts for semiconductor chip sales, many stocks in this industry performed poorly. In this area, the Fund holdings in Philips* and Samsung* were both affected by lowered forecasts of sales growth in semiconductor chips.

*	The Fund may cease investing in these securities at any time.

COMMERCE INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce International Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	3.03%	–3.58%	15.35%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	0.82%	–3.85%	15.04%
Including sales charges (maximum sales charge 3.50%)	0.36%	–4.53%	10.98%
MSCI EAFE Index (as of January 1, 1995)(b)	4.87%	–0.58%	19.27%
Lipper International Funds Index (as of December 12, 1994)(c)	6.29%	0.77%	16.55%

International Equity Fund Institutional Shares Performance

Performance of a $10,000 Investment, Distributions Reinvested January 1, 1995(d) to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australasia and the Far East. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper International Funds Index is an unmanaged index consisting of funds that invest their assets in securities with primary trading markets outside of the United States. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(d)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund’s inception.

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments

October 31, 2004

Shares	Description	Value
Common Stocks – 99.7%
Australian Dollar – 0.3%
36,054	The News Corp. Ltd. (Media)	$ 290,003

British Pound Sterling – 23.9%
247,531	Barclays PLC (Commercial Banks)	2,415,920
71,127	British American Tobacco PLC (Tobacco)	1,070,015
146,510	BT Group PLC (Diversified Telecommunication Services)	499,272
113,928	Cadbury Schweppes PLC (Food Products)	945,781
238,364	Centrica Ordinary (Tobacco)	1,052,806
95,062	Diageo PLC (Beverages)	1,270,509
27,501	Enterprise Inns PLC (Hotels Restaurant & Leisure)	312,306
74,200	GlaxoSmithKline PLC (Pharmaceuticals)	1,561,380
40,201	GUS PLC (Internet & Catalog Retail)	657,137
205,227	Kingfisher PLC (Specialty Retail)	1,138,000
129,316	Prudential PLC (Insurance)	950,159
52,066	Reed Elsevier PLC (Media)	464,706
79,632	Royal Bank of Scotland Group PLC (Commercial Banks)	2,344,790
128,729	Smith & Nephew PLC (HealthCare Equipment & Supplies)	1,092,269
30,063	Smiths Group PLC (Industrial Conglomerates)	411,170
410,979	Tesco PLC (Food & Staples Retailing)	2,163,928
103,465	Tomkins PLC (Industrial Conglomerates)	472,644
12,319	Travis Perkins PLC (Specialty Retail)	311,660
198,784	Unilever PLC (Food Products)	1,673,923
1,085,677	Vodafone Group PLC (Wireless Telecommunication Services)	2,778,537
26,238	Whitbread PLC (Hotels Restaurant & Leisure)	390,866
71,322	Wolseley PLC (Trading Company & Distribution)	1,231,273
81,544	WPP Group PLC (Media)	817,567

		26,026,618

Canadian Dollar – 0.7%
10,356	Royal Bank of Canada (Commercial Banks)	538,040
7,404	Shoppers Drug Mart Corp.* (Food & Staples Retailing)	224,796

		762,836

Euro – 34.3%
Finland – 0.5%
38,066	Nokia Oyj (Communications Equipment)	586,686

France – 10.8%
63,103	AXA (Insurance)	1,357,085
35,156	BNP Paribas SA (Commercial Banks)	2,390,979

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
42,925	France Telecom SA (Diversified Telecommunication Services)	$ 1,227,934
13,854	Lafarge SA (Construction Materials)	1,263,650
18,100	Sanofi-Aventis (Pharmaceuticals)	1,322,133
20,388	Total SA (Oil & Gas)	4,236,470

		11,798,251

Germany – 5.4%
21,480	Bayer AG (Chemicals)	608,170
40,997	Bayerische Motoren Werke (BMW) AG (Automobiles)	1,732,517
14,514	Deutsche Bank AG (Capital Markets)	1,102,560
29,939	E.ON AG (Electric Utilities)	2,434,242

		5,877,489

Ireland – 1.2%
53,571	CRH PLC (Construction Materials)	1,277,424

Italy – 3.9%
110,608	ENI SPA (Oil & Gas)	2,509,854
512,624	Telecom Italia SPA (Diversified Telecommunication Services)	1,705,617

		4,215,471

Netherlands – 8.7%
96,219	ABN AMRO Holding NV (Commercial Banks)	2,299,874
6,943	Heineken NV (Beverages)	218,087
112,620	ING Groep NV (Diversified Financial Services)	2,979,034
76,178	Koninklijke (Royal) Philips Electronics NV (Household Durables)	1,801,422
77,462	Reed Elsevier NV (Media)	1,017,110
24,185	TPG NV (Air Freight & Logistics)	583,940
18,955	VNU NV (Media)	517,347

		9,416,814

Spain – 3.8%
184,670	Banco Santander Central Hispano SA (Commercial Banks)	2,059,901
126,261	Telefonica SA (Diversified Telecommunication Services)	2,082,790

		4,142,691

TOTAL EURO		$37,314,826

Hong Kong Dollar – 3.6%
75,000	Cheung Kong Holdings Ltd. (Real Estate)	$621,507
68,500	Esprit Holdings Ltd. (Specialty Retail)	366,108
58,023	Hang Seng Bank Ltd. (Commercial Banks)	775,280
290,500	Johnson Electric Holdings Ltd. (Electrical Equipment)	289,249
264,000	Li & Fung Ltd. (Distributors)	391,752
89,000	Sun Hung Kai Properties Ltd. (Real Estate)	823,280

The accompanying notes are an integral part of these financial statements.	19

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

October 31, 2004

Shares	Description	Value
Common Stocks – (continued)
Hong Kong Dollar – (continued)
94,000	Swire Pacific Ltd. Series ‘A’ (Real Estate)	$ 667,245

		3,934,421

Japanese Yen – 18.6%
62,200	Canon, Inc. (Office Electronics)	3,068,346
13,900	Fanuc Ltd. (Machinery)	839,087
42,800	Honda Motor Co. Ltd. (Automobiles)	2,066,931
11,600	Hoya Corp. (Electronic Equipment & Instruments)	1,190,417
156	JAPAN TOBACCO, Inc. (Tobacco)	1,369,892
65	Millea Holdings, Inc. (Insurance)	858,329
153	Mitsubishi Tokyo Financial Group, Inc. (Commercial Banks)	1,298,812
74,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	607,244
498	Nippon Telegraph & Telephone Corp. (Wireless Telecommunication Services)	2,113,752
393	NTT DoCoMo, Inc. (Diversified Telecommunication Services)	693,181
38,000	Ricoh Co. Ltd. (Office Electronics)	709,677
6,300	Rohm Co. Ltd. (Semiconductor & Semiconductor Equipment)	646,519
27,900	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,060,526
34,000	Shionogi & Co. Ltd. (Pharmaceuticals)	527,542
213	Sumitomo Mitsui Financial Group (Commercial Banks)	1,384,239
36,800	Takeda Chemical Industries Ltd. (Pharmaceuticals)	1,777,174

		20,211,668

Korean Won – 4.8%
13,940	Hyundai Motor Co. (Automobiles)	675,540
36,350	Korea Electric Power Corp. (Electric Utilities)	751,006
13,660	KT Corp. (Diversified Telecommunication Services)	443,752
7,529	POSCO (Metals & Mining)	1,125,486
5,635	Samsung Electronics Co. Ltd. (Semiconductor & Semiconductor Equipment)	2,210,248

		5,206,032

Singapore Dollar – 0.8%
106,000	United Overseas Bank Ltd. (Commercial Banks)	860,105

Shares	Description	Value
Common Stocks – (continued)
Swiss Franc – 12.0%
13,071	Nestle AG (Food Products)	$ 3,089,162
57,681	Novartis AG (Pharmaceuticals)	2,748,090
22,468	Roche Holding AG (Pharmaceuticals)	2,294,604
27,870	Swiss Re (Insurance)	1,709,174
44,390	UBS AG (Capital Markets)	3,196,376

		13,037,406

United States Dollar – 0.7%
96,451	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductor & Semiconductor Equipment)	730,134

TOTAL COMMON STOCKS
(Cost $89,837,232)		$108,374,049

Units	Description	Expiration Month	Value
Rights – 0.0%
British Pound Sterling – 0.0%
21,552	Prudential PLC*	11/2004	$ 36,376

TOTAL RIGHTS
(Cost $0)			$ 36,376

TOTAL INVESTMENTS – 99.7%
(Cost $89,837,232)			$108,410,425
Other assets in excess of liabilities – 0.3%			301,974

Net Assets – 100.0%			$108,712,399

* Non-income producing security.

Investment Abbreviation:
ADR	—AmericanDepositary Receipt

20	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

As a % of Net Assets
Common Stock Industry Classifications†
Air Freight & Logistics	0.5%
Automobiles	4.1
Beverages	1.4
Capital Markets	4.0
Chemicals	1.5
Commercial Banks	15.1
Communications Equipment	0.5
Construction Materials	2.3
Distributors	0.4
Diversified Financial Services	2.7
Diversified Telecommunication Services	6.1
Electric Utilities	2.9
Electrical Equipment	0.3
Electronic Equipment & Instruments	1.1
Food & Staples Retailing	2.2
Food Products	5.3
Health Care Equipment & Supplies	1.0
Hotels, Restaurant & Leisure	0.7
Household Durables	1.7
Industrial Conglomerates	0.8
Insurance	5.0
Internet & Catalog Retail	0.6
Machinery	0.8
Media	2.9
Metals & Mining	1.0
Office Electronics	3.5
Oil & Gas	6.2
Pharmaceuticals	9.4
Real Estate	1.9
Semiconductor & Semiconductor Equipment	3.3
Specialty Retail	1.7
Tobacco	3.2
Trading Company & Distribution	1.1
Wireless Telecommunication Services	4.5

TOTAL COMMON STOCK	99.7%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.	21

COMMERCE ASSET ALLOCATION FUND

Asset Allocation Fund Overview

We present you with the annual report for the Commerce Asset Allocation Fund for the one-year period ended October 31, 2004.

A conversation with the Investment Policy Team of the Commerce Asset Allocation Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.57% and 6.36%, respectively. These returns compare to the 9.33%, 8.81%, and 9.01% cumulative total returns, respectively, of the Fund’s benchmarks, the Russell 1000 Index, the Fund’s primary benchmark; and an Asset Allocation Composite Index consisting of 50% Russell 1000 Index/40% Lehman Aggregate Bond Index /10% Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) and an Asset Allocation Composite Index consisting of 48% Russell 1000 Index/40% Lehman Aggregate Bond Index/12% MSCI EAFE Index.

Q: What were the material factors that caused the Fund to underperform its benchmark during the reporting period?

A: Early in the fiscal year, the Fund’s large-cap value and international equity components detracted from relative results. While the performance for both of these portions of the Fund improved as the period progressed, it was not enough to offset the earlier shortfall. In addition, toward the end of the fiscal year, stock selection in the Fund’s mid-cap Growth component hurt results.

Q: What significant adjustments were made to the Fund’s portfolio during the period?

A: In January 2004, we anticipated continued weakness in the U.S. dollar and good equity performance outside of the U.S. As such, we modestly increased the Fund’s allocation to foreign equities and began to place a portion of that allocation in emerging equity markets. In May 2004, we shifted some of the Fund’s fixed income component to equities. This enhanced results as the bond market faltered due to fears of a rising interest rate environment. Finally, in September 2004, we shifted some of the Fund’s large-cap growth exposure to large-cap value stocks.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

During the fiscal year, we added an emerging international market component into the portfolio. This was achieved through the use of the Barclays iShares Emerging Markets Index vehicle. This proved beneficial, as this asset class generated strong returns over the reporting period. Within the Fund’s large-cap value component, we began to concentrate more on individual stock selection and less on thematic sector considerations. This also helped portfolio performance.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The largest sector representations within the large-cap growth portion of the Fund (and the benchmark index) were information technology and health care. During the fiscal year, returns from both of these sectors trailed the rest of the market. As such, the Fund’s exposure to these areas detracted from results.

COMMERCE ASSET ALLOCATION FUND

Performance Summary

October 31, 2004

Following is performance information for the Commerce Asset Allocation Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns through October 31, 2004	Since Inception	One Year
Institutional Shares (commenced September 27, 2002)(a)	10.51%	6.57%
Service Shares (commenced September 27, 2002)(a)
Excluding sales charges	10.25%	6.36%

Including sales charges (maximum sales charge 3.50%)	8.41%	2.63%
Russell 1000 Index (as of September 27, 2002)(b)	16.75%	9.33%
Asset Allocation Composite Index (prior) (as of September 27, 2002)(c)	12.98%	9.01%
Asset Allocation Composite Index (current) (as of September 27, 2002)(c)	12.84%	8.81%
Lipper Balanced Funds Index (as of September 27, 2002)(d)	13.31%	8.20%

Asset Allocation Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested September 27, 2002 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Asset Allocation Composite Index (“Composite Index”) is a hypothetical representation prepared by the Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The Composite Index (prior) was comprised of the Russell 1000 Index (48%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (12%). The weighting of the Index has been revised to more closely track the Fund’s investment strategy so that the Composite Index (current) is comprised of the Russell 1000 Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (10%). The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The MSCI EAFE Index (unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The Composite Index figures to not reflect any deduction for fees, taxes or expenses.”
(d)	The Lipper Balanced Funds Index is an unmanaged index consisting of funds that maintain a balanced portfolio of both stocks and bonds ranging around 60%/40% at all times. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE ASSET ALLOCATION FUND

Statement of Investments

October 31, 2004

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.2%
Equity – 68.1%
212,887	Commerce Value Fund – 25.2%	$ 4,832,539
177,324	Commerce Growth Fund – 19.3%	3,691,889
112,921	Commerce International Equity Fund – 11.3%	2,165,820
56,507	PIMCO PEA Renaissance Fund – 7.1%	1,365,217
40,264	Commerce MidCap Growth Fund – 5.2%	995,329

		$13,050,794

Fixed Income – 31.1%
319,206	Commerce Bond Fund – 31.1%	$ 5,972,336

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $17,296,868)		$19,023,130

Exchange Traded Fund – 2.2%
2,331	iShares MSCI Emerging Markets Index – 2.2%	$ 413,543

TOTAL EXCHANGE TRADED FUND
(Cost $371,748)		$ 413,543

TOTAL INVESTMENTS – 101.4%
(Cost $17,668,616)		$19,436,673
Liabilities in excess of other assets – (1.4)%		(261,519)

Net Assets – 100.0%		$19,175,154

For information on the underlying Commerce mutual funds, please call our toll free Shareholder Services Line at 1-800-995-6365 or visit us on the web at www.commercefunds.com.

PORTFOLIO COMPOSITION AS OF 10/31/04

Underlying Funds Allocation

Commerce Bond Fund	30.7%
Commerce Value Fund	24.9
Commerce Growth Fund	19.0
Commerce International Equity Fund	11.2
PIMCO PEA Renaissance Fund	7.0
Commerce MidCap Growth Fund	5.1
iShares MSCI Emerging Markets Index	2.1

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding cash).

The Fund is actively managed and, as such its composition may differ over time.

24	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Bond Fund Overview

We present you with the annual report for the Commerce Bond Fund for the one-year period ended October 31, 2004.

A conversation with Scott Colbert, Portfolio Manager of the Bond Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.80% and 4.54%, respectively. These returns compare to the 5.53% and 5.16% cumulative total returns of the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, respectively.

Q: What were the material factors that caused the Fund to underperform its benchmark during the reporting period?

A: The Fund’s duration was slightly shorter than that of its benchmark during the fiscal year. This detracted from relative results as intermediate and long-term interest rates fell. Corporate bonds were the strongest performing asset class over the reporting period. While the Fund had neutral weighting versus the benchmark in the corporate sector, we do not typically have as much exposure as our intermediate fund peers. As a result, this hurt relative results versus the Fund’s Lipper peer group.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: We made several adjustments to the Fund’s interest rate and yield curve positioning. For example, we shortened the Fund’s duration from neutral to slightly short the benchmark in anticipation of the Federal Reserve Board (the “Fed”) raising interest rates. We also modified the Fund’s interest rate exposure by overweighting securities with short- and longer-term maturities, while underweighting the intermediate portion of the yield curve. This was done to take advantage of the Treasury curve flattening. This yield curve positioning was a slight positive for performance over the period. We subsequently moved the Fund’s duration exposure back to neutral as we expect the rate of Fed rate increases to slow significantly in 2005.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund maintained its strategy of underweighting Treasuries and overweighting agency securities. This strategy helped the Fund’s performance as the agency sector outperformed Treasuries with similar durations. Also enhancing results was an overweight in asset-backed securities. In particular, the Fund’s manufactured housing bonds were among the best performing holdings for the Fund over the period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: While the Fund held a neutral weight in the corporate sector, we emphasized higher-rated corporate securities. This detracted from results, as lower-rated, more speculative corporate bonds, outperformed their higher-rated counterparts over the period.

COMMERCE BOND FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	6.89%	6.21%	4.80%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	5.80%	5.95%	4.54%
Including sales charges (maximum sales charge 3.50%)	5.32%	5.21%	0.88%
Lehman Brothers Aggregate Bond Index (as of December 12, 1994)(b)	7.82%	7.57%	5.53%
Lipper Intermediate Investment Grade Debt Funds Index (as of December 12, 1994)(c)	7.21%	7.16%	5.16%

Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE BOND FUND

Statement of Investments

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 15.2%
Auto – 1.3%
Distribution Financial Services Trust Series 1999-3, Class A6
$ 5,000,000	6.88%	11/15/2016	$ 5,151,966
WFS Financial Owner Trust Series 2004-F1, Class A3
2,500,000	2.19	06/20/2008	2,482,439

			7,634,405

Commercial – 3.4%
Asset Securitization Corp. Series 1995-MD4, Class A1
2,465,288	7.10	08/13/2029	2,569,820
Asset Securitization Corp. Series 1997-D4, Class AIE
4,100,000	7.53	04/14/2029	4,556,396
LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
6,600,000	6.21	10/15/2035	7,166,667
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4
5,500,000	6.46	03/15/2031	6,223,848

			20,516,731

Credit Card – 1.2%
Standard Credit Card Master Trust Series 1995-1, Class B
7,000,000	8.45	01/07/2007	7,082,873

Home Equity – 4.5%
Cityscape Home Loan Trust Series 1997-4, Class A5
1,974,946	7.01	10/25/2018	1,972,781
Contimortgage Home Equity Loan Trust Series 1999-3, Class A6
1,600,281	7.68	12/25/2029	1,646,289
Green Tree Home Improvement Loan Trust Series 1997-E, Class HEM1
1,281,827	7.28	01/15/2029	1,284,695
Merrill Lynch Mortgage Investors, Inc. Series 1999-H1, Class M1
874,918	7.36	11/20/2029	874,206
Residential Asset Securities Corp. Series 1999-KS1, Class AI8
2,006,138	6.32	04/25/2030	2,047,588
Residential Funding Mortgage Securities I, Inc. Series 2000-HI2, Class AI5
10,030,103	8.35	03/25/2025	10,332,493
Residential Funding Mortgage Securities I, Inc. Series 2000-HI4, Class AI7
8,821,362	7.98	09/25/2030	9,145,222

			27,303,274

Manufactured Housing – 4.8%
Associates Manufactured Housing Pass-Through Series 1996-1, Class A5
3,379,097	7.60	03/15/2027	3,491,654
Green Tree Financial Corp. Series 1993-4, Class A5
9,297,497	7.05	01/15/2019	9,730,994
Green Tree Financial Corp. Series 1995-5, Class M1
2,000,000	7.65	09/15/2026	2,148,139
Green Tree Financial Corp. Series 1996-4, Class A7
4,300,091	7.90	06/15/2027	4,745,689

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Manufactured Housing – (continued)
Green Tree Financial Corp. Series 1998-3, Class A5
$ 831,929	6.22%	03/01/2030	$ 857,349
Green Tree Financial Corp. Series 1998-3, Class A6
984,538	6.76	03/01/2030	1,036,366
Green Tree Financial Corp. Series 1999-1, Class M1
3,750,000	6.56	11/01/2028	1,237,500
Green Tree Financial Corp. Series 1999-1, Class M2
1,500,000	7.34	11/01/2028	360,000
Indymac Manufactured Housing Contract Series 1997-1, Class A3
1,362,017	6.61	02/25/2028	1,325,931
Indymac Manufactured Housing Contract Series 1997-1, Class A4
972,869	6.75	02/25/2028	952,276
Indymac Manufactured Housing Contract Series 1998-1, Class A5
1,743,420	6.96	09/25/2028	1,691,309
Oakwood Mortgage Investors, Inc. Series 1997-A, Class A5
1,885,496	7.13	05/15/2027	1,955,910

			29,533,117

TOTAL ASSET-BACKED SECURITIES
(Cost $94,146,678)			$92,070,400

Municipal – 0.4%
Multnomah County OR School District 1J Portland GO Bonds Refunding Taxable
$ 785,000	5.17%	06/15/2011	$ 795,040
New Jersey Economic Development Authority Revenue Bonds Taxable Designated Industry Series A
1,000,000	5.20	03/01/2014	1,027,450
Providence RI GO Bonds Refunding Taxable Series B
710,000	4.96	07/15/2014	718,676

TOTAL MUNICIPAL
(Cost $2,495,000)			$ 2,541,166

Collateralized Mortgage Obligations – 15.6%
Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
$ 4,405,839	5.25%	09/25/2019	$ 4,558,830
Federal Home Loan Mortgage Corp. FGIC PAC Series 2430, Class UD
10,579,800	6.00	03/15/2017	11,314,731
Federal Home Loan Mortgage Corp. PAC Series 2110, Class PG
4,500,000	6.00	01/15/2029	4,733,955
Federal Home Loan Mortgage Corp. PAC Series 2633, Class PC
6,000,000	4.50	07/15/2015	6,054,988

The accompanying notes are an integral part of these financial statements.	27

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal Home Loan Mortgage Corp. REMIC PAC Series 1579, Class PM
$ 2,179,581	6.70%	09/15/2023	$ 2,280,504
Federal Home Loan Mortgage Corp. Series 2524, Class WC
1,950,000	6.00	11/15/2028	2,015,543
Federal Home Loan Mortgage Corp. Series 2677, Class BC
800,000	4.00	09/15/2018	714,355
Federal Home Loan Mortgage Corp. Series 2760, Class EC
4,050,000	4.50	04/15/2017	4,026,361
Federal Home Loan Mortgage Corp. Series T-58, Class 1A3
3,000,000	4.39	11/25/2038	3,030,730
Federal National Mortgage Association FNIC PAC Series 2001-45, Class WG
3,600,000	6.50	09/25/2031	3,803,689
Federal National Mortgage Association FNIC PAC Series 2001-76, Class UC
10,000,000	5.50	11/25/2015	10,337,553
Federal National Mortgage Association PAC Series 2003-014, Class AP
2,118,660	4.00	03/25/2033	2,114,258
Federal National Mortgage Association PAC Series 2003-117, Class KB
3,000,000	6.00	12/25/2033	3,102,177
Federal National Mortgage Association REMIC Series 1992-1, Class E
189,636	7.50	01/25/2007	196,021
Federal National Mortgage Association Series 2000-M2, Class C
4,600,000	7.03#	07/17/2022	5,211,455
Federal National Mortgage Association Series 2002-73, Class OE
3,404,000	5.00	11/25/2017	3,472,278
Federal National Mortgage Association Series 2002-82, Class XE
2,660,000	5.00	12/25/2017	2,708,070
Federal National Mortgage Association Series 2003-86, Class OC
5,270,000	5.00	09/25/2026	5,408,607
Government National Mortgage Association REMIC Series 1998-12, Class EB
3,050,835	6.50	05/20/2028	3,137,647
Master Asset Securitization Trust Series 2004-3, Class 5A1
1,613,015	6.25	01/25/2032	1,652,910
Residential Asset Securitization Trust Series 2004-IP1, Class A1
2,773,358	3.98#	01/25/2034	2,740,353

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Residential Funding Mortgage Securities Corp. Series 2003-RM2, Class AIII
$ 5,980,153	6.00%	05/25/2033	$ 6,114,133
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
2,689,182	5.00	05/25/2018	2,675,760
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
3,839,617	5.00	06/25/2018	3,869,364

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $92,572,636)			$95,274,272

Commercial Mortgages – 2.5%
Government National Mortgage Association Series 2001-12, Class B
$ 1,447,000	6.16%#	06/16/2021	$ 1,565,749
Government National Mortgage Association Series 2002-62, Class B
1,641,000	4.76	01/16/2025	1,689,916
Government National Mortgage Association Series 2004-09, Class A
4,022,146	3.36	08/16/2022	3,977,237
Government National Mortgage Association Series 2004-45, Class A
2,966,386	4.02	12/16/2021	2,988,378
Government National Mortgage Association Series 2004-60, Class C
5,000,000	5.24#	03/16/2028	5,206,640

TOTAL COMMERCIAL MORTGAGES
(Cost $15,297,327)			$15,427,920

Corporate Obligations – 27.9%
Cable TV – 0.3%
Comcast Corp.
$ 1,600,000	6.50%	01/15/2015	$ 1,749,760

Financial – 13.5%
Allstate Financial Global Funding†
2,400,000	6.15	02/01/2006	2,490,749
American General Finance Corp. MTN Series H
3,000,000	4.50	11/15/2007	3,091,422
Bear Stearns Companies, Inc.
4,500,000	4.00	01/31/2008	4,573,071
Caterpillar Financial Services Corp. MTN Series F
1,500,000	2.65	01/30/2006	1,499,331

28	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Financial – (continued)
Equitable Life Assurance Society of the United States†
$11,775,000	7.70%		12/01/2015	$14,197,506
Ford Motor Credit Co.
3,250,000	5.80		01/12/2009	3,352,862
General Electric Capital Corp. MTN Series A
3,000,000	5.00		06/15/2007	3,140,928
4,325,000	5.88		02/15/2012	4,719,159
General Motors Acceptance Corp.
1,750,000	6.63		10/15/2005	1,804,819
1,900,000	5.63		05/15/2009	1,918,601
John Deere Capital Corp.
3,000,000	3.63		05/25/2007	3,030,702
Metropolitan Life Insurance Co.†
6,000,000	7.70		11/01/2015	7,239,060
Morgan Stanley
900,000	6.75		04/15/2011	1,021,557
1,720,000	5.30		03/01/2013	1,785,888
Morgan Stanley Traded Custody Receipts†
10,311,000	7.72	#	03/01/2032	12,316,283
PNC Bank, N.A.
8,250,000	7.88		04/15/2005	8,448,247
Reed Elsevier Capital, Inc.
1,800,000	6.75		08/01/2011	2,051,561
SLM Corp. MTN
2,443,000	4.00		01/15/2009	2,456,507
Wells Fargo & Co.
3,480,000	3.13		04/01/2009	3,403,604

				82,541,857

Forestry – 0.1%
Weyerhaeuser Co.
457,000	6.75		03/15/2012	517,217

Industrial – 3.6%
Campbell Soup Co.
2,600,000	8.88		05/01/2021	3,550,425
Deluxe Corp.
1,300,000	5.00		12/15/2012	1,265,280
Receipts on Corporate Securities Trust CHR-1998-1
5,749,797	6.50		08/01/2018	6,014,115
Receipts on Corporate Securities Trust NSC-1998-1
3,358,022	6.38		05/15/2017	3,592,680
Ryder System, Inc.
4,000,000	6.60		11/15/2005	4,148,956
Service Master Co.
2,661,000	7.10		03/01/2018	2,995,834
Waste Managemet, Inc.
560,000	7.65		03/15/2011	649,371

				22,216,661

Multimedia – 0.4%
AOL Time Warner
495,000	6.13		04/15/2006	517,469
1,600,000	6.75		04/15/2011	1,800,605

				2,318,074

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Oil & Gas – 0.8%
Occidental Petroleum Corp.
$ 2,925,000	7.38%	11/15/2008	$ 3,326,848
Tosco Corp.
1,258,000	7.25	01/01/2007	1,361,990

			4,688,838

Oil-Field Services – 0.1%
Halliburton Co.
620,000	5.50	10/15/2010	655,597

Real Estate – 3.3%
Apache Finance Property Ltd.
4,500,000	7.00	03/15/2009	5,153,972
Archstone Communities Trust
3,000,000	8.20	07/03/2005	3,104,700
EOP Operating LP
3,300,000	7.75	11/15/2007	3,689,657
Merry Land & Investment, Inc.
1,000,000	6.88	11/01/2004	1,000,000
Simon Debartolo Group LP
5,000,000	6.75	06/15/2005	5,119,825
Speiker Properties LP
1,600,000	7.35	12/01/2017	1,864,320

			19,932,474

Sovereign Agency – 0.3%
Resolution Funding Corp.
1,500,000	8.13	10/15/2019	2,039,928

Utilities – 2.2%
GTE Corp.
12,000,000	6.84	04/15/2018	13,417,860

Yankee – 3.3%
BHP Billiton Finance USA Ltd.
2,044,000	4.80	04/15/2013	2,079,756
Deutsche Telekom International Finance BV
1,335,000	8.50	06/15/2010	1,608,353
France Telecom SA
1,286,000	7.75	03/01/2011	1,544,518
Hanson Overseas BV
5,000,000	6.75	09/15/2005	5,170,345
Swiss Bank Corp.
8,000,000	7.38	06/15/2017	9,786,656

			20,189,628

TOTAL CORPORATE OBLIGATIONS
(Cost $159,977,913)			$170,267,894

Foreign Debt Obligations – 0.1%
Sovereign – 0.1%
Republic of Poland
$ 592,000	5.25%	01/15/2014	$ 614,940

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $591,295)			$ 614,940

The accompanying notes are an integral part of these financial statements.	29

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Pass-Through Obligations – 15.9%
Federal Home Loan Mortgage Corp.
$ 313,975	6.00%		12/01/2013	$ 328,411
449,299	8.50		02/01/2019	496,696
569,929	8.50		03/01/2021	631,362
3,060,357	7.00		05/01/2026	3,261,595
473,793	7.00		10/01/2030	503,506
426,773	7.50		12/01/2030	458,339
824,085	7.50		01/01/2031	885,039
1,736,180	7.00		08/01/2031	1,844,496
9,021,349	5.00		05/01/2033	9,019,926
7,930,876	5.50		06/01/2033	8,092,131
4,226,723	2.72	#	05/01/2034	4,188,653
Federal National Mortgage Association
1,051,796	5.50		01/01/2009	1,092,197
780,936	7.00		07/01/2009	829,359
125,157	6.50		02/01/2012	133,555
388,055	6.00		12/01/2013	398,479
221,493	6.50		07/01/2014	234,893
492,735	9.00		11/01/2021	548,087
92,483	6.50		08/01/2024	97,763
167,410	6.50		09/01/2024	176,968
156,859	9.00		02/01/2025	176,005
94,326	6.50		03/01/2026	99,572
306,105	8.00		07/01/2028	334,307
638,694	6.50		10/01/2028	673,481
188,304	7.00		10/01/2028	200,411
643,799	5.73	#	12/01/2028	658,134
180,742	6.50		01/01/2029	190,586
329,634	6.00		07/01/2029	342,484
586,972	7.50		09/01/2029	629,908
500,347	7.00		03/01/2031	531,864
287,616	7.50		03/01/2031	308,464
891,992	7.00		11/01/2031	947,934
1,883,309	7.00		01/01/2032	2,001,422
4,318,970	6.00		12/01/2032	4,485,116
6,386,329	5.00		02/01/2033	6,381,153
12,349,591	5.50		03/01/2033	12,598,839
4,161,298	5.00		07/01/2033	4,157,925
13,694,246	4.50		08/01/2033	13,318,127
4,825,579	5.00		02/01/2034	4,813,844
Government National Mortgage Association
964,311	8.00		02/15/2022	1,061,782
377,038	7.50		08/20/2025	405,637
1,400,795	7.50		07/20/2026	1,505,887
2,475,384	6.50		04/15/2031	2,622,056
2,704,712	6.50		05/15/2031	2,864,973
2,367,666	5.50		10/15/2033	2,427,417

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $94,620,337)				$96,958,783

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Agency Obligations – 17.5%
Federal Agricultural Mortgage Corp. MTN
$ 542,000	6.68%	06/10/2014	$ 634,079
Federal Home Loan Bank
10,000,000	5.13	03/06/2006	10,342,210
18,755,000	2.75	11/15/2006	18,711,976
7,210,000	4.88	11/15/2006	7,499,128
7,000,000	5.59	02/03/2009	7,597,275
2,270,000	5.58	02/17/2009	2,463,318
4,150,000	5.38	08/15/2024	4,225,443
3,025,000	7.13	02/15/2030	3,785,352
Federal Home Loan Mortgage Corp.
15,000,000	2.75	08/15/2006	15,006,015
Federal National Mortgage Association
1,300,000	5.08	06/24/2018	1,273,455
8,900,000	7.13	01/15/2030	11,158,259
11,545,000	6.63	11/15/2030	13,710,046
Tennessee Valley Authority
5,765,000	6.00	03/15/2013	6,434,801
1,981,000	6.75	11/01/2025	2,371,928
1,000,000	7.13	05/01/2030	1,252,772

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $105,090,619)			$106,466,057

U.S. Treasury Obligations – 2.1%
United States Treasury Bonds
$ 400,000	8.00%	11/15/2021	$ 555,078
2,900,000	5.25	11/15/2028	3,057,009
7,765,000	6.25	05/15/2030	9,337,412

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,168,095)			$12,949,499

30	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement – 2.2%
State Street Bank & Trust Co.^
$13,642,000	1.59%	11/01/2004	$ 13,642,000
Maturity Value: $13,643,808

TOTAL REPURCHASE AGREEMENT
(Cost $13,642,000)			$ 13,642,000

TOTAL INVESTMENTS – 99.4%
(Cost $590,601,900)			$606,212,931
Other assets in excess of liabilities – 0.6%			3,509,163

Net Assets – 100.0%			$609,722,094

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $36,243,598 which represents 5.9% of net assets as of October 31, 2004.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2004.
^	Repurchase agreement was entered into on October 29, 2004. At October 31, 2004, this agreement was fully collateralized by $11,430,000 U.S. Treasury Bonds, 6.38%, due 08/15/2027 with a market value of $13,918,082.

Investment Abbreviations:
FGIC	—Insuredby Financial Guaranty Insurance Co.
FNIC	—FinancialNetwork Investment Corporation
GO	—GeneralObligation
MTN	—Medium-TermNote
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit

PORTFOLIO COMPOSITION AS OF 10/31/04

Sector Allocation

Corporate Obligations	28.7%
U.S. Government Agency Obligations	18.0
Mortgage-Backed Pass-Through Obligations	16.4
Collateralized Mortgage Obligations	16.1
Asset-Backed Securities	15.5
Commercial Mortgages	2.6
U.S. Treasury Obligations	2.2
Municipal	0.4
Foreign Debt Obligations	0.1

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreement and cash).

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	31

COMMERCE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

We present you with the annual report for the Commerce Short-Term Government Fund for the one-year period ended October 31, 2004.

A conversation with Scott Colbert, Portfolio Manager of the Commerce Short-Term Government Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2004, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.96% and 1.70%, respectively. These returns compare to the 2.63% and 1.42% cumulative total returns of the Citigroup 1-5 Year Treasury/Government Sponsored Index and the Lipper Short U.S. Government Funds Index, respectively.

Q: What were the material factors that caused the Fund to underperform its benchmarks during the reporting period?

A: The Fund’s overall duration was slightly shorter than its benchmark. This positioning detracted from results over the period. However, the Fund outperformed its Lipper peer group. While short-term interest rates rose over the period, they did not rise as much as our peer group managers had projected. As a result, our duration exposure, which was not as short as our peer group, enhanced results.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: We modified the Fund’s interest rate and curve positioning over the period by shortening the portfolio’s duration from neutral to slightly short of the benchmark. This was done in anticipation of the Federal Reserve Board (the “Fed”) raising interest rates. We also modified the Fund’s interest rate exposure by overweighting securities with short- and relatively longer-term maturities, while underweighting the two- and three-year maturity sectors of the yield curve. This was done to take advantage of the potential flattening in the short end of the yield curve. This positioning was a slight positive for performance over the period. We then moved the Fund’s duration exposure back to neutral, as we expect the rate of Fed rate increases to slow significantly in 2005.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund continued to hold a significant amount of its assets in agency bonds and agency-backed mortgage bonds. Agency bond spreads relative to Treasuries were largely unchanged, so despite the regulatory scrutiny these government agencies (such as Fannie Mae) experienced over the period, we picked up a constant incremental yield over the course of the year. We also added to our mortgage exposure. The mortgage-backed sector also outperformed both Treasury bonds and agency bonds during the period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: As we mentioned, our slight short duration position versus the benchmark detracted from results over the fiscal year.

COMMERCE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Short-Term Government Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	5.79%	5.11%	1.96%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	5.01%	4.85%	1.70%
Including sales charges (maximum sales charge 2.00%)	4.74%	4.42%	–0.34%
Citigroup 1-5 Year Treasury/Government Sponsored Index (as of December 12, 1994)(b)	6.43%	5.93%	2.63%
Lipper Short U.S. Government Funds Index (as of December 12, 1994)(c)	5.35%	4.57%	1.42%

Short-Term Government Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2004.

                                    [CHART]

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Citigroup 1-5 Year Treasury/Government Sponsored Index, formerly known as the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index, is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Short U.S. Government Funds Index is an unmanaged index consisting of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government with dollar-weighted average maturities of less than three years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments

October 31, 2004

Principal Amount	Interest Rate		Maturity Date	Value
Collateralized Mortgage Obligations – 32.0%
Countrywide Home Loans, Inc. Series 2002-21, Class A2
$ 223,061	5.75%		11/25/2017	$ 224,872
Countrywide Home Loans, Inc. Series 2003-HYB3, Class 7A1
2,234,106	3.82	#	11/19/2033	2,202,124
Federal Home Loan Mortgage Corp. PAC Series 023, Class PK
1,366,000	6.00		11/25/2023	1,424,343
Federal Home Loan Mortgage Corp. PAC Series 159, Class H
111,833	4.50		09/15/2021	111,702
Federal Home Loan Mortgage Corp. PAC Series 1614, Class MB
632,488	6.50		12/15/2009	661,821
Federal Home Loan Mortgage Corp. PAC Series 1650, Class K
880,000	6.50		01/15/2024	942,387
Federal Home Loan Mortgage Corp. PAC Series 2103, Class TE
1,443,000	6.00		12/15/2028	1,506,128
Federal Home Loan Mortgage Corp. PAC Series 2109, Class PE
995,000	6.00		12/15/2028	1,040,420
Federal Home Loan Mortgage Corp. PAC Series 2131, Class PE
772,843	6.00		04/15/2026	786,948
Federal Home Loan Mortgage Corp. PAC Series 2178, Class PB
5,450,000	7.00		08/15/2029	5,740,928
Federal Home Loan Mortgage Corp. PAC Series 2389, Class CD
450,000	6.00		03/15/2016	465,370
Federal Home Loan Mortgage Corp. PAC Series 2520, Class NL
470,744	4.50		09/15/2022	471,472
Federal Home Loan Mortgage Corp. PAC Series 2594, Class OR
818,108	4.25		06/15/2032	816,184
Federal Home Loan Mortgage Corp. REMIC PAC Series 041, Class F
366,466	10.00		05/15/2020	366,852
Federal Home Loan Mortgage Corp. REMIC PAC Series 1351, Class TE
1,438,466	7.00		08/15/2022	1,480,897
Federal Home Loan Mortgage Corp. REMIC PAC Series 1607, Class G
1,287,947	6.00		08/15/2013	1,328,642
Federal Home Loan Mortgage Corp. REMIC PAC Series 1611, Class IA
318,959	6.50		02/15/2023	320,982
Federal Home Loan Mortgage Corp. REMIC PAC Series 1673, Class H
123,613	6.00		11/15/2022	126,257
Federal Home Loan Mortgage Corp. REMIC PAC Series 2022, Class PE
375,543	6.50		01/15/2028	392,898

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal Home Loan Mortgage Corp. REMIC PAC Series 2061, Class TA
$2,809,318	5.25%	10/15/2027	$2,832,477
Federal Home Loan Mortgage Corp. REMIC PAC Series 2161, Class PG
836,165	6.00	04/15/2028	852,198
Federal Home Loan Mortgage Corp. REMIC PAC Series 2345, Class PQ
220,000	6.50	08/15/2016	232,223
Federal Home Loan Mortgage Corp. REMIC PAC Series 2439, Class LG
2,375,000	6.00	09/15/2030	2,438,874
Federal Home Loan Mortgage Corp. REMIC PAC Series 2498, Class NE
199,065	6.00	11/15/2028	201,474
Federal Home Loan Mortgage Corp. REMIC Series 1163, Class JA
147,823	7.00	11/15/2021	147,719
Federal Home Loan Mortgage Corp. REMIC Series 2591, Class QY
456,771	5.00	05/15/2014	463,435
Federal Home Loan Mortgage Corp. Series 031, Class EA Principal-Only Stripped Security@
1,537,440	0.00	04/25/2024	1,470,348
Federal Home Loan Mortgage Corp. Series 2515, Class KA
706,784	5.00	02/15/2016	720,664
Federal Home Loan Mortgage Corp. Series 2584, Class LX
308,948	5.50	12/15/2013	324,627
Federal Home Loan Mortgage Corp. Series 2782, Class MC
3,188,852	4.50	01/15/2011	3,240,604
Federal Home Loan Mortgage Corp. Series T-58, Class 1A3
2,000,000	4.39	11/25/2038	2,020,487
Federal National Mortgage Association PAC Series 1992-129, Class L
797,652	6.00	07/25/2022	832,638
Federal National Mortgage Association PAC Series 1993-225, Class UB
1,801,317	6.50	12/25/2023	1,859,548
Federal National Mortgage Association PAC Series 2001-76, Class UC
1,000,000	5.50	11/25/2015	1,033,755
Federal National Mortgage Association PAC Series 2002-56, Class UC
1,200,000	5.50	09/25/2017	1,255,585
Federal National Mortgage Association PAC Series 2003-029, Class QH
3,306,900	2.50	06/25/2010	3,298,559
Federal National Mortgage Association PAC Series 2003-117, Class KB
556,000	6.00	12/25/2033	574,937

34	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal National Mortgage Association REMIC PAC Series 1991-94, Class E Principal-Only Stripped Security@
$ 284,038	0.00%		07/25/2021	$ 276,233
Federal National Mortgage Association REMIC PAC Series 1993-132, Class A Principal-Only Stripped Security@
351,340	0.00		10/25/2022	333,528
Federal National Mortgage Association REMIC PAC Series 1998-36, Class J
460,676	6.00		07/18/2028	473,384
Federal National Mortgage Association REMIC PAC Series 2001-71, Class MB
891,000	6.00		12/25/2016	941,608
Federal National Mortgage Association REMIC PAC Series 2003-14, Class AP
2,848,618	4.00		03/25/2033	2,842,700
Federal National Mortgage Association REMIC Series 1991-137, Class H
446,781	7.00		10/25/2021	475,307
Federal National Mortgage Association REMIC Series 1992, Class 89 Principal-Only Stripped Security@
144,494	0.00		06/25/2022	130,305
Federal National Mortgage Association REMIC Series 1992-1, Class E
27,091	7.50		01/25/2007	28,003
Federal National Mortgage Association REMIC Series 1993-140, Class J
1,100,000	6.65		06/25/2013	1,157,325
Federal National Mortgage Association REMIC Series 1993-182, Class FA
121,174	3.43#		09/25/2023	122,162
Federal National Mortgage Association REMIC Series 1993-183, Class K
500,000	6.50		07/25/2023	520,059
Federal National Mortgage Association REMIC Series 1999-9, Class PD
252,821	6.00		05/25/2017	254,511
Federal National Mortgage Association REMIC Series 2001-4, Class D
469,969	6.50		04/25/2028	471,663
Federal National Mortgage Association REMIC Series 2001-20, Class VB
570,983	6.00		09/25/2017	581,009
Federal National Mortgage Association REMIC Series 2002-71, Class PC
973,303	5.50		12/25/2026	988,958
Federal National Mortgage Association Series 2000-M2, Class C
1,600,000	7.03	#	07/17/2022	1,812,680
Federal National Mortgage Association Series 2003-W6, Class 3A
1,637,099	6.50		09/25/2042	1,725,093

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Government National Mortgage Association REMIC PAC Series 2001-6, Class PM
$ 719,622	6.50%	06/16/2030	$ 738,706
Government National Mortgage Association REMIC Series 2001-60, Class AC
263,856	6.00	05/20/2029	266,478
Government National Mortgage Association Series 1998-12, Class EB
762,709	6.50	05/20/2028	784,412
Government National Mortgage Association Series 2001-53, Class F
289,814	2.26 #	10/20/2031	290,646
Government National Mortgage Association Series 2002-28, Class A
3,852,236	4.78	02/16/2018	3,973,045
Government National Mortgage Association Series 2004-09, Class A
1,800,676	3.36	08/16/2022	1,780,571
Government National Mortgage Association Series 2004-45, Class A
1,483,193	4.02	12/16/2021	1,494,189
Master Asset Securitization Trust Series 2004-3, Class 5A1
767,059	6.25	01/25/2032	786,031
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
1,044,632	5.00	05/25/2018	1,039,419
Securitized Asset Sales, Inc. Series 1993-7, Class TA6
175,264	6.25	12/25/2023	175,033
Vendee Mortgage Trust Series 1996-2, Class 1Z
497,651	6.75	06/15/2026	533,484
Washington Mutual MSC Mortgage Pass-Through Series 2002-MS8, Class 4A5
1,000,000	5.75	12/25/2032	1,041,819
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
691,131	5.00	06/25/2018	696,486

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $70,472,749)			$70,946,226

Mortgage-Backed Pass-Through Obligations – 4.7%
Federal Home Loan Mortgage Corp.
$ 5,201	7.75%	09/01/2007	$ 5,213
610,876	5.50	08/01/2017	633,246
326,977	6.00	10/01/2023	340,383

The accompanying notes are an integral part of these financial statements.	35

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Pass-Through Obligations – (continued)
Federal National Mortgage Association
$ 29,166	8.00%		12/01/2007	$ 30,375
796,507	7.00		03/01/2009	845,456
1,336,491	4.50		11/01/2009	1,355,094
17,744	6.50		02/01/2012	18,934
926,364	6.50		09/01/2013	983,836
587,152	10.50		11/01/2015	645,475
645,856	6.00		07/01/2016	678,104
15,169	4.32	#	08/01/2023	15,594
5,691	9.00		07/01/2024	6,421
76,189	5.71	#	12/01/2028	77,886
270,301	7.00		11/01/2031	287,253
1,275,890	5.24	#	02/01/2033	1,278,441
1,625,467	6.00		07/01/2033	1,687,997
Government National Mortgage Association
25,439	8.00		10/15/2016	27,887
42,550	8.00		07/15/2017	46,876
1,415	4.63	#	11/20/2024	1,437
2,292	4.63	#	12/20/2024	2,325
67,969	3.38	#	04/20/2026	68,400
44,666	4.75	#	08/20/2026	44,922
67,155	3.38	#	01/20/2028	67,772
1,183,833	5.50		10/15/2033	1,213,709

				10,363,036

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $8,615,469)				$10,363,036

U.S. Government Agency Obligations – 55.1%
Federal Farm Credit Bank
$ 470,000	5.40%		05/10/2006	$ 489,333
4,500,000	3.00		04/15/2008	4,475,025
237,000	6.89		09/13/2010	274,354
250,000	7.00		09/01/2015	299,397
500,000	6.13		12/29/2015	561,457
Federal Home Loan Bank
1,240,000	4.96		10/07/2005	1,269,908
5,000,000	5.13		03/06/2006	5,171,105
8,000,000	2.25		05/15/2006	7,953,816
260,000	7.01		06/14/2006	278,081
1,815,000	1.88		06/15/2006	1,792,349
7,000,000	5.25		08/15/2006	7,303,695
425,000	2.88		02/15/2007	424,224
735,000	5.38		02/15/2007	774,354
525,000	3.50		09/12/2007	530,512
125,000	5.88		11/15/2007	134,721
115,000	6.02		01/09/2008	124,740
50,000	5.97		03/25/2008	54,345
1,000,000	6.00		06/11/2008	1,092,745
5,000,000	2.63		07/15/2008	4,885,420
250,000	5.37		12/11/2008	268,924
3,000,000	5.59		02/03/2009	3,255,975
125,000	5.90		03/26/2009	137,429
35,000	5.99		04/09/2009	38,626

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Agency Obligations – (continued)
Federal Home Loan Mortgage Corp.
$ 1,850,000	2.13%	11/15/2005	$ 1,843,910
220,000	5.95	01/19/2006	228,935
8,000,000	5.50	07/15/2006	8,371,264
12,750,000	2.75	08/15/2006	12,755,113
6,500,000	2.88	12/15/2006	6,505,792
2,000,000	2.75	03/15/2008	1,975,170
200,000	5.75	04/15/2008	216,641
5,000,000	3.63	09/15/2008	5,054,145
5,250,000	5.13	07/15/2012	5,562,758
Federal National Mortgage Association
215,000	7.88	02/24/2005	218,969
500,000	7.65	03/10/2005	510,141
5,750,000	6.00	12/15/2005	5,976,446
5,000,000	5.25	06/15/2006	5,204,695
15,000,000	4.38	10/15/2006	15,456,045
490,000	3.88	12/01/2008	490,676
5,500,000	7.25	01/15/2010	6,408,187
3,000,000	6.13	03/15/2012	3,370,782
Tennessee Valley Authority 1995 Series A
436,000	6.38	06/15/2005	447,309

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $123,671,078)			$122,187,513

U.S. Treasury Obligations – 7.5%
United States Treasury Notes
$ 2,500,000	3.63%	07/15/2009	$ 2,539,942
7,000,000	3.50	08/15/2009	7,072,464
7,000,000	3.38	10/15/2009	7,026,796

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,570,781)			$ 16,639,202

36	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement – 0.1%
State Street Bank & Trust Co.^
$190,000	1.59%	11/01/2004	$ 190,000
Maturity Value: $190,025

TOTAL REPURCHASE AGREEMENT
(Cost $190,000)			$ 190,000

TOTAL INVESTMENTS – 99.4%
(Cost $219,520,077)			$220,325,977
Other assets in excess of liabilities – 0.6%			1,239,520

Net Assets – 100.0%			$221,565,497

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2004.
@	Security issued with a zero coupon. Income is recognized through the accretion of discount.
^	Repurchase agreement was entered into on October 29, 2004. At October 31, 2004 this agreement was fully collateralized by $140,000 U.S. Treasury Bond, 8.13%, due 08/15/2019 with a market value of $195,125.

Investment Abbreviations:
MSC	—Mortgage Securities Corp.
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit

PORTFOLIO COMPOSITION AS OF 10/31/04

Sector Allocation

U.S. Government Agency Obligations	55.5%
Collateralized Mortgage Obligations	32.2
U.S. Treasury Obligations	7.6
Mortgage-Backed Pass-Through Obligations	4.7

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements and cash).

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	37

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

National, Missouri, and Kansas Tax-Free

Intermediate Bond Funds

We present you with the annual report for the Commerce National, Missouri, and Kansas Tax-Free Intermediate Bond Funds for the one-year period ended October 31, 2004.

A conversation with Brian Musielak, Portfolio Manager of the National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

Q: How did the Funds’ perform over the review period?

A: Over the one-year period that ended October 31, 2004, the National Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.56% and 4.25%, respectively.

For one-year period that ended October 31, 2004, the Missouri Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.44% and 4.13%, respectively.

Over the one-year period that ended October 31, 2004, the Kansas Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.54% and 4.27%, respectively.

These returns compare to the 5.27% and 4.07% cumulative total returns of the Lehman 3-15 Year Blend Index and the Lipper Intermediate Municipal Funds Index, respectively.

Q: What were the material factors that caused the Funds to underperform their benchmarks during the reporting period?

A: The Funds slightly lagged their Lehman benchmark due to the more defensive positioning of their portfolios. Our belief was that interest rates would increase as the Federal Reserve Board raised rates. While short municipal yields did rise, longer term rates surprisingly declined during the period. In addition, the performance of the Missouri Tax- Free Intermediate Bond was impacted by the lack of new local issuance in the state. This caused its portfolio to have a shorter duration than we would have preferred.

Somewhat offsetting this underperformance was our overweight to bonds with relatively lower ratings, as they performed well as credit spreads tightened throughout the fiscal year. Also enhancing results was an overweight position in hospital bonds, which has been one of the best performing sectors over the period. In addition, the Funds’ largest holdings in the hospital sector were all rated in the single-A/triple-BBB range, which performed better than their higher-rated counterparts.

Q: Were there any significant adjustments made to the Funds’ portfolios during the period?

A: Late in the fiscal year, we repositioned the maturity structure of each Fund by “bar-belling” our purchases. Specifically, we focused on bonds with maturities longer than 25 years and shorter than two years. This strategy modestly enhanced results and helped to offset some of the relative underperformance the Funds experienced due to their shorter duration bias for most of the period.

Q: Could you describe some specific holdings that enhanced returns during the period?

A: In addition to the previously mentioned factors, each Fund held individual securities that benefited performance. For example, in the National Tax-Free Intermediate Bond Fund, Tangipahoa Parish Louisiana Hospital* and Michigan Higher Education Revenue Bonds* performed well. These securities mature in 2015 and 2014, respectively.

In the Missouri Tax-Free Intermediate Bond Fund, Northwest Missouri University Revenue Bonds* (maturing in 2022) and Missouri State Environmental Revenue Bonds* (maturing in 2018) enhanced results.

The Kansas Tax-Free Intermediate Bond Fund’s portfolio benefited through its exposure to securities issued by the Kansas State Development Finance Authority Revenue Bonds* and Osage City Kansas Electric Utility Revenue Bonds*, which are expected to mature in 2017 and 2020, respectively.

*	The Funds may cease investing in these securities at any time

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

Q: What were some examples of holdings that didn’t meet your expectations?

A: The Funds’ higher-quality, short maturity bonds underperformed the Lehman Brothers benchmark on a relative basis. In addition, the timing of certain purchases in the National Tax-Free Intermediate Bond Fund had a slightly negative impact on performance. In particular, we made several purchases at the beginning of March 2004. Shortly thereafter, the market declined due to increased fears of rising interest rates.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce National Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	5.42%	6.28%	4.56%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	5.38%	n/a	4.25%
Including sales charges (maximum sales charge 2.00%)	4.83%	n/a	2.18%
Lehman 3-15 Year Blend Index (as of February 21, 1995)(b)	6.40%	6.79%	5.27%
Lipper Intermediate Municipal Funds Index (as of February 21, 1995)(c)	5.47%	5.81%	4.07%

National Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 98.5%
Alabama – 2.4%
Birmingham AL GO Bonds (Refunding Warrants Series B) (FSA) (AAA/Aaa)
$ 930,000	5.50%	07/01/2012	$1,068,784
Birmingham AL Special Care Facilities Financing Authority Revenue Bonds (Childrens Hospital Series B) (AMBAC) (AAA/Aaa)
1,005,000	5.00	06/01/2016	1,097,852
Morgan County AL GO Bonds (Warrants) (AMBAC) (NR/Aaa)
1,875,000	5.00	04/01/2028	1,936,031

			4,102,667

Arizona – 0.7%
Pinal County AZ Unified School District No. 43 Apache Junction GO Bonds (Refunding) (FGIC) (AAA/Aaa)
500,000	5.75	07/01/2015	594,455
Tempe AZ GO Bonds (AA+/Aa1)
500,000	6.60	07/01/2006	537,545

			1,132,000

Arkansas – 1.3%
Arkansas State Development Finance Authority Revenue Bonds (Single Family Mortgage Backed Securities Program) Series A (GNMA/FNMA) (AAA/NR)
75,000	5.65#	07/01/2011	79,097
Arkansas State Development Finance Authority State Park Facilities Revenue Bonds (Mt. Magazine Project) (FSA) (AAA/NR)
1,000,000	5.00	01/01/2017	1,096,920
University of Arkansas Revenue Bonds (Construction-UAMS Campus Series B) (MBIA) (NR/Aaa)
1,000,000	5.00	11/01/2028	1,027,600

			2,203,617

California – 4.2%
Oxnard CA Union High School District GO Bonds (Refunding Series A) (MBIA) (AAA/Aaa)
1,000,000	5.90	02/01/2019	1,218,820
Redding CA Joint Powers Financing Authority Water Revenue Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
1,450,000	5.00	06/01/2021	1,538,102
San Diego CA Unified School District GO Bonds Series C (FSA) (AAA/Aaa)
550,000	5.00	07/01/2017	618,200
Santa Rosa CA High School District GO Bonds Election 2002 (MBIA) (AAA/NR)
1,395,000	5.00	08/01/2018	1,523,898
West Contra Costa CA Unified School District GO Bonds (Refunding Series A) (MBIA) (AAA/Aaa)
1,810,000	5.70	02/01/2022	2,165,412

			7,064,432

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Colorado – 2.5%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-Littleton Academy) (BBB/NR)
$ 630,000	5.38%	01/15/2012	$ 644,087
615,000	6.00	01/15/2022	616,716
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-University Laboratory School Project) (NR/Baa2)
860,000	5.25	06/01/2011	928,310
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Nashville Public Radio) (BBB+/NR)
365,000	5.50	04/01/2009	393,660
390,000	5.50	04/01/2010	423,329
410,000	5.50	04/01/2011	445,428
Colorado Health Facilities Authority Revenue Bonds (Refunding Parkview Medical Center Project) (NR/Baa1)
300,000	5.50	09/01/2006	314,433
Colorado Health Facilities Authority Revenue Bonds (Parkview Medical Center Project) (NR/Baa1)
500,000	5.75	09/01/2008	542,185

			4,308,148

District of Columbia – 0.4%
District of Columbia Revenue Bonds (World Wildlife Fund) Series A (AMBAC) (AAA/Aaa)
555,000	5.75	07/01/2011	634,221

Florida – 3.0%
Florida State Board of Education Capital Outlay GO Bonds (Refunding Public Education) Series D (AA+/Aa2)
895,000	5.50	06/01/2009	1,003,438
Florida State Board of Education GO Bonds (Public Education Series J) (AA+/Aa2)
2,525,000	5.00	06/01/2032	2,608,376
Florida State Community Services Corp. Walton County Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,330,000	5.50	03/01/2014	1,514,564

			5,126,378

Georgia – 2.6%
Fulton County GA Water & Sewage Revenue Bonds (FGIC) (AAA/Aaa)
1,000,000	5.00	01/01/2030	1,036,380
George L Smith II GA World Congress Control Revenue Bonds (Refunding Domed Stadium Project) (MBIA) (AAA/Aaa)
2,000,000	6.00	07/01/2011	2,258,980
Georgia State GO Bonds Series D (AAA/Aaa)
1,000,000	5.50	08/01/2005	1,027,280

			4,322,640

Hawaii – 1.4%
Honolulu City & County GO Bonds (Unrefunded Balance Series A) (AA-/Aa2)
2,000,000	5.75	04/01/2012	2,318,340

The accompanying notes are an integral part of these financial statements.	41

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Illinois – 4.3%
Chicago IL Board of Education Certificates of Participation (Lease) Series A (MBIA) (AAA/Aaa)
$ 500,000	6.25%	01/01/2010	$ 580,770
Chicago IL GO Bonds Series A (FGIC) (AAA/Aaa)
765,000	5.75	01/01/2008	847,712
1,000,000	6.13	01/01/2017	1,167,150
1,000,000	6.00	01/01/2018	1,158,430
1,000,000	6.00	01/01/2019	1,159,000
Elgin IL GO Bonds (Refunding Series B) (NR/Aa2)
25,000	4.80	01/01/2010	26,409
Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund University Center Project) (NR/Baa2)
670,000	5.50	05/01/2012	698,844
Kane County IL School District No. 101 GO Bonds (Batavia Building) (FSA) (NR/Aaa)
1,075,000	7.88	12/30/2007	1,266,597
Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Prerefunded Series A) (NR/Aaa)
415,000	7.25	06/15/2005	428,873
Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Unrefunded Balance A 2002) (AAA/Aaa)
20,000	7.25	06/15/2005	20,637

			7,354,422

Indiana – 4.1%
Anderson IN School Building Corp. GO Bonds (First Mortgage) (FSA) (AAA/Aaa)
420,000	5.00	07/15/2016	462,697
Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
390,000	4.75	08/15/2011	408,291
500,000	5.25	08/15/2018	514,420
Indiana University Revenue Bonds (Student Residence Systems Series B) (AMBAC) (AAA/Aaa)
500,000	5.25	11/01/2018	562,035
Kokomo Center IN School Building Corp. Revenue Bonds (First Mortgage) (AMBAC) (AAA/Aaa)
1,110,000	6.75	07/15/2005	1,147,529
Merrillville IN Multi. School Building Revenue Bonds (MBIA) (AAA/Aaa)
2,500,000	6.65	07/01/2006	2,686,350
Plymouth IN Multi. School Building Revenue Bonds (MBIA) (AAA/Aaa)
1,200,000	5.75	07/01/2006	1,242,348

			7,023,670

Iowa – 1.8%
Iowa Finance Authority Hospital Facilities Revenue Bonds (Mercy Medical Center Project) (FSA) (AAA/Aaa)
760,000	5.25	08/15/2007	823,939

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Iowa – (continued)
Iowa Student Loan Liquidity Corp. Revenue Bonds Series E (AMT) (NR/Aaa)
$2,000,000	5.70%	06/01/2009	$2,183,680

			3,007,619

Kansas – 2.2%
Kansas Independent College Finance Authority Educational Facilities Revenue Bonds (Benedictine College Project) (NR/NR)
560,000	6.25	10/01/2010	610,602
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/Baa1)
1,015,000	5.25	07/01/2011	1,087,877
750,000	5.25	07/01/2012	809,752
Topeka KS Utilities Revenue Bonds (Refunding & Improvement Series A) (MBIA) (NR/Aaa)
1,005,000	6.00	08/01/2009	1,152,192

			3,660,423

Kentucky – 0.9%
Butler County KY School District Finance Corp. School Building Revenue Bonds (Refunding Series B) (NR/Aa3)
560,000	3.25	08/01/2013	552,423
Jefferson County KY GO Bonds (Refunding Series C) (AA/Aa2)
465,000	5.38	05/15/2007	499,159
460,000	5.45	05/15/2008	503,167

			1,554,749

Louisiana – 5.3%
Caddo Parish LA Parishwide School District GO Bonds (MBIA) (AAA/Aaa)
100,000	6.25	03/01/2005	101,450
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds (Capital Projects & Equipment Acquisition) (AMBAC) (AAA/Aaa)
2,655,000	5.25	12/01/2018	2,991,176
Tangipahoa Parish LA Hospital Service District No. 1 Hospital Revenue Bonds (Refunding North Oaks Medical Center Project-A) (A/NR)
2,035,000	5.00	02/01/2011	2,171,833
2,275,000	5.38	02/01/2015	2,475,655
1,100,000	5.38	02/01/2018	1,184,260

			8,924,374

Maryland – 1.7%
Maryland State Health & Higher Education Facilities Authority Revenue Bonds (Board of Child Care) (A/NR)
450,000	4.00	07/01/2006	465,372
1,000,000	4.50	07/01/2006	1,042,290
1,250,000	5.50	07/01/2013	1,401,500

			2,909,162

42	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Massachusetts – 0.0%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston College) Series L (AA-/Aa3)
$ 10,000	5.25%	06/01/2013	$ 10,837

Michigan – 11.4%
Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment Facilities) (FGIC) (AAA/Aaa)
550,000	4.00	05/01/2014	569,300
Lake Orion MI Community School District GO Bonds Series A (Q-SBLF) (FGIC) (AAA/Aaa)
2,000,000	6.00	05/01/2017	2,319,420
Michigan Higher Education Facilities Authority Limited Obligation Revenue Bonds (Calvin College Project) (NR/NR)
500,000	5.40	12/01/2011	543,885
1,125,000	5.55	12/01/2013	1,220,749
2,600,000	5.65	12/01/2014	2,820,584
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
2,500,000	5.50	11/15/2010	2,792,825
Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aa2)
1,650,000	6.13	11/15/2026	1,930,401
Michigan State Housing Development Authority Revenue Bonds Series B (AMT) (AMBAC) (AAA/NR)
1,500,000	4.80	12/01/2010	1,561,215
Newaygo MI Public Schools GO Bonds (Q-SBLF) (AA+/Aa1)
750,000	5.00	05/01/2011	823,470
250,000	5.13	05/01/2012	273,545
Paw Paw MI Public School District GO Bonds (School Building & Site) (Q-SBLF) (AA+/Aa1)
475,000	5.30	05/01/2013	534,057
South Lyon MI Community Schools GO Bonds Series A (Q-SBLF) (AA+/Aa1)
875,000	5.50	05/01/2014	977,996
Stockbridge MI Community Schools GO Bonds (Q-SBLF) (AA+/Aa1)
665,000	5.10	05/01/2012	726,798
Thornapple Kellogg MI School District GO Bonds (Refunding) (FSA) (Q-SBLF) (AAA/Aaa)
1,130,000	5.00	05/01/2021	1,217,507
Wayne Charter County MI Airport Revenue Bonds (Detroit Metropolitan Wayne County) Series A (AMT) (MBIA) (AAA/Aaa)
1,000,000	5.25	12/01/2004	1,002,550

			19,314,302

Minnesota – 1.1%
Chaska MN Electric Revenue Bonds Series A (NR/A3)
1,000,000	6.00	10/01/2020	1,097,700

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Minnesota – (continued)
Minneapolis MN Revenue Bonds (Blake School Project) (NR/A2)
$ 240,000	4.40%	09/01/2008	$ 256,450
320,000	4.50	09/01/2009	344,246
Minnesota State Housing & Finance Agency Revenue Bonds Series D (AA+/Aa1)
95,000	5.35	01/01/2005	95,370

			1,793,766

Mississippi – 0.7%
Mississippi Medical Center Educational Building Corp. Revenue Bonds (University of Mississippi Medical Center Project) (MBIA-IBC) (AAA/Aaa)
1,000,000	5.65	12/01/2009	1,134,000

Missouri – 10.5%
Bonne Terre MO Certificates of Participation (AMBAC) (NR/Aaa)
870,000	5.25	11/01/2018	963,403
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A/NR)
745,000	5.25	06/01/2012	807,364
Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
600,000	5.30	03/01/2008	641,994
600,000	5.65	03/01/2013	645,984
Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Improvements Project) (NR/Aa3)
865,000	5.00	12/01/2013	968,714
855,000	5.00	12/01/2014	953,983
Jefferson City MO School District GO Bonds Series A (NR/Aa2)
300,000	6.70	03/01/2011	347,904
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Branson) Series A (BBB+/Baa1)
1,000,000	5.00	12/01/2005	1,023,280
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
1,070,000	5.00	04/01/2019	1,151,502
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro-L-385 Project) (NR/NR)
825,000	5.60	03/01/2016	862,744
Missouri State Health & Educational Facility Authority Revenue Bonds (SSM Health Care) Series A (MBIA) (AAA/Aaa)
400,000	5.00	06/01/2012	433,516

The accompanying notes are an integral part of these financial statements.	43

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (NR/Aaa)
$ 500,000	6.75%	05/15/2012	$ 622,145
Missouri State Health & Educational Facility Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
500,000	4.75	02/15/2005	503,285
Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
1,220,000	6.25	12/01/2012	1,370,731
Missouri State Housing Development Commission Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
1,380,000	4.75	12/01/2010	1,460,495
Osage Beach MO Waterworks & Sewer System Revenue Bonds (NR/NR)
195,000	4.85	12/01/2006	205,844
225,000	5.50	12/01/2014	256,167
290,000	5.60	12/01/2015	331,772
St. Charles County MO Certificates of Participation Series B (NR/A2)
1,000,000	5.50	05/01/2018	1,092,820
St. Charles County MO Industrial Development Revenue Bonds (Housing Vanderbilt Apartments) (A-/NR),
1,400,000	5.00	02/01/2009	1,425,466
St. Louis MO Parking Facilities Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
675,000	5.88	02/01/2020	697,214
St. Peters MO GO Bonds (FGIC) (NR/Aaa)
650,000	7.20	01/01/2008	744,829
290,000	7.20	01/01/2009	343,029

			17,854,185

Nevada – 0.3%
Nevada State Natural Resources GO Bonds Series C (AA/Aa2)
460,000	5.00	04/01/2016	501,004

New Jersey – 1.7%
New Jersey State Transit Corporation Certificates of Participation (Federal Transit Administration Grants Series A) (AMBAC) (AAA/Aaa)
2,515,000	5.50	09/15/2015	2,907,164

New Mexico – 0.0%
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
15,000	6.15	09/01/2017	15,956

New York – 6.3%
Metropolitan Transportation Authority NY Service Contract Revenue Bonds (Refunding Series A) (AA-/A2)
2,000,000	5.10	01/01/2021	2,115,420
New York GO Bonds Series J (A/A2)
3,230,000	5.25	08/01/2011	3,499,964

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
New York – (continued)
New York NY City Municipal Water Finance Authority Water & Sewer System Revenue Bonds Series A (AA+/Aa2)
$ 700,000	4.00%	06/15/2011	$ 737,835
New York NY City Transitional Finance Authority Revenue Bonds (Prerefunded Future Tax Series B) (AA+/Aa2)
375,000	6.00	11/15/2013	439,537
New York NY City Transitional Finance Authority Revenue Bonds (Unrefunded Future Tax Series B) (AA+/Aa2)
125,000	6.00	11/15/2013	144,909
New York NY GO Bonds Series G (A/A2)
1,000,000	5.63	08/01/2013	1,137,190
New York State Dormitory Authority Revenue Bonds (Unrefunded Balance) Series C (AA-/A3)
240,000	7.38	05/15/2010	277,622
New York State Dormitory Authority Revenue Bonds Series B (AA-/A3)
540,000	5.00	05/15/2008	585,760
New York State Urban Development Corp. Revenue Bonds (AA-/A3)
1,000,000	6.25	01/01/2007	1,086,980
North Hempstead NY (Refunding Series B) (FGIC) (AAA/Aaa)
500,000	6.30	04/01/2008	564,190

			10,589,407

North Carolina – 0.2%
North Carolina Housing Finance Agency Revenue Bonds (Single Family) Series TT (AMT) (AA/Aa2)
200,000	5.00	03/01/2007	205,782
215,000	5.00	09/01/2007	222,486

			428,268

North Dakota – 0.3%
North Dakota State Municipal Bond Bank Revenue Bonds (State Revolving Funding Program) Series A (NR/Aaa)
400,000	6.00	10/01/2020	468,324

Ohio – 4.6%
Akron OH GO Bonds (Refunding & Improvement Variable Purpose) (MBIA) (AAA/Aaa)
1,500,000	5.25	12/01/2020	1,638,750
Cleveland OH GO Bonds (MBIA) (AAA/Aaa)
500,000	5.50	08/01/2008	552,115
Cleveland OH Municipal School District GO Bonds (FSA) (AAA/Aaa)
1,695,000	5.00	12/01/2022	1,814,785
Cuyahoga County OH GO Bonds (AA+/Aa1)
165,000	5.55	12/01/2020	184,904
Fremont OH GO Bonds (Variable Purpose) (AMBAC) (NR/Aaa)
1,305,000	5.00	12/15/2022	1,385,336
Kettering OH City School District GO Bonds (School Improvement) (FSA) (NR/Aaa)
1,065,000	5.00	12/01/2020	1,155,195

44	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Ohio – (continued)
Olentangy OH Local School District GO Bonds Series A (AA/Aa2)
$1,000,000	6.00%	12/01/2008	$1,023,430

			7,754,515

Oklahoma – 2.0%
Edmond OK Public Works Authority Utility Revenue Bonds (Refunding) (AMBAC) (AAA/Aaa)
500,000	5.60	07/01/2019	553,155
Tulsa County OK Public Facilities Authority Capital Improvement Revenue Bonds (AA/NR)
2,530,000	6.20	11/01/2014	2,922,226

			3,475,381

Oregon – 0.1%
Oregon State Housing & Community Services Department Revenue Bonds Series D (NR/Aa2)
100,000	5.55	07/01/2006	102,575

Rhode Island – 0.4%
Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (NR/Aaa)
180,000	5.70	12/01/2012	197,989
190,000	5.75	12/01/2013	207,347
205,000	5.80	12/01/2014	221,968
125,000	5.90	12/01/2015	135,315

			762,619

South Carolina – 0.3%
Berkeley County SC GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
445,000	5.00	09/01/2014	498,525

South Dakota – 3.1%
Hot Springs SD School District No. 023-2 GO Bonds (FSA) (AAA/Aaa)
120,000	4.80	07/01/2009	130,295
South Dakota Housing Development Authority Revenue Bonds (AAA/Aa1)
300,000	4.65#	05/01/2006	305,682
South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1) (AAA/Aa1)
660,000	4.60	05/01/2005	665,432
South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1-RMKT-8/6/1998) (AAA/Aa1)
780,000	4.70	05/01/2006	792,604
250,000	5.15	05/01/2011	261,920
South Dakota Housing Development Authority Revenue Bonds (Homeownership Mortgage) Series D (AAA/Aa1)
850,000	4.70	05/01/2006	866,592

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
South Dakota – (continued)
South Dakota State Health & Educational Facilities Authority Revenue Bonds (Rapid City Regional Hospital) (MBIA) (AAA/Aaa)
$ 800,000	5.00%	09/01/2008	$ 872,856
1,160,000	5.00	09/01/2010	1,278,587

			5,173,968

Tennessee – 1.1%
Memphis TN Water Refunding Revenue Bonds (AAA/Aaa)
1,000,000	6.00	01/01/2006	1,047,190
Memphis-Shelby County TN Sports Authority, Inc. Revenue Bonds (Memphis Arena Project Series A) (AMBAC) (AAA/Aaa)
700,000	5.50	11/01/2011	803,488

			1,850,678

Texas – 4.0%
Channelview TX Independent School District GO Bonds (Building Series B) (PSF-GTD) (AAA/Aaa)
250,000	5.00	08/15/2020	268,802
625,000	5.00	08/15/2021	667,325
Frenship TX Independent School District GO Bonds (Capital Appreciation Refunding School Building) (PSF-GTD) (NR/Aaa)•
845,000	0.00	02/15/2014	579,738
Keller TX Certificate Obligation (FGIC) (AAA/Aaa)
530,000	5.25	08/15/2010	595,254
Midland TX Independant School District GO Bonds (Refunding) (PSF-GTD) (AAA/Aaa)
1,045,000	5.00	02/15/2028	1,073,455
North Harris Montgomery Community College District Revenue Bonds (FGIC) (AAA/Aaa)
420,000	5.75	02/15/2018	473,617
North TX Municipal Water District Texas Regional Solid Waste Disposal System Revenue Bonds (AMBAC) (AAA/Aaa)
1,690,000	5.00	09/01/2020	1,808,604
San Antonio TX GO Bonds (General Improvement) (AA+/Aa2)
10,000	6.00	02/01/2020	11,419
Texas State GO Bonds Series A (AA/Aa1)
200,000	5.65	10/01/2008	203,218
West University Place TX GO Bonds (Permanent Improvement) (FGIC) (AAA/Aaa)
990,000	5.25	02/01/2013	1,088,228

			6,769,660

Utah – 1.1%
Utah State Board of Regents Revenue Bonds (Utah State University) (MBIA) (AAA/NR)
1,850,000	5.00	04/01/2029	1,907,369

The accompanying notes are an integral part of these financial statements.	45

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Virginia – 2.3%
Metropolitan Washington DC Airports Authority Revenue Bonds (Refunding Series B) (AMT) (MBIA) (AAA/Aaa)
$ 500,000	5.25%	10/01/2009	$ 543,920
2,000,000	5.25	10/01/2012	2,152,660
Richmond VA Metropolitan Authority Expressway Revenue Bonds (Refunding) (FGIC) (AAA/Aaa)
1,000,000	5.25	07/15/2017	1,154,780

			3,851,360

Washington – 2.3%
Port Seattle WA GO Bonds Series B (AMT) (AA+/Aa1)
1,890,000	6.00	12/01/2015	2,143,298
Spokane County WA School District No. 354 GO Bonds (NR/A2)
120,000	5.20	12/01/2006	121,533
Washington Higher Educational Facility University of Puget Sound Revenue Bonds (A+/A1)
500,000	5.00	10/01/2006	526,630
Washington State Higher Education Facilities Authority Revenue Bonds (Refunding University of Puget Sound Project) (A+/A1)
1,000,000	4.75	10/01/2008	1,073,280

			3,864,741

Wisconsin – 2.4%
Grafton WI School District GO Bonds (MBIA) (NR/Aaa)
615,000	5.75	04/01/2015	714,513
Oshkosh WI Area School District GO Bonds (Refunding Series B) (NR/A1)
1,200,000	4.80	03/01/2005	1,211,076
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds Series B (AMT) (AMBAC) (AAA/Aaa)
575,000	5.00	11/01/2004	575,000
Wisconsin State Certificates of Participation (Master Lease) Series D (MBIA) (AAA/Aaa)
1,465,000	4.00	03/01/2007	1,528,903

			4,029,492

Wyoming – 0.9%
Wyoming Community Development Authority Housing Revenue Bonds Series 5 (AA+/Aa1)
785,000	4.80	06/01/2009	821,706
Wyoming Community Development Authority Housing Revenue Bonds Series 7 (AA+/Aa1)
30,000	5.15	12/01/2010	32,348
660,000	5.20	12/01/2011	710,074

			1,564,128

Puerto Rico – 2.6%
Puerto Rico Commonwealth GO Bonds (Public Improvement) Series A (A-/Baa1)
1,000,000	5.25	07/01/2014	1,119,420

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series AA (A/Baa1)
$1,150,000	5.00%	07/01/2006	$ 1,201,049
2,000,000	5.00	07/01/2007	2,139,100

			4,459,569

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $157,531,908)			$166,728,655

Short-Term Obligation# – 1.3%
Missouri – 1.3%
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Washington University) Series C (JP Morgan Chase Bank SPA) (A-1+/VMIG1)
$2,200,000	1.73%	11/01/2004	$ 2,200,000

TOTAL SHORT-TERM OBLIGATION
(Cost $2,200,000)			$ 2,200,000

Repurchase Agreement – 0.6%
State Street Bank & Trust Co.^
$ 922,000	1.59%	11/01/2004	$ 922,000
Maturity Value: $922,122

TOTAL REPURCHASE AGREEMENT
(Cost $922,000)			$ 922,000

TOTAL INVESTMENTS – 100.4%
(Cost $160,653,908)			$169,850,655
Liabilities in excess of other assets – (0.4)%			(632,059)

Net Assets – 100.0%			$169,218,596

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2004.
•	Security issued with a zero coupon. Income is recognized through the accretion of discount.
,	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date.
^	Repurchase agreement was entered into on October 29, 2004. At October 31, 2004, this agreement was fully collateralized by $675,000 U.S. Treasury Bonds, 8.125%, due 08/15/2019 with a market value of $940,779.

46	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FHLMC	—Insuredby Federal Home Loan Mortgage Corp.
FNMA	—Insuredby Federal National Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
IBC	—InsuredBond Certificates
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
PSF-GTD	—PermanentSchool Fund Guaranteed
Q-SBLF	—QualifiedSchool Bond Loan Fund
SPA	—Stand-byPurchase Agreement

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Funds’ Statement of Additional Information.

PORTFOLIO COMPOSITION AS OF 10/31/04

Sector Allocation

Insured Revenue Bonds	29.0%
Revenue Bonds	26.2
Insured General Obligation	18.7
General Obligation	11.1
Pre-Refunded	4.1
Insured Pre-Refunded	4.0
Insured Certificate Participation	3.5
Variable Rate Demand Notes	1.3
Special Tax	0.8
Tax Allocation	0.7
Certificate Participation	0.6

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements and cash).

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	47

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Missouri Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	5.29%	6.12%	4.44%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	5.22%	n/a	4.13%
Including sales charges (maximum sales charge 2.00%)	4.67%	n/a	2.06%
Lehman 3-15 Year Blend Index (as of February 21, 1995)(b)	6.40%	6.79%	5.27%
Lipper Intermediate Municipal Funds Index (as of February 21, 1995)(c)	5.47%	5.81%	4.07%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 99.3%
Michigan – 0.6%
Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aa2)
$ 500,000	6.13%	11/15/2026	$ 584,970
Michigan State Hospital Finance Authority Revenue Bonds Series A (MBIA) (AAA/Aaa)
500,000	5.50	11/15/2010	558,565

			1,143,535

Missouri – 95.4%
Belton MO Capital Improvement Sales Tax Revenue Bonds (MBIA) (NR/Aaa)
200,000	5.00	03/01/2006	208,194
Belton MO Certificates of Participation Series B (MBIA) (NR/Aaa)
535,000	4.65	03/01/2011	564,131
Bonne Terre MO Certificates of Participation (AMBAC) (NR/Aaa)
250,000	5.25	11/01/2015	283,695
830,000	5.25	11/01/2017	928,571
755,000	5.25	11/01/2019	838,035
Branson MO Reorganized School District Revenue Bonds (AMBAC) (AAA/Aaa)
300,000	5.50	03/01/2014	349,722
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A/NR)
1,070,000	5.25	06/01/2010	1,146,740
1,030,000	5.25	06/01/2011	1,105,015
1,000,000	5.25	06/01/2013	1,082,430
Cape Girardeau MO Special Obligation Revenue Bonds (Refunding & Improvement) (NR/NR)
490,000	4.50	10/01/2005	497,296
335,000	4.50	10/01/2006	344,698
125,000	4.50	10/01/2008	130,133
Cass County MO Certificates of Participation (FGIC) (AAA/Aaa)
1,000,000	5.00	04/01/2018	1,065,340
Citizens Memorial Hospital District Revenue Bonds (Polk County Hospital) (Refunding Series B) (NR/Aaa)
140,000	5.00	08/01/2007	150,846
145,000	5.00	08/01/2008	156,233
155,000	5.00	08/01/2009	167,008
160,000	5.00	08/01/2010	172,395
170,000	5.00	08/01/2011	183,170
180,000	5.00	08/01/2012	193,945
Clay County MO Public Building Authority Leasehold Revenue Bonds Series C (FSA) (AAA/NR)
40,000	5.00	05/15/2009	43,446
Clay County MO Public School District No. 53 Direct Deposit Program GO Bonds (AA+/NR)
875,000	5.60	03/01/2013	977,532

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Clay County MO Public School District No. 53 Direct Deposit Program Series B (FSA) (AAA/Aaa)
$1,000,000	5.00%	03/01/2018	$1,073,430
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds Series A (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,073,430
Clay County MO Reorganized School District No. R1 Kearney Direct Deposit Program GO Bonds (AA+/Aa1)
740,000	5.00	03/01/2013	808,628
850,000	5.00	03/01/2014	924,281
900,000	5.00	03/01/2015	971,217
Clinton MO Certificates of Participation (Refunding & Improvement) (NR/NR)
500,000	5.00	12/01/2012	525,050
Columbia MO Certificates of Participation (Stephens Lake Property) (AA-/NR)
1,000,000	5.98	01/01/2007	1,044,070
Columbia MO Water & Electricity Revenue Bonds (Refunding and Improvement Series A) (AA-/A1)
550,000	4.70	10/01/2010	586,135
Florissant MO Certificates of Participation (FGIC) (NR/Aaa)
330,000	5.00	08/01/2011	367,244
560,000	5.00	08/01/2012	624,971
485,000	5.00	08/01/2015	532,918
500,000	5.00	08/01/2016	545,855
450,000	5.00	08/01/2017	487,480
Franklin County MO Public Water Supply District No. 3 Certificates of Participation (Refunding Series C) (FGIC) (NR/Aaa)
395,000	5.00	12/01/2015	435,491
Fulton MO 54 Transportation Corp. Highway Revenue Bonds (AMBAC) (AAA/NR)
1,580,000	5.00	09/01/2006	1,666,663
Grandview MO Certificates of Participation (FGIC) (NR/Aaa)
1,050,000	5.25	01/01/2018	1,152,826
Greene County MO Reorganized School District No. R8 Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
520,000	5.25	03/01/2016	580,835
1,050,000	5.25	03/01/2019	1,156,407
Hickman Mills MO C-1 School District Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
2,300,000	5.00	03/01/2019	2,493,614
Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
635,000	5.25	03/01/2007	668,623
850,000	5.85	03/01/2019	908,880
Independence MO School District GO Bonds (AA+/Aa1)
1,230,000	5.25	03/01/2013	1,342,533
Independence MO School District Refunding Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
600,000	5.00	03/01/2013	674,178

The accompanying notes are an integral part of these financial statements.	49

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Jackson County MO Consolidated School District No. 002 Direct Deposit Program GO Bonds (AA+/NR)
$1,275,000	5.00%	03/01/2018	$1,358,053
Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NR/Aa3)
325,000	5.25	11/01/2014	355,862
340,000	5.35	11/01/2015	373,021
Jackson County MO Reorganized School District No. 007 Lee’s Summit Direct Deposit GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
1,070,000	5.25	03/01/2015	1,198,860
Jackson County MO Reorganized School District No. 007 Lee’s Summit School District Certificates of Participation (Refunding) (NR/NR)
200,000	5.00	10/01/2006	208,394
325,000	5.00	10/01/2007	343,353
300,000	5.00	10/01/2008	316,428
Jackson County MO School District No. 58 GO Bonds (FSA) (NR/Aaa)
1,185,000	4.75	03/01/2022	1,229,532
Jackson County MO Special Obligation Revenue Bonds Series A (MBIA) (NR/Aaa)
400,000	4.50	12/01/2007	425,752
2,000,000	5.50	12/01/2012	2,328,200
1,000,000	5.00	12/01/2016	1,091,490
Jefferson County MO Consolidated Public Water Supply District No. C-1 (AMBAC) (NR/Aaa)
1,000,000	5.25	12/01/2015	1,131,200
Jefferson County MO Consolidated School District No. 006 Direct Deposit Program (MBIA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,073,430
2,000,000	5.00	03/01/2019	2,150,820
Jefferson County MO Reorganized School District No. R6 GO Bonds (Refunding Insured) (FGIC) (AAA/Aaa)
530,000	5.00	03/01/2011	579,900
Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (AA/NR)
330,000	5.35	06/01/2009	364,568
425,000	5.70	06/01/2013	470,177
380,000	5.75	06/01/2014	423,787
400,000	5.80	06/01/2015	445,168
Kansas City MO Municipal Assistance Corp. Revenue Bonds (Refunding & Improvement Series B) (AA-/A1)
300,000	6.20	10/01/2007	333,561
Kansas City MO Water Revenue Bonds Series A (AA/Aa3)
1,640,000	5.75	12/01/2017	1,870,256
1,735,000	5.80	12/01/2018	1,983,348
Kansas City MO Water Revenue Bonds Series C (FGIC) (AAA/Aaa)
850,000	5.00	12/01/2016	924,851
1,035,000	5.00	12/01/2019	1,110,752

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Lake of the Ozarks Community Board Corp. MO Bridge System Revenue Bonds (NR/Aaa)
$ 215,000	6.25%	12/01/2016	$ 237,627
Lebanon MO Reorganized School District No. R-3 Direct Deposit Program GO Bonds (AA+/NR)
270,000	5.45	03/01/2014	296,614
Lee’s Summit MO Certificates of Participation (Park Project) (NR/Aa3)
500,000	4.00	07/01/2006	516,495
Lee’s Summit MO Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,335,000	5.25	07/01/2011	1,522,007
500,000	5.25	07/01/2012	564,870
1,135,000	5.25	07/01/2015	1,260,599
Lee’s Summit MO Water & Sewer Revenue Bonds Combination Series A (AMBAC) (NR/Aaa)
480,000	5.00	07/01/2020	516,297
Mehlville MO School District No. R-9 Certificates of Participation (Capital Improvement Projects) (FSA) (AAA/Aaa)
1,000,000	5.25	09/01/2012	1,141,660
Missouri 210 Highway Transportation Development District Revenue Bonds Series A (U.S. Bank NA LOC) (AA-/A1)
2,125,000	4.80	07/15/2006	2,215,907
Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (MBIA) (AAA/Aaa)
1,410,000	5.25	12/01/2015	1,574,702
Missouri Higher Education Student Loan Revenue Bonds Series EE (NR/Aaa)
500,000	4.50	02/15/2010	522,920
Missouri Higher Education Student Loan Revenue Bonds Series RR (NR/A2)
1,500,000	5.85	07/15/2010	1,655,355
Missouri State Certificates of Participation (Bonne Terre Prison Project) Series A (AMBAC) (AAA/Aaa)
400,000	5.05	06/01/2016	434,820
500,000	5.13	06/01/2017	544,005
Missouri State Development Finance Board Infrastructure Facilities (Eastland Centre PJ-A) (A+/NR)
700,000	5.75	04/01/2012	769,545
Missouri State Development Finance Board Infrastructure Facilities (Hartman Heritage Centre PJ-A) (AMBAC) (NR/Aaa)
1,430,000	5.55	04/01/2012	1,587,057
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Branson) Series A (BBB+/Baa1)
700,000	5.00	12/01/2005	716,296
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
300,000	5.00	04/01/2013	333,486
1,240,000	5.00	04/01/2021	1,321,270

50	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Development Finance Board Infrastructure Facilities Riverside Quindaro L-385 Project (NR/NR)
$ 630,000	5.20%	03/01/2011	$ 660,983
1,035,000	5.30	03/01/2012	1,083,252
680,000	5.60	03/01/2016	711,110
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Electric Coop Thomas Hill) (AA/A1)
100,000	5.50	12/01/2004	100,277
1,500,000	5.50	12/01/2006	1,602,180
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Refunding Associated Electric Coop) (AMBAC-TCRS) (AAA/Aaa)
300,000	5.50	12/01/2005	310,548
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Tri-County Water Authority Project) (Radian) (AA/NR)
445,000	5.60	04/01/2011	496,549
1,500,000	6.00	04/01/2022	1,670,805
Missouri State Environmental Improvement & Energy Resources Authority Water Facilities (Refunding) (Tri-County Water Authority Project) (Radian) (AA/NR)
425,000	5.50	04/01/2009	470,250
500,000	5.55	04/01/2010	547,965
280,000	5.75	04/01/2019	308,179
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series A (Balance State Revolving Funds Program) (NR/Aaa)
210,000	5.13	07/01/2011	232,375
535,000	5.20	07/01/2012	589,688
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series A (State Revolving Funds Program) (NR/Aaa)
420,000	5.13	07/01/2011	469,846
1,165,000	5.20	07/01/2012	1,307,794
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series B (State Revolving Funds Program) (NR/Aaa)
1,790,000	5.25	01/01/2011	1,983,714
2,130,000	5.13	01/01/2018	2,351,499
725,000	5.00	01/01/2022	772,422
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series D (State Revolving Funds Program) (NR/Aaa)
340,000	5.13	01/01/2010	367,582
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series E (State Revolving Funds Program) (NR/Aaa)
735,000	5.75	01/01/2009	826,963
Missouri State GO Bonds (Fourth State Building) Series A (AAA/Aaa)
1,000,000	6.00	08/01/2005	1,030,890

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa2)
$ 150,000	6.00%	05/15/2011	$ 172,865
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) Series A (AMBAC-TCRS) (AAA/Aaa)
1,735,000	5.15	05/15/2010	1,930,413
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (NR/Aaa)
2,000,000	6.75	05/15/2012	2,488,580
Missouri State Health & Educational Facility Revenue Bonds (Central Institute for the Deaf) (Radian) (AA/NR)
1,000,000	5.85	01/01/2022	1,115,030
Missouri State Health & Educational Facility Revenue Bonds (Children’s Mercy Hospital) (A+/NR)
280,000	5.00	05/15/2012	295,744
750,000	5.25	05/15/2018	773,835
Missouri State Health & Educational Facility Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
500,000	4.75	02/15/2005	503,285
Missouri State Health & Educational Facility Revenue Bonds (Jefferson Memorial Hospital) (NR/Baa2)
925,000	5.00	08/15/2008	973,720
Missouri State Health & Educational Facility Revenue Bonds (Lake Regional Health System Project) (BBB+/NR)
490,000	5.00	02/15/2009	517,577
510,000	5.00	02/15/2014	527,968
Missouri State Health & Educational Facility Revenue Bonds (SSM Health Care) Series A (AA-/NR)
300,000	5.00	06/01/2005	305,088
Missouri State Health & Educational Facility Revenue Bonds (SSM Health Care) Series A (MBIA) (AAA/Aaa)
1,000,000	5.50	06/01/2006	1,054,080
Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
500,000	6.25	12/01/2008	556,030
1,000,000	6.25	12/01/2011	1,126,430
700,000	6.25	12/01/2012	786,485
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,200,000	5.25	10/01/2010	1,310,028
1,000,000	5.50	10/01/2012	1,151,300
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AMBAC) (AAA/Aaa)
1,000,000	5.00	10/01/2010	1,073,250
Missouri State Health & Educational Facility Revenue Bonds (St. Luke’s Episcopal-Presbyterian Hospital) (FSA) (AAA/Aaa)
1,650,000	4.75	12/01/2010	1,804,506
Missouri State Health & Educational Facility Revenue Bonds (St. Lukes Health System) Series A (FSA) (AAA/Aaa)
250,000	5.00	11/15/2010	275,662
2,000,000	5.00	11/15/2014	2,232,240

The accompanying notes are an integral part of these financial statements.	51

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (The Washington University Refunding Series A) (NR/Aa1)
$1,750,000	4.75%	08/15/2005	$1,789,795
Missouri State Health & Educational Facility Revenue Bonds (University of Missouri-Columbia Arena Project) (AA+/Aa1)
500,000	5.00	11/01/2017	539,415
Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds Series A (AA/Aa2)
500,000	5.00	02/01/2008	543,265
875,000	5.50	02/01/2009	977,804
450,000	5.00	02/01/2015	487,809
Missouri State Housing Development Community Mortgage Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
755,000	4.50	12/01/2008	791,051
945,000	4.65	12/01/2009	992,883
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-1) (AMT) (GNMA/FNMA) (AAA/NR)
130,000	5.80	09/01/2011	134,797
125,000	5.90	09/01/2012	132,231
135,000	6.00	09/01/2013	139,897
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-2) (AMT) (GNMA/FNMA) (AAA/NR)
60,000	5.40	03/01/2006	61,174
50,000	5.50	03/01/2007	51,862
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan B-2) (AMT) (GNMA/FNMA) (AAA/NR)
95,000	4.75	03/01/2007	97,649
85,000	5.20	03/01/2008	88,440
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series C-2) (AMT) (GNMA/FNMA) (AAA/NR)
75,000	4.90	09/01/2007	77,698
75,000	5.00	03/01/2008	78,142
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series E-1) (AMT) (GNMA/FNMA) (AAA/NR)
120,000	5.00	03/01/2012	125,268
115,000	5.00	09/01/2012	120,048
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeownership-B) (GNMA/FNMA) (AAA/NR)
15,000	5.50	03/01/2006	15,311
Missouri State Housing Development Community Mortgage Revenue Bonds Series C-2 (AMT) (GNMA/FNMA) (AAA/NR)
50,000	4.90	03/01/2007	51,050
Missouri State Stormwater Control GO Bonds Series A (AAA/Aaa)
300,000	5.25	08/01/2016	339,237

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Water Pollution Control GO Bonds Series A (AAA/Aaa)
$ 475,000	7.00%	06/01/2010	$ 576,527
Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (AAA/Aaa)
1,000,000	5.45	03/01/2014	1,119,900
New Liberty Hospital District Revenue Bonds (MBIA) (NR/Aaa)
515,000	5.00	12/01/2010	561,891
1,180,000	5.13	12/01/2012	1,280,736
North Kansas City MO Hospital Revenue Bonds (North Kansas City Hospital) Series A (FSA) (AAA/Aaa)
1,000,000	5.00	11/15/2018	1,079,900
North Kansas City MO Hospital Revenue Bonds Series A (FSA) (AAA/Aaa)
1,000,000	5.00	11/15/2019	1,082,270
Northwest Missouri State University Revenue Bonds (Housing System) (MBIA) (NR/Aaa)
2,875,000	5.00	06/01/2020	3,103,591
O’ Fallon MO Certificates of Participation (AMBAC) (AAA/Aaa)
1,000,000	5.75	12/01/2004	1,003,260
O’ Fallon MO Certificates of Participation (MBIA) (NR/Aaa)
1,000,000	5.00	02/01/2022	1,062,290
Osage Beach MO Waterworks and Sewer System Revenue Bonds (NR/NR)
220,000	4.75	12/01/2011	239,430
250,000	5.30	12/01/2012	281,873
575,000	4.95	12/01/2013	630,217
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding & Improvement-Ozarks College Project) (FSA) (AAA/Aaa)
600,000	4.80	03/01/2015	642,846
740,000	4.90	03/01/2016	792,673
Pike County MO Certificates of Participation (NR/NR)
720,000	5.63	12/01/2019	770,371
Richmond Heights MO Certificates of Partnership Capital Improvement Projects Series A Certificates of Participation (MBIA) (AAA/Aaa)
540,000	4.60	08/15/2005	551,480
575,000	4.70	02/15/2006	595,303
430,000	4.70	08/15/2006	450,537
Ritenour MO Consolidated School District (Refunding Series A) (FGIC) (AAA/Aaa)
950,000	9.50	02/01/2008	1,154,934
Riverview Gardens MO School District GO Bonds (Capital Appreciation Refunding Direct Deposit Program) (FSA) (AAA/Aaa)@
800,000	0.00	04/01/2008	729,080
Rolling Hills MO Consolidated Library District Certificates of Participation (XLCA) (AAA/NR)
355,000	5.00	03/01/2019	377,511
745,000	5.00	03/01/2020	790,519

52	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Scott County MO Public Facilities Authority Leasehold Revenue Bonds (AMBAC) (NR/Aaa)
$ 500,000	4.85%	12/01/2008	$ 535,665
Springfield MO Certificates of Participation (Law Enforcement Communication) (NR/Aa3)
400,000	5.35	06/01/2008	439,208
Springfield MO School District No. 12 Revenue Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
620,000	9.50	03/01/2007	721,810
Springfield MO School District No. R12 GO Bonds (Refunding Direct Deposit Program Series A) (AA+/NR)
500,000	4.65	03/01/2006	516,660
St. Charles County MO Community College GO Bonds (FGIC) (NR/Aaa)
890,000	5.00	02/15/2016	933,646
St. Charles County MO Industrial Development Revenue Bonds (Housing Vanderbilt Apartments) (A-/NR),
1,050,000	5.00	02/01/2009	1,069,100
St. Charles MO Certificates of Participation Series B (NR/A2)
450,000	5.00	05/01/2009	481,518
875,000	5.00	05/01/2010	939,636
500,000	5.00	05/01/2011	536,920
500,000	5.50	05/01/2018	546,410
St. Charles MO Community College Educational Facilities Authority Leasehold Revenue Bonds (NR/Aa3)
350,000	5.25	06/01/2019	381,028
735,000	5.20	06/01/2024	768,244
St. Charles MO Public Facilities Authority Leasehold Revenue Bonds (MBIA) (NR/Aaa)
1,000,000	4.80	02/01/2007	1,060,670
St. Louis County MO Certificates of Partnership (AA+/Aa2)
300,000	4.40	05/15/2011	315,594
St. Louis County MO GO Bonds (Unrefunded Series A) (AAA/Aaa)
105,000	5.10	02/01/2006	105,321
St. Louis County MO Industrial Development Authority Revenue Bonds (Eden Theological Seminary Project) (NR/NR)
355,000	5.45	10/15/2014	365,838
500,000	5.50	10/15/2018	513,030
St. Louis County MO Mortgage Revenue Bonds (Certificates Receipts-GNMA Collateral) Series F (AAA/NR)
500,000	5.20	07/01/2007	538,145
St. Louis County MO Regional Convention & Sports Complex Authority Revenue Bonds (Refunding Convention & Sport Facilities Project B-1) (AA+/Aa2)
2,000,000	5.00	08/15/2006	2,106,340
St. Louis County MO Rockwood School District No. R6 GO Bonds Series A (AA+/NR)
1,865,000	5.00	02/01/2014	2,067,968

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Louis County MO School District GO Bonds Lindbergh (NR/Aa2)
$ 595,000	5.30%	02/15/2009	$ 601,010
200,000	5.40	02/15/2010	202,046
St. Louis County MO School District No. 2 Direct Deposit Program GO Bonds Parkway (AA+/NR)
440,000	6.50	03/01/2008	498,256
St. Louis MO Airport Revenue Bonds (Lambert St. Louis International) Series B (AMT) (FGIC) (AAA/Aaa)
1,395,000	6.00	07/01/2009	1,569,891
St. Louis MO Board of Education GO Bonds Series B (State Aid Direct Deposit) (FGIC) (AAA/Aaa)
1,500,000	5.50	04/01/2010	1,662,300
St. Louis MO GO Bonds (Public Safety) (FGIC) (AAA/Aaa)
3,000,000	5.13	02/15/2012	3,291,780
St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Improvement City Justice Center Series A) (AMBAC) (AAA/Aaa)
600,000	5.75	02/15/2011	641,004
St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding City Justice Center) Series A (AMBAC) (NR/Aaa)
700,000	5.25	02/15/2015	783,846
St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding Civil Centers Building Project Series A) (FSA) (AAA/Aaa)
400,000	5.00	08/01/2012	449,316
St. Louis MO Parking Facility Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
1,200,000	5.50	02/01/2015	1,248,564
St. Peters MO GO Bonds (Refunding) (FGIC) (NR/Aaa)
995,000	7.20	01/01/2008	1,140,160
1,330,000	7.20	01/01/2009	1,573,204
Sullivan MO Consolidated School District No. 2 Direct Deposit Program GO Bonds Franklin County (AA+/NR)
800,000	6.05	03/01/2020	929,536
Sullivan MO School District Building Corporation Leasehold Revenue Bonds (Radian) (AA/NR)
275,000	5.25	03/01/2014	313,673
300,000	5.25	03/01/2015	342,189
Taney County MO Reorganized School District No R-V GO Bonds (Hollister SD-Refunding & Improvement-MO Direct Deposit Program) (FSA) (AAA/Aaa)
1,100,000	5.00	03/01/2018	1,186,086
1,050,000	5.00	03/01/2021	1,125,999
Troy MO Reorganized School District No. 3 Lincoln County (Direct Deposit Program) (AA+/NR)
1,000,000	5.00	03/01/2017	1,078,060
University of Missouri Revenue Bonds (Refunding System Facilities Series B) (AA/Aa2)
375,000	5.38	11/01/2014	423,248

The accompanying notes are an integral part of these financial statements.	53

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
University of Missouri Revenue Bonds (System Facilities Series A) (AA/Aa2)
$ 250,000	4.25%	11/01/2005	$ 255,885
Washington MO School District Direct Deposit GO Bonds (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.25	03/01/2013	1,142,500

			171,837,885

Puerto Rico – 3.3%
Puerto Rico Commonwealth GO Bonds (Public Improvement) Series A (A-/Baa1)
1,000,000	5.25	07/01/2014	1,119,420
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series AA (A/Baa1)
1,895,000	5.00	07/01/2007	2,026,797
Puerto Rico Municipal Finance Agency (Refunding Series B) (FSA) (AAA/Aaa)
2,455,000	5.50	08/01/2018	2,730,746

			5,876,963

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $168,625,549)			$178,858,383

Short-Term Obligation# – 0.1%
Missouri – 0.1%
Missouri State Health & Educational Facilities Revenue Bonds (Washington University) Series C (JP Morgan Chase SPA) (A-1+/VMIG1)
$ 300,000	1.73%	11/01/2004	$ 300,000

TOTAL SHORT-TERM OBLIGATION
(Cost $300,000)			$ 300,000

Repurchase Agreement – 0.3%
State Street Bank & Trust Co.^
$544,000	1.59%	11/01/2004	$ 544,000
Maturity Value: $544,072

TOTAL REPURCHASE AGREEMENT
(Cost $544,000)			$ 544,000

TOTAL INVESTMENTS – 99.7%
(Cost $169,469,549)			$179,702,383
Other assets in excess of liabilities – 0.3%			452,395

Net Assets – 100.0%			$180,154,778

@	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.
,	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date.
^	Repurchase agreement was entered into on October 29, 2004. At October 31, 2004, this agreement was fully collateralized by $445,000 U.S. Treasury Bond, 6.63%, due 02/15/2027 with a market value of $556,487.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FNMA	—Insuredby Federal National Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
LOC	—Letterof Credit
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
Radian	—Insuredby Radian Asset Assurance
SPA	—Stand-byPurchase Agreement
TCRS	—TransferableCustodial Receipts
XLCA	—Insuredby XL Capital Assurance, Inc.

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Funds’ Statement of Additional Information.

PORTFOLIO COMPOSITION AS OF 10/31/04

Sector Allocation

Insured Revenue Bonds	31.1%
Revenue Bonds	23.1
Insured General Obligation	20.0
Insured Certificate Participation	7.7
Pre-Refunded	4.9
Insured Pre-Refunded	4.0
Certificate Participation	3.9
General Obligation	2.9
Insured Tax Allocation	0.9
Special Tax	0.9
Tax Allocation	0.4
Variable Rate Demand Notes	0.2

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements and cash).

The Fund is actively managed and, as such its composition may differ over time.

54	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2004

The following is performance information for the Commerce Kansas Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Returns as of October 31, 2004

Average Annual Total Returns as of October 31, 2004	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)	5.71%	4.54%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	5.45%	4.27%
Including sales charges (maximum sales charge 2.00%)	4.89%	2.20%
Lehman 3-15 Year Blend Index (as of December 26, 2000)(b)	6.19%	5.27%
Lipper Intermediate Municipal Funds Index (as of December 26, 2000)(c)	5.25%	4.07%

Kansas Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2004.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 96.5%
Kansas – 89.6%
Augusta KS Electric Systems Revenue Bonds (AMBAC) (AAA/Aaa)
$1,000,000	4.75%	08/01/2017	$1,062,470
Butler County KS Unified School District No. 402 GO Bonds (Refunding) (FSA) (AAA/NR)
630,000	3.00	10/01/2009	634,580
Crawford County KS Unified School District GO Bonds (FSA) (NR/Aaa)
545,000	4.60	09/01/2013	573,373
Derby KS GO Bonds (Refunding Series B) (AMBAC) (NR/Aaa)
440,000	5.00	12/01/2013	483,362
Derby KS GO Bonds Series A (AMBAC) (NR/Aaa)
310,000	4.90	12/01/2014	335,377
Derby KS Water Systems Revenue Bonds (Refunding & Improvement Series 2) (AMBAC) (AAA/Aaa)
500,000	5.60	10/01/2019	566,755
Dodge City KS Unified School District No. 443 GO Bonds (FSA) (AAA/Aaa)
535,000	7.00	09/01/2006	582,449
Dodge City KS Unified School District No. 443 GO Bonds (Refunding) (FGIC) (NR/Aaa)
1,450,000	5.00	03/01/2012	1,622,231
Douglas County KS GO Bonds (Refunding Sales Tax Series A) (AMBAC) (NR/Aaa)
1,000,000	5.00	08/01/2012	1,117,470
Douglas County KS Unified School District No. 497 GO Bonds Series A (NR/Aa3)
400,000	5.00	09/01/2006	421,496
Harvey County KS School District No. 373 GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
495,000	5.00	09/01/2015	554,776
Hutchinson KS Community College & Area Vocational School Student Revenue Bonds (Refunding & Improvement) (A-/NR)
700,000	5.25	10/01/2030	716,814
450,000	5.25	10/01/2033	460,098
Johnson County KS Community College Revenue Bonds (Student Commons & Parking) (MBIA) (AAA/Aaa)
410,000	4.35	11/15/2007	437,966
Johnson County KS GO Bonds (Internal Improvement Series A) (AAA/Aa1)
1,000,000	5.00	09/01/2021	1,065,890
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FGIC) (AAA/Aaa)
500,000	6.00	10/01/2016	609,950
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FSA) (AAA/Aaa)
485,000	5.00	10/01/2006	512,141
415,000	4.50	10/01/2012	444,299
1,000,000	5.13	10/01/2016	1,082,420
Johnson County KS Unified School District No. 233 GO Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
500,000	5.50	09/01/2017	587,870

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Unified School District No. 512 GO Bonds (Shawnee Mission Series A) (NR/Aa1)
$ 325,000	6.00%	10/01/2007	$ 360,217
400,000	4.40	10/01/2012	419,156
Johnson County KS Water District No. 001 Revenue Bonds (AAA/Aaa)
735,000	5.00	12/01/2010	818,694
Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (AAA/Aaa)
545,000	4.60	12/01/2009	592,197
Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (ADFA GTD) (AAA/Aaa)
275,000	5.00	12/01/2019	298,161
Kansas Independent College Finance Authority Revenue Bonds (Benedictine College Project) (NR/NR)
645,000	6.50	10/01/2015	723,167
Kansas State Department of Transportation Highway Revenue Bonds (AA+/Aa2)
760,000	6.13	09/01/2009	881,151
800,000	5.25	09/01/2019	895,960
Kansas State Department of Transportation Highway Revenue Bonds (Refunding) (AA+/Aa2)
300,000	5.50	09/01/2012	347,655
Kansas State Department of Transportation Highway Revenue Bonds Series A (AA+/Aa2)
340,000	5.00	09/01/2014	379,175
Kansas State Development Finance Authority Lease Revenue Bonds (Juvenile Justice Authority Series D) (MBIA) (AAA/Aaa)
1,270,000	5.25	05/01/2013	1,408,227
Kansas State Development Finance Authority Lease Revenue Bonds (State Capitol Project V-I-A) (FSA) (AAA/Aaa)
500,000	5.00	10/01/2011	553,215
Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities Series R) (A/NR)
350,000	5.00	07/01/2014	369,603
Kansas State Development Finance Authority Revenue Bonds (Board of Regents Rehab Series G-2) (AMBAC) (AAA/Aaa)
1,000,000	5.50	10/01/2007	1,097,890
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (NR/Aaa)
200,000	5.00	08/01/2010	222,042
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
400,000	5.00	02/01/2012	435,856
Kansas State Development Finance Authority Revenue Bonds (Juvenile Justice Authority Series D) (MBIA) (AAA/Aaa)
400,000	5.00	05/01/2012	440,196
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects Series J) (AMBAC) (AAA/Aaa)
2,050,000	5.00	08/01/2017	2,237,821

56	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (Limited Tax Impact Program Series V) (AA/A2)
$1,065,000	5.00%	06/01/2006	$1,113,181
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Loan-2) (MBIA-IBC) (AAA/Aaa)
575,000	5.25	04/01/2010	632,517
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (NR/Aa1)
990,000	5.25	04/01/2013	1,089,030
600,000	5.00	04/01/2016	655,116
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (AAA/Aaa)
705,000	5.50	04/01/2014	816,749
Kansas State Development Finance Authority Revenue Bonds (Refunding-Wichita State University Housing System-P) (AMBAC) (AAA/Aaa)
600,000	5.00	06/01/2013	662,796
630,000	5.00	06/01/2014	691,091
300,000	5.00	06/01/2016	325,146
Kansas State Development Finance Authority Revenue Bonds (Skill Program Series K-1) (AA/A2)
500,000	4.65	12/01/2005	514,160
Kansas State Development Finance Authority Revenue Bonds (State Projects Series W) (MBIA) (AAA/Aaa)
320,000	4.00	10/01/2011	336,970
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund I) (AAA/Aaa)
955,000	5.00	11/01/2009	1,058,866
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (AAA/Aaa)
1,100,000	6.00	11/01/2015	1,287,055
280,000	5.50	05/01/2017	331,293
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Loan II) (AAA/Aaa)
500,000	5.25	05/01/2007	538,840
500,000	5.40	05/01/2012	541,165
Lawrence KS Hospital Revenue Bonds (Lawrence Memorial Hospital) (Radian) (AA/Baa1)
350,000	5.75	07/01/2014	391,402
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/Baa1)
550,000	5.25	07/01/2010	588,516
1,000,000	5.38	07/01/2014	1,085,270
700,000	5.38	07/01/2015	755,468
Leavenworth County KS GO Bonds Series A (AMBAC) (AAA/NR)
300,000	5.00	12/01/2005	303,672
Leawood KS GO Bonds Series A (NR/Aa1)
385,000	4.00	09/01/2008	407,534

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
McPherson County KS Unified School District No. 400 Lindsborg GO Bonds (Refunding) (FGIC) (AAA/Aaa)
$ 775,000	5.00%	09/01/2011	$ 862,939
830,000	5.00	09/01/2012	928,422
McPherson KS GO Bonds (Refunding & Improvement Series 125) (AMBAC) (AAA/Aaa)
790,000	5.00	08/01/2008	864,892
Merriam KS GO Bonds (Refunding Internal Improvement Series C) (FGIC) (NR/Aaa)
485,000	4.10	10/01/2007	503,721
Newton KS GO Bonds (Refunding & Improvement) (MBIA) (NR/Aaa)
335,000	4.00	09/01/2009	354,735
305,000	4.20	09/01/2011	324,718
Olathe KS Educational Facilities Revenue Bonds (Kansas Independent Series C) (NR/NR)
500,000	5.40	10/01/2013	524,910
Olathe KS Health Facilities Revenue Bonds (Medical Center Project Series A) (AMBAC) (AAA/Aaa)
500,000	5.50	09/01/2010	562,085
Osage City KS Electric Utility Systems Revenue Bonds (Refunding & Improvement) (NR/NR)
1,000,000	6.15	12/01/2020	1,161,110
Pittsburg KS GO Bonds (Refunding) (FSA) (NR/Aaa)
600,000	5.50	09/01/2011	686,382
Pratt KS Electric Utility Systems Revenue Bonds Series 2001-1 (AMBAC) (AAA/Aaa)
725,000	4.85	05/01/2013	774,655
Riley County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
470,000	4.50	09/01/2009	492,997
Saline County KS Unified School District No. 305 GO Bonds (Refunding & Improvement) (FSA) (NR/Aaa)
300,000	5.50	09/01/2016	337,308
Scott County KS Unified School District No. 466 GO Bonds (Refunding) (FGIC) (AAA/NR)
680,000	5.25	09/01/2014	761,818
670,000	5.25	09/01/2015	746,728
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-1) (AMT) (GNMA) (NR/Aaa)
20,000	5.00	06/01/2013	20,069
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-2) (AMT) (GNMA) (NR/Aaa)
340,000	5.80	06/01/2017	354,797
Sedgwick County KS GO Bonds Series A (AA+/Aa1)
455,000	4.15	08/01/2010	485,376
Sedgwick County KS Public Building Community Revenue Bonds (Refunding Exploration Place Project Series 2) (AA+/Aa1)
400,000	3.40	08/01/2012	403,792

The accompanying notes are an integral part of these financial statements.	57

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2004

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Sedgwick County KS Unified School District No. 261 GO Bonds (FSA) (AAA/NR)
$ 490,000	6.75%	11/01/2005	$ 513,647
Sedgwick County KS Unified School District No. 265 GO Bonds (FGIC) (NR/Aaa)
500,000	5.50	10/01/2009	564,220
Seward County KS Unified School District No. 480 GO Bonds (FSA) (NR/Aaa)
100,000	6.25	09/01/2005	103,628
Shawnee County KS GO Bonds (Refunding & Improvement Series A) (NR/A1)
490,000	5.00	09/01/2008	535,747
250,000	5.25	09/01/2009	278,785
520,000	4.90	09/01/2013	549,281
Shawnee County KS Unified School District No. 501 GO Bonds (NR/Aa3)
1,000,000	5.00	02/01/2014	1,095,200
500,000	5.00	02/01/2018	537,655
Topeka KS Water & Water Pollution Control Utility Revenue Bonds Series A (FGIC) (NR/Aaa)
565,000	5.50	08/01/2010	641,224
University of Kansas Hospital Authority Health Facilites Revenue Bonds (Kansas University Health System) (A-/NR)
200,000	5.50	09/01/2011	216,268
1,000,000	6.00	09/01/2014	1,116,840
Wichita KS GO Bonds (Sales Tax) (AA/Aa2)
1,000,000	5.00	04/01/2014	1,079,170
Wichita KS GO Bonds Series 735 (AA/Aa2)
250,000	4.00	09/01/2009	250,700
Wichita KS GO Bonds Series 766 (AA/Aa2)
455,000	4.30	09/01/2010	482,323
Wichita KS GO Bonds Series 774 (MBIA) (AAA/Aaa)
530,000	4.00	09/01/2006	549,112
Wichita KS Hospital Revenue Bonds (Refunding Facilities Improvement Series XI) (A+/NR)
1,500,000	6.75	11/15/2014	1,700,100
Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA) (AAA/Aaa)
600,000	4.40	09/01/2011	635,592
Wyandotte County KS School District No. 204 GO Bonds (Refunding & Improvement Series A) (FSA) (NR/Aaa)
300,000	6.38	09/01/2011	359,208
785,000	5.38	09/01/2015	871,554

			63,709,715

Puerto Rico – 6.9%
Puerto Rico Commonwealth GO Bonds (MBIA) (AAA/Aaa)
500,000	5.38	07/01/2021	550,205
Puerto Rico Commonwealth GO Bonds (Refunding & Public Improvement Series A) (MBIA) (AAA/Aaa)
475,000	5.50	07/01/2016	562,295

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds (Refunding Series X) (FSA-CR) (AAA/Aaa)
$ 425,000	5.50%	07/01/2015	$ 501,730
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds Series AA (A/Baa1)
1,000,000	5.00	07/01/2007	1,069,550
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue Bonds Series G (FGIC) (AAA/Aaa)
1,000,000	5.25	07/01/2021	1,099,910
Puerto Rico Municipal Finance Agency GO Bonds (Refunding Series B) (FSA) (AAA/Aaa)
500,000	5.50	08/01/2018	556,160
Puerto Rico Municipal Finance Agency GO Bonds Series A (FSA) (AAA/Aaa)
500,000	5.50	08/01/2019	555,455

			4,895,305

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $64,942,119)			$68,605,020

Short-Term Obligation# – 0.3%
Kansas – 0.3%
Kansas State Department of Transportation Highway Revenue Bonds Series B-1 (A-1+/VMIG1)
$ 200,000	1.69%	11/03/2004	$ 200,000

TOTAL SHORT-TERM OBLIGATION
(Cost $200,000)			$ 200,000

Repurchase Agreement – 1.3%
State Street Bank & Trust Co.^
$ 948,000	1.59%	11/01/2004	$ 948,000
Maturity Value: $948,126

TOTAL REPURCHASE AGREEMENT
(Cost $948,000)			$ 948,000

TOTAL INVESTMENTS – 98.1%
(Cost $66,090,119)			$69,753,020
Other assets in excess of liabilities – 1.9%			1,376,083

Net Assets – 100.0%			$71,129,103

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2004.
^	Repurchase agreement was entered into on October 29, 2004. At October 31, 2004, this agreement was fully collateralized by $695,000 U.S. Treasury Bonds, 8.13%, due 08/15/2019 with a market value of $976,327.

58	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Investment Abbreviations:
ADFA	—ArkansasDevelopment Finance Authority
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
CR	—CustodialReceipts
FGIC	—Insuredby Financial Guaranty Insurance Co.
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
GTD	—Guaranteed
IBC	—InsuredBond Certificates
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
Radian	—Issuedby Radian Asset Assurance

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

PORTFOLIO COMPOSITION AS OF 10/31/04

Sector Allocation

Insured General Obligation Bonds	29.9%
Insured Revenue Bonds	23.6
Revenue Bonds	18.8
General Obligation Bonds	11.6
Pre-Refunded	10.5
Insured Pre-Refunded	5.3
Variable Rate Demand Notes	0.3

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements and cash).

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	59

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2004

	Core Equity Fund	Growth Fund	Value Fund
Assets:
Investments in unaffiliated securities, at value (identified cost $208,189,342, $158,926,690, $99,529,378, $73,511,552, $89,837,232, $1,488,510, $590,601,900, $219,520,077, $160,653,908, $169,469,549 and $66,090,119, respectively)	$245,581,659	$175,446,474	$109,191,210
Investments in affiliated securities, at value (identified cost $16,180,106 for Asset Allocation Fund)	—	—	—
Cash	505	—	603
Foreign currencies, at value (identified cost $593,579 for International Equity Fund)	—	—	—
Receivables:
Dividends and interest, at value	255,230	38,437	199,683
Investment securities sold, at value	—	2,247,400	—
Fund shares sold	98,040	95,359	152,205
Reimbursement from adviser	—	—	—
Total Assets	245,935,434	177,827,670	109,543,701

Liabilities:
Due to custodian for bank overdraft	—	82,527	—
Payables:
Investment securities purchased, at value	—	1,321,075	—
Dividends and distributions	—	—	—
Fund shares redeemed	87,632	434,429	24,414
Advisory fees	154,272	111,371	69,248
Administrative fees	26,741	19,302	12,006
Deferred trustee fees	15,088	12,573	7,544
Accrued expenses	49,488	72,679	41,126
Total Liabilities	333,221	2,053,956	154,338

Net Assets:
Paid-in capital	209,496,004	196,964,549	106,546,902
Accumulated undistributed (distribution in excess of) net investment income	114,984	—	144,624
Accumulated net realized gain (loss) on investment and foreign currency related transactions	(1,401,092)	(37,710,619)	(6,963,995)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	37,392,317	16,519,784	9,661,832
Net Assets	$245,602,213	$175,773,714	$109,389,363

Net Assets/Shares Outstanding/Net Asset Value/Offering Price:
Net Assets:
Institutional Shares	$245,509,602	$170,513,246	$108,774,831
Service Shares	$92,611	$5,260,468	$614,532
Total shares outstanding, no par value (unlimited number of shares authorized):
Institutional Shares	15,442,848	8,188,953	4,792,032
Service Shares	5,828	257,593	27,064
Institutional Shares: Net asset value and maximum public offering price per share (net assets/shares outstanding)	$15.90	$20.82	$22.70
Service Shares: Net asset value per share (net assets/shares outstanding)	$15.89	$20.42	$22.71
Maximum public offering price per share(a)	$16.47	$21.16	$23.53
(a)	For the Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0363).

60	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$78,201,984	$108,410,425	$1,778,760	$606,212,931	$220,325,977	$169,850,655	$179,702,383	$69,753,020

—	—	17,657,913	—	—	—	—	—
31,044	—	10,608	—	66	884	204	521
—	596,332	—	—	—	—	—	—

22,039	367,358	—	6,225,245	1,660,297	2,614,475	2,448,588	819,024
1,816,046	496,864	13,626	895,973	127,996	—	—	775,534
245,693	125,884	28,102	535,410	159,254	65,739	305,006	595,760
—	—	1,563	—	39,431	12,793	22,870	14,998
80,316,806	109,996,863	19,490,572	613,869,559	222,313,021	172,544,546	182,479,051	71,958,857

—	845,790	—	895,195	—	—	—	—

1,731,958	132,510	23,990	—	—	2,700,017	1,222,846	566,821
—	—	—	1,853,526	491,292	476,977	510,912	190,666
34,939	125,953	263,243	937,249	66,887	7,000	441,016	—
49,048	76,782	—	258,556	94,351	71,539	76,490	29,619
8,502	12,471	1,304	67,225	24,532	18,600	19,887	7,701
5,029	8,801	1,257	36,462	15,088	10,058	10,058	3,772
43,944	82,157	25,624	99,252	55,374	41,759	43,064	31,175
1,873,420	1,284,464	315,418	4,147,465	747,524	3,325,950	2,324,273	829,754

90,431,625	122,221,301	16,498,976	613,572,191	230,259,035	159,554,818	169,602,180	67,355,275
—	1,629,150	18,312	(2,510,826)	(1,828,337)	141,159	98,617	40,102

(16,678,671)	(33,724,608)	889,809	(16,950,302)	(7,671,101)	325,872	221,147	70,825

4,690,432	18,586,556	1,768,057	15,611,031	805,900	9,196,747	10,232,834	3,662,901
$78,443,386	$108,712,399	$19,175,154	$609,722,094	$221,565,497	$169,218,596	$180,154,778	$71,129,103

$76,917,516	$108,231,367	$18,726,422	$608,772,587	$219,533,194	$169,217,295	$179,089,375	$68,939,665
$1,525,870	$481,032	$448,732	$949,507	$2,032,303	$1,301	$1,065,403	$2,189,438

3,111,066	5,641,992	891,174	32,536,061	12,087,451	8,638,955	9,032,652	3,566,443
63,178	25,338	21,362	50,708	111,839	66	53,691	113,274

$24.72	$19.18	$21.01	$18.71	$18.16	$19.59	$19.83	$19.33
$24.15	$18.98	$21.01	$18.72	$18.17	$19.58	$19.84	$19.33
$25.03	$19.67	$21.77	$19.40	$18.54	$19.98	$20.24	$19.72

COMMERCE FUNDS

Statements of Operations

For the Year Ended October 31, 2004

	Core Equity Fund	Growth Fund	Value Fund
Investment Income:
Interest	$21,344	$16,301	$11,280
Dividends — unaffiliated(a)	3,384,600	1,553,142	2,532,870
Dividends — affiliated	—	—	—
Total Income	3,405,944	1,569,443	2,544,150

Expenses:
Advisory fees	1,918,385	1,502,567	894,393
Administration fees	383,677	300,514	178,878
Shareowner servicing fees	116,578	199,066	92,208
Custody and accounting fees	68,139	61,380	74,702
Transfer Agent fees	70,953	116,873	49,536
Professional fees	58,131	50,450	34,524
Registration fees	28,255	31,359	27,692
Printing fees	21,117	18,473	11,624
Trustee fees	9,605	8,050	4,858
Distribution fees — Service Shares	201	13,822	1,530
Other	15,540	13,414	9,822
Total Expenses	2,690,581	2,315,968	1,379,767
Less — expense reductions(b)	(51,200)	(40,080)	(23,863)
Net Expenses	2,639,381	2,275,888	1,355,904
Net Investment Income (Loss)	766,563	(706,445)	1,188,246

Realized and Unrealized gain (loss) on Investment and Foreign Currency Transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated	20,509,359	18,476,124	8,991,877
Investment transactions — affiliated	—	—	—
Foreign currency related transactions	—	—	—
Net change in unrealized gain (loss) on:
Investments	3,959,017	(14,170,948)	650,588
Translation of assets and liabilities denominated in foreign currencies	—	—	—
Net Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions	24,468,376	4,305,176	9,642,465
Net Increase In Net Assets Resulting From Operations	$25,234,939	$3,598,731	$10,830,711
(a)	Amount is net of $10,485 and $434,590 for the Core Equity and International Equity Funds, respectively, in foreign withholding taxes.
(b)	Expense reductions include waivers, custody credits and reimbursements.

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$6,561	$791	$—	$33,702,956	$9,053,746	$7,497,423	$7,860,287	$3,002,837
540,390	3,321,191	—	—	—	—	—	—
—	—	440,995	—	—	—	—	—
546,951	3,321,982	440,995	33,702,956	9,053,746	7,497,423	7,860,287	3,002,837

616,365	2,045,591	42,028	3,157,810	1,245,645	857,848	914,450	357,164
123,282	204,560	31,521	947,344	373,694	257,355	274,335	107,149
81,025	79,389	37,460	470,343	182,743	98,433	96,169	36,398
76,014	322,906	44,590	136,695	89,068	95,252	102,037	75,904
57,160	54,749	16,787	179,577	80,382	46,383	49,729	20,521
27,744	43,793	11,643	132,028	56,687	43,147	43,111	24,849
29,250	31,308	32,284	17,170	34,045	9,462	10,350	28,053
7,426	13,983	1,891	44,645	24,824	14,791	15,376	5,605
3,220	5,690	805	23,123	9,798	6,440	6,468	2,415
3,906	1,162	1,126	2,536	5,621	9	2,940	5,416
8,142	10,545	5,623	35,543	20,102	12,162	12,461	7,728
1,033,534	2,813,676	225,758	5,146,814	2,122,609	1,441,282	1,527,426	671,202
(16,794)	(1,006,972)	(151,101)	(129,832)	(423,915)	(240,740)	(335,964)	(201,678)
1,016,740	1,806,704	74,657	5,016,982	1,698,694	1,200,542	1,191,462	469,524
(469,789)	1,515,278	366,338	28,685,974	7,355,052	6,296,881	6,668,825	2,533,313

12,423,336	5,070,586	152,741	(5,544,864)	(1,151,154)	335,331	207,697	64,098
—	—	777,622	—	—	—	—	—
—	(19,581)	—	—	—	—	—	—

(8,171,062)	13,479,562	39,369	6,115,662	(1,546,806)	789,387	967,161	445,636
—	(666)	—	—	—	—	—	—
4,252,274	18,529,901	969,732	570,798	(2,697,960)	1,124,718	1,174,858	509,734
$3,782,485	$20,045,179	$1,336,070	$29,256,772	$4,657,092	$7,421,599	$7,843,683	$3,043,047

COMMERCE FUNDS

Statements of Changes in Net Assets

For the Year Ended October 31, 2004

	Core Equity Fund	Growth Fund	Value Fund
From Operations:
Net investment income (loss)	$766,563	$(706,445)	$1,188,246
Net realized gain (loss) from investment and foreign currency related transactions	20,509,359	18,476,124	8,991,877
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	3,959,017	(14,170,948)	650,588
Net Increase in Net Assets Resulting From Operations	25,234,939	3,598,731	10,830,711

Distributions to Shareholders:
From net investment income
Institutional Shares	(806,868)	—	(1,205,357)
Service Shares	(81)	—	(4,643)
From net realized gains on investment transactions
Institutional Shares	—	—	—
Service Shares	—	—	—
Total Distributions to Shareholders	(806,949)	—	(1,210,000)

From Share Transactions:
Proceeds from sales of shares	18,643,740	26,177,141	23,380,463
Reinvestment of dividends and distributions	23,234	—	612,702
Cost of shares redeemed(a)	(60,493,130)	(64,054,537)	(47,689,277)
Net Decrease in Net Assets Resulting From Share Transactions	(41,826,156)	(37,877,396)	(23,696,112)
Total Increase (Decrease)	(17,398,166)	(34,278,665)	(14,075,401)

Net Assets:
Beginning of year	263,000,379	210,052,379	123,464,764
End of year	$245,602,213	$175,773,714	$109,389,363
Accumulated undistributed (distribution in excess of) net investment income	$114,984	$—	$144,624
(a)	Net of $3,285 of redemption fees remitted to the International Equity Fund.

64	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$(469,789)	$1,515,278	$366,338	$28,685,974	$7,355,052	$6,296,881	$6,668,825	$2,533,313
12,423,336	5,051,005	930,363	(5,544,864)	(1,151,154)	335,331	207,697	64,098

(8,171,062)	13,478,896	39,369	6,115,662	(1,546,806)	789,387	967,161	445,636
3,782,485	20,045,179	1,336,070	29,256,772	4,657,092	7,421,599	7,843,683	3,043,047

—	(2,065,677)	(400,712)	(30,268,815)	(9,784,051)	(6,293,434)	(6,608,944)	(2,448,719)
—	(5,068)	(7,487)	(46,220)	(84,523)	(132)	(39,782)	(71,186)

—	—	(331,743)	—	—	(2,697,785)	(375,629)	(119,961)
—	—	(6,969)	—	—	(77)	(2,559)	(3,748)
—	(2,070,745)	(746,911)	(30,315,035)	(9,868,574)	(8,991,428)	(7,026,914)	(2,643,614)

18,905,471	23,324,773	3,489,544	88,767,967	70,109,034	27,183,303	27,308,825	12,954,349
—	1,008,392	726,331	7,515,251	2,857,651	563,892	585,565	137,731
(24,462,349)	(81,958,144)	(6,867,767)	(137,571,249)	(108,993,166)	(32,390,488)	(33,048,742)	(13,688,860)
(5,556,878)	(57,624,979)	(2,651,892)	(41,288,031)	(36,026,481)	(4,643,293)	(5,154,352)	(596,780)
(1,774,393)	(39,650,545)	(2,062,733)	(42,346,294)	(41,237,963)	(6,213,122)	(4,337,583)	(197,347)

80,217,779	148,362,944	21,237,887	652,068,388	262,803,460	175,431,718	184,492,361	71,326,450
$78,443,386	$108,712,399	$19,175,154	$609,722,094	$221,565,497	$169,218,596	$180,154,778	$71,129,103
$—	$1,629,150	$18,312	$(2,510,826)	$(1,828,337)	$141,159	$98,617	$40,102

COMMERCE FUNDS

Statements of Changes in Net Assets

For the Year Ended October 31, 2003

	Core Equity Fund	Growth Fund	Value Fund
From Operations:
Net investment income (loss)	$1,734,368	$(467,964)	$1,445,476
Net realized gain (loss) from investment and foreign currency related transactions	(1,294,787)	2,013,489	(2,024,026)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	36,474,356	29,243,434	18,692,770
Net increase in net assets resulting from operations	36,913,937	30,788,959	18,114,220

Distributions to Shareholders:
From net investment income
Institutional Shares	(1,693,873)	—	(1,424,217)
Service Shares	(223)	—	(5,737)
From net realized gains on investment transactions
Institutional Shares	—	—	—
Service Shares	—	—	—
Total distributions to shareholders	(1,694,096)	—	(1,429,954)

From Share Transactions:
Proceeds from sales of shares	29,862,194	46,867,623	29,603,642
Reinvestment of dividends and distributions	43,757	—	777,508
Cost of shares redeemed(a)	(45,734,693)	(45,696,561)	(26,216,899)
Net increase (decrease) in net assets resulting from share transactions	(15,828,742)	1,171,062	4,164,251
TOTAL INCREASE (DECREASE)	19,391,099	31,960,021	20,848,517

Net Assets:
Beginning of year	243,609,280	178,092,358	102,616,247
End of year	$263,000,379	$210,052,379	$123,464,764
Accumulated undistributed (distribution in excess of) net investment income	$155,370	$—	$166,525
(a)	Net of $130,038 of redemption fees remitted to the International Equity Fund.

66	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$(478,618)	$1,982,913	$405,795	$34,116,459	$6,358,518	$6,367,398	$6,513,753	$2,373,320
4,608,809	(9,048,448)	314,332	4,700,076	(650,800)	2,702,255	361,512	122,215

13,730,532	28,962,463	1,718,150	(12,653,799)	(2,866,422)	(930,444)	795,924	387,378
17,860,723	21,896,928	2,438,277	26,162,736	2,841,296	8,139,209	7,671,189	2,882,913

—	(478,887)	(371,372)	(38,191,269)	(9,660,308)	(6,343,327)	(6,450,414)	(2,288,743)
—	(401)	(7,230)	(67,044)	(104,196)	(345)	(37,164)	(72,228)

—	—	(15,604)	—	—	(1,365,671)	(854,052)	(85,826)
—	—	(357)	—	—	(179)	(5,130)	(3,061)
—	(479,288)	(394,563)	(38,258,313)	(9,764,504)	(7,709,522)	(7,346,760)	(2,449,858)

22,858,519	62,827,309	5,491,127	98,712,974	152,657,375	30,544,504	46,824,296	18,396,100
—	268,113	382,575	10,230,449	3,092,173	493,491	652,264	106,080
(26,709,569)	(48,878,808)	(5,341,460)	(174,170,993)	(72,427,392)	(30,117,713)	(28,566,752)	(12,808,332)
(3,851,050)	14,216,614	532,242	(65,227,570)	83,322,156	920,282	18,909,808	5,693,848
14,009,673	35,634,254	2,575,956	(77,323,147)	76,398,948	1,349,969	19,234,237	6,126,903

66,208,106	112,728,690	18,661,931	729,391,535	186,404,512	174,081,749	165,258,124	65,199,547
$80,217,779	$148,362,944	$21,237,887	$652,068,388	262,803,460	$175,431,718	$184,492,361	$71,326,450
$—	$1,993,515	$60,005	$(1,648,864)	$(1,919,675)	$128,997	$92,942	$33,721

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2004

1.  ORGANIZATION

The Commerce Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust consists of eleven portfolios (individually, a “Fund” and collectively, the “Funds”): Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. Each of the Funds offers two classes of shares, Institutional Shares and Service Shares. Each Fund is registered as a diversified management investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and Exchange Traded Funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined NAV if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

The Asset Allocation Fund invests in a combination of underlying funds (the “Underlying Funds”) advised by the Adviser. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because the Asset Allocation Fund invests primarily in other mutual funds, which fluctuate in value, the Fund’s shares will correspondingly fluctuate in value.

B. Security Transactions and Investment Income — Security transactions and purchases and sales of the Funds and of the Underlying Funds by the Asset Allocation Fund are recorded as of the trade date. Realized gains and losses on sale of portfolio securities of the Funds and on sale of the Underlying Funds are calculated using the identified-cost basis. Dividend income and capital gains distributions of the Funds and from the Underlying Funds are recorded on the ex-dividend date, net of foreign withholding taxes which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

The Bond and Short-Term Government Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. For all Funds, market discounts, original issue discounts (“OID”) and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer.

C. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities.

D. Forward Foreign Currency Exchange Contracts — The International Equity Fund may enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At October 31, 2004, the Fund had no outstanding forward foreign currency exchange contracts.

E. Segregation Transactions — Some of the Funds may enter into certain derivative transactions; some of these transactions may be for the purpose of increasing total return. Forward foreign currency exchange contracts, written options, when-issued securities and forward commitments represent examples of derivative transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2004

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid
Core Equity, Value and Asset Allocation	Quarterly	Quarterly	Annually	Annually
Growth, MidCap Growth and International Equity	Annually	Annually	Annually	Annually
Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

H. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative average daily net assets. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

I. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Pursuant to the provisions of the Internal Revenue Code, the Funds distribute substantially all of their net investment company taxable income each year. The amount of these income distributions to shareholders, which are calculated in accordance with relevant tax requirements, can often differ from the amounts of the Funds’ net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions or from paid-in capital, depending on the type of book/tax differences that may exist.

3.  AGREEMENTS

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A. (the “Adviser”). Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. For the year ended October 31, 2004, the Adviser had contractually agreed to waive a portion of its advisory fee for certain Funds. The contractual annual rate, effective annual rate, and waiver rates are listed on the following page.

As authorized by the Advisory Agreement, the Adviser has entered into a Sub-Advisory Agreement with Bank of Ireland Asset Management (U.S.) Limited (the “Sub-Adviser”) whereby the Sub-Adviser manages the investment assets of the International Equity Fund.

As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee from the Adviser at the following annual rate:

Average Daily Net Assets	Annual Rate
First $50 million	0.45%
Next $50 million	0.40%
Over $100 million	0.30%

COMMERCE FUNDS

3.  AGREEMENTS (continued)

For the year ended October 31, 2004, the Adviser agreed to waive fees and/or reimburse expenses (excluding interest, taxes, service share distribution expenses and extraordinary expenses) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.13%, 1.20%, 1.72%, 0.35%, 0.88%, 0.68%, 0.70%, 0.65% and 0.65% of the average net assets of the Institutional Shares of the Core Equity, Growth, Value, International Equity, Asset Allocation, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. Such amounts are 0.25% higher for the Service Shares of the above Funds. In addition, the Funds are not obligated to reimburse the Adviser for prior fiscal year expense reimbursements, if any.

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Trust’s administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust’s business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. For the year ended October 31, 2004, the Administrator had contractually agreed to waive a portion of its Administration fee for certain Funds. The contractual annual rate, effective annual rate, and waiver rates are listed below.

Goldman Sachs as Distributor may, in its discretion, pay the Adviser and third parties for expenses associated with the marketing, distribution, administration and servicing of the Funds. The Distributor also may make payments to reduce or limit the total annual fund operating expenses of certain Funds. Such payments are made out of the Distributor’s Administration fee or other resources, and are not an additional charge to the Funds or their shareholders.

In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Such expense reimbursements, if any, are computed daily and paid monthly.

For the year ended October 31, 2004, a summary of the Advisory fees, Administration fees, associated waivers, expense reimbursements and custody credits are as follows:

	Advisory Fees				Administration Fees
	Contractual Annual Rate	Effective Annual Rate	Waiver		Contractual Annual Rate	Effective Annual Rate	Waiver		Expense Reimbursements	Custody Credits	Total Expense Reduction
Fund			Rate	Amount			Rate	Amount
Core Equity	0.75%	0.75%	—%	$—	0.15%	0.13%	0.02%	$51,157	$—	$43	$51,200
Growth	0.75	0.75	—	—	0.15	0.13	0.02	40,069	—	11	40,080
Value	0.75	0.75	—	—	0.15	0.13	0.02	23,850	—	13	23,863
MidCap Growth	0.75	0.75	—	—	0.15	0.13	0.02	16,438	—	356	16,794
International Equity	1.50	0.78	0.72	979,619	0.15	0.13	0.02	27,275	—	78	1,006,972
Asset Allocation	0.20	—	0.20	42,028	0.15	0.08	0.07	14,710	94,363	—	151,101
Bond	0.50	0.50	—	—	0.15	0.13	0.02	126,313	—	3,519	129,832
Short-Term Government	0.50	0.50	—	—	0.15	0.13	0.02	49,826	373,085	1,004	423,915
National Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.13	0.02	34,314	206,097	329	240,740
Missouri Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.13	0.02	36,578	299,248	138	335,964
Kansas Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.13	0.02	14,286	187,234	158	201,678

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2004

3.  AGREEMENTS (continued)

Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales charge imposed on the sale of Service Shares of the Funds. The maximum sales charge imposed on the sale of Service Shares of the Short-Term Government Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund is 2.00%; for all other Funds’ Service Shares, the maximum sales charge is 3.50%. Goldman Sachs has advised the Trust that it has retained approximately $4,100 on the sale of Service Shares of the Funds for the year ended October 31, 2004.

The Trust, on behalf of each Fund, has adopted a Distribution Plan for Service Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, payments by each Fund for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of each Fund’s Service Shares.

Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Adviser and its affiliates (“Service Organizations”), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. For the year ended October 31, 2004, Commerce Bank has retained approximately $993,000 in shareowner servicing fees.

4.  OTHER TRANSACTIONS WITH RELATED PARTIES

Certain Trustees participate in a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated Trustees as described in the Plan to defer the receipt of all or a portion of the Trustees’ fees payable. Under the Plan, such Trustees have deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more Funds of the Trust. All amounts payable to the Trustees under the Plan are accrued at least quarterly and determined based on the performance of such investments.

5.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities and of the Underlying Funds (for the Asset Allocation Fund) for the year ended October 31, 2004, were as follows:

Fund	Purchase of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and maturities of U.S. Government and agency obligations	Sales and maturities (excluding U.S. Government and agency obligations)
Core Equity	$—	$79,631,145	$—	$122,518,548
Growth	—	81,217,948	—	117,568,876
Value	—	95,592,107	—	118,090,497
MidCap Growth	—	100,078,555	—	105,611,137
International Equity	—	30,861,316	—	87,436,054
Asset Allocation	—	7,047,293	—	9,779,127
Bond	225,117,118	63,284,166	133,850,652	92,855,271
Short-Term Government	185,743,298	5,044,995	195,521,577	1,530,036
National Tax-Free Intermediate Bond	—	55,088,913	—	55,673,299
Missouri Tax-Free Intermediate Bond	—	28,814,492	—	23,202,397
Kansas Tax-Free Intermediate Bond	—	5,436,833	—	6,666,437

For the year ended October 31, 2004, Goldman Sachs received approximately $12,500 of brokerage commissions earned from portfolio transactions executed on behalf of the International Equity Fund.

COMMERCE FUNDS

6.  CONCENTRATION OF RISK

As a result of the Tax-Free Funds’ ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

Under normal market conditions, the National Tax-Free Intermediate Bond Fund invests at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in municipal securities issued by or on behalf of the states, the District of Columbia or the U.S. government, and their respective authorities, agencies, instrumentalities and political sub-divisions, the income from which is exempt from regular federal income and federal alternative minimum taxes. The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri and Kansas municipal securities, respectively, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas taxes, respectively. Alternatively, at least 80% of the Tax-Free Funds’ distributed income must be exempt from such taxes.

For each of the Missouri and Kansas Tax-Free Funds, the actual payment of principal and interest on Missouri and Kansas municipal securities is dependent on the Missouri General Assembly and the Kansas legislature, respectively, allotting money each fiscal year for these payments.

The International Equity Fund may invest a portion of its assets in emerging markets. Emerging markets securities may be more volatile than securities from more developed countries. At times, the securities held by the International Equity Fund may be subject to abrupt and severe price declines.

The investments of the Asset Allocation Fund are concentrated in underlying funds and the Fund’s investment performance is directly related to the investment performance of the underlying funds held by it.

7.  CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses, foreign currency transactions and adjustments for the amortization/accretion of premiums and discounts of certain bonds.

Fund	Paid-in capital	Accumulated net realized gain (loss)	Accumulated undistributed (distribution in excess of) net investment income
Growth	$(706,445)	$—	$706,445
Value	—	147	(147)
MidCap Growth	(469,789)	—	469,789
International Equity	—	(191,102)	191,102
Asset Allocation	(168)	—	168
Bond	—	(767,099)	767,099
Short-Term Government	—	(2,604,860)	2,604,860
National Tax-Free Intermediate Bond	—	(8,847)	8,847
Missouri Tax-Free Intermediate Bond	—	14,424	(14,424)
Kansas Tax-Free Intermediate Bond	—	7,027	(7,027)

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2004

8.  ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Distributions paid from:
Ordinary income	$806,949	$—	$1,210,000	$—	$2,070,745	$746,911
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	—	—	—	—	—	—

Total taxable distributions	$806,949	$—	$1,210,000	$—	$2,070,745	$746,911
The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Distributions paid from:
Ordinary income	$1,694,096	$—	$1,429,954	$—	$479,288	$394,563
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	—	—	—	—	—	—

Total taxable distributions	$1,694,096	$—	$1,429,954	$—	$479,288	$394,563
As of October 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Undistributed ordinary income — net	$114,984	$—	$144,622	$—	$1,629,149	$120,534
Undistributed Tax-exempt income	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	857,949

Total undistributed earnings	$114,984	$—	$144,622	$—	$1,629,149	$978,483
Capital loss carryforward	(1,396,802)	(37,308,207)	(6,623,087)	(16,593,742)	(32,266,957)	—
Timing differences (i.e. dividends payable)	—	—	—	—	—	—
Unrealized gains (losses) — net	37,388,027	16,117,372	9,320,926	4,605,503	17,128,906	1,697,695

Total accumulated earnings (losses) — net	$36,106,209	$(21,190,835)	$2,842,461	$(11,988,239)	$(13,508,902)	$2,676,178

At October 31, 2004 (tax year end), the following Funds had a capital loss carryforward for U.S. federal tax purposes. The year and amount of expiration for each capital loss carryforward is indicated below. Expiration occurs on October 31 of the year indicated:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Capital loss carryforward:
2008	$—	$—	$—	$—	$—	$—
2009	—	(2,338,337)	—	—	—	—
2010	(102,662)	(34,969,870)	(4,260,621)	(16,593,742)	(23,364,011)	—
2011	(1,294,140)	—	(2,362,466)	—	(8,902,946)	—
2012	—	—	—	—	—	—

Total capital loss carryforward:	$(1,396,802)	$(37,308,207)	$(6,623,087)	$(16,593,742)	$(32,266,957)	$—

At October 31, 2004, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Tax cost	$208,193,632	$159,329,102	$99,870,284	$73,596,481	$91,294,883	$17,738,978
Gross unrealized gain	47,532,999	25,568,189	11,658,570	7,492,611	18,779,431	1,715,927
Gross unrealized loss	(10,144,972)	(9,450,817)	(2,337,644)	(2,887,108)	(1,663,889)	(18,232)

Net unrealized security gain (loss)	$37,388,027	$16,117,372	$9,320,926	$4,605,503	$17,115,542	$1,697,695
The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and the differing treatment of accretion of market discount.

COMMERCE FUNDS

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$30,315,035	$9,868,574	$1,032,281	$11,473	$6,596
—	—	6,273,580	6,637,253	2,513,309
—	—	1,685,567	378,188	123,709
$30,315,035	$9,868,574	$8,991,428	$7,026,914	$2,643,614

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$38,258,313	$9,764,504	$362,273	$71,579	$25,964
—	—	6,285,385	6,467,081	2,347,267
—	—	1,061,864	808,100	76,627
$38,258,313	$9,764,504	$7,709,522	$7,346,760	$2,449,858

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
$1,467,320	$502,327	$—	$—	$—
—	—	560,986	540,763	193,059
—	—	325,872	221,240	70,825
$1,467,320	$502,327	$886,858	$762,003	$263,884
(16,950,302)	(7,671,100)	—	—	—
(1,887,058)	(495,547)	(476,977)	(510,912)	(190,666)
13,519,943	(1,029,218)	9,253,897	10,301,507	3,700,610
$(3,850,097)	$(8,693,538)	$9,663,778	$10,552,598	$3,773,828

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$(2,326,968)	$(1,045,396)	$—	$—	$—
—	—	—	—	—
(8,311,371)	(679,994)	—	—	—
—	(2,174,462)	—	—	—
(6,311,963)	(3,771,248)	—	—	—

$(16,950,302)	$(7,671,100)	$—	$—	$—

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
$592,692,988	$221,355,195	$160,596,758	$169,400,876	$66,052,410
21,266,282	1,441,056	9,272,849	10,351,482	3,717,177
(7,746,339)	(2,470,274)	(18,952)	(49,975)	(16,567)

$13,519,943	$(1,029,218)	$9,253,897	$10,301,507	$3,700,610

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2004

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Equity Fund		Growth Fund
	Shares	Dollars	Shares	Dollars
For the Year Ended October 31, 2004
Institutional Shares
Shares sold	1,215,366	$18,612,660	1,210,478	$25,678,154
Reinvestment of dividends and distributions	1,518	23,153	—	—
Shares repurchased	(3,953,705)	(60,482,165)	(3,001,128)	(63,229,806)

	(2,736,821)	(41,846,352)	(1,790,650)	(37,551,652)
Service Shares
Shares sold	1,989	31,080	23,958	498,987
Reinvestment of dividends and distributions	5	81	—	—
Shares repurchased	(688)	(10,965)	(40,012)	(824,731)

	1,306	20,196	(16,054)	(325,744)
Net Decrease	(2,735,515)	$(41,826,156)	(1,806,704)	$(37,877,396)

For the Year Ended October 31, 2003
Institutional Shares
Shares sold	2,328,029	$29,842,565	2,575,915	$46,461,109
Reinvestment of dividends and distributions	3,353	43,535	—	—
Shares repurchased	(3,527,810)	(45,732,901)	(2,474,317)	(45,002,661)

	(1,196,428)	(15,846,801)	101,598	1,458,448
Service Shares
Shares sold	1,451	19,629	23,059	406,514
Reinvestment of dividends and distributions	17	222	—	—
Shares repurchased	(150)	(1,792)	(39,773)	(693,900)

	1,318	18,059	(16,714)	(287,386)
Net Increase (Decrease)	(1,195,110)	$(15,828,742)	84,884	$1,171,062

COMMERCE FUNDS

Value Fund		MidCap Growth Fund		International Equity Fund
Shares	Dollars	Shares	Dollars	Shares	Dollars

1,063,473	$23,335,595	755,898	$18,714,090	1,248,633	$23,242,687
27,678	608,520	—	—	55,131	1,003,382
(2,172,722)	(47,622,935)	(979,497)	(24,260,871)	(4,437,748)	(81,889,331)
(1,081,571)	(23,678,820)	(223,599)	(5,546,781)	(3,133,984)	(57,643,262)

2,020	44,868	7,822	191,381	4,422	82,086
190	4,182	—	—	277	5,010
(3,035)	(66,342)	(8,385)	(201,478)	(3,734)	(68,813)
(825)	(17,292)	(563)	(10,097)	965	18,283
(1,082,396)	$(23,696,112)	(224,162)	$(5,556,878)	(3,133,019)	$(57,624,979)

1,575,670	$29,574,427	1,181,784	$22,690,299	4,373,331	$62,784,283
41,342	772,322	—	—	18,567	267,722
(1,389,765)	(26,118,570)	(1,372,665)	(26,495,611)	(3,305,921)	(48,806,566)
227,247	4,228,179	(190,881)	(3,805,312)	1,085,977	14,245,439

1,551	29,215	8,846	168,220	3,005	43,026
277	5,186	—	—	27	391
(5,332)	(98,329)	(11,571)	(213,958)	(5,071)	(72,242)
(3,504)	(63,928)	(2,725)	(45,738)	(2,039)	(28,825)
223,743	$4,164,251	(193,606)	$(3,851,050)	1,083,938	$14,216,614

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2004

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Asset Allocation Fund		Bond Fund
	Shares	Dollars	Shares	Dollars
For the Year Ended October 31, 2004
Institutional Shares
Shares sold	166,622	$3,466,527	4,740,984	$88,729,932
Reinvestment of dividends and distributions	34,499	712,004	400,605	7,477,130
Shares repurchased	(328,858)	(6,829,507)	(7,359,322)	(137,280,574)

	(127,737)	(2,650,976)	(2,217,733)	(41,073,512)
Service Shares
Shares sold	1,112	23,017	2,039	38,035
Reinvestment of dividends and distributions	695	14,327	2,041	38,121
Shares repurchased	(1,841)	(38,260)	(15,544)	(290,675)

	(34)	(916)	(11,464)	(214,519)
Net Decrease	(127,771)	$(2,651,892)	(2,229,197)	$(41,288,031)

For the Year Ended October 31, 2003
Institutional Shares
Shares sold	290,842	$5,406,070	5,204,676	$98,608,072
Reinvestment of dividends and distributions	19,961	375,126	535,591	10,178,277
Shares repurchased	(278,422)	(5,214,144)	(9,123,647)	(173,832,903)

	32,381	567,052	(3,383,380)	(65,046,554)
Service Shares
Shares sold	4,599	85,057	5,511	104,902
Reinvestment of dividends and distributions	397	7,449	2,744	52,172
Shares repurchased	(6,739)	(127,316)	(17,848)	(338,090)

	(1,743)	(34,810)	(9,593)	(181,016)
Net Increase (Decrease)	30,638	$532,242	(3,392,973)	$(65,227,570)

COMMERCE FUNDS

Short-Term Government Fund		National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,798,230	$69,881,431	1,387,591	$27,183,303	1,369,480	$27,044,282	647,761	$12,499,016
153,218	2,805,966	28,949	563,687	28,732	566,484	5,172	99,252
(5,895,555)	(107,922,929)	(1,666,061)	(32,386,731)	(1,652,384)	(32,577,638)	(689,107)	(13,191,640)
(1,944,107)	(35,235,532)	(249,521)	(4,639,741)	(254,172)	(4,966,872)	(36,174)	(593,372)

12,366	227,603	—	—	13,290	264,543	23,628	455,333
2,818	51,685	10	205	967	19,081	2,007	38,479
(58,014)	(1,070,237)	(195)	(3,757)	(23,980)	(471,104)	(25,734)	(497,220)
(42,830)	(790,949)	(185)	(3,552)	(9,723)	(187,480)	(99)	(3,408)
(1,986,937)	$(36,026,481)	(249,706)	$(4,643,293)	(263,895)	$(5,154,352)	(36,273)	$(596,780)

8,018,369	$151,493,591	1,546,534	$30,544,474	2,347,780	$46,376,220	902,920	$17,467,853
160,457	3,022,215	25,099	493,288	31,920	628,364	4,258	81,627
(3,822,952)	(71,977,117)	(1,527,636)	(30,100,134)	(1,446,752)	(28,451,001)	(619,286)	(11,898,068)
4,355,874	82,538,689	43,997	937,628	932,948	18,553,583	287,892	5,651,412

61,602	1,163,784	1	30	22,694	448,076	48,263	928,247
3,715	69,958	10	203	1,213	23,900	1,273	24,453
(23,927)	(450,275)	(897)	(17,579)	(5,847)	(115,751)	(47,596)	(910,264)
41,390	783,467	(886)	(17,346)	18,060	356,225	1,940	42,436
4,397,264	$83,322,156	43,111	$920,282	951,008	$18,909,808	289,832	$5,693,848

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Share Class	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions
CORE EQUITY FUND
For the Year Ended October 31, 2004
Institutional	$14.46	$0.05	$1.44	$1.49	$(0.05)	$—	$—	$(0.05)
Service	14.46	—	1.45	1.45	(0.02)	—	—	(0.02)
For the Year Ended October 31, 2003
Institutional	12.57	0.09	1.89	1.98	(0.09)	—	—	(0.09)
Service	12.57	0.06	1.89	1.95	(0.06)	—	—	(0.06)
For the Year Ended October 31, 2002
Institutional	14.70	0.10	(2.14)	(2.04)	(0.09)	—	— (c)	(0.09)
Service	14.70	0.06	(2.13)	(2.07)	(0.06)	—	— (c)	(0.06)
For the Period Ended October 31, 2001
Institutional (commenced December 26, 2000)	18.00	0.04	(3.29)	(3.25)	(0.04)	(0.01)	—	(0.05)
Service (commenced December 26, 2000)	18.00	—	(3.30)	(3.30)	—	—	—	—

GROWTH FUND
For the Year Ended October 31, 2004
Institutional	$20.50	$(0.07)	$0.39	$0.32	$—	$—	$—	$—
Service	20.15	(0.12)	0.39	0.27	—	—	—	—
For the Year Ended October 31, 2003
Institutional	17.52	(0.04)	3.02	2.98	—	—	—	—
Service	17.27	(0.09)	2.97	2.88	—	—	—	—
For the Year Ended October 31, 2002
Institutional	20.03	(0.07)	(2.44)	(2.51)	—	—	—	—
Service	19.80	(0.11)	(2.42)	(2.53)	—	—	—	—
For the Year Ended October 31, 2001
Institutional	38.33	(0.10)	(10.93)	(11.03)	—	—	(7.27)	(7.27)
Service	38.04	(0.15)	(10.82)	(10.97)	—	—	(7.27)	(7.27)
For the Year Ended October 31, 2000
Institutional	38.24	(0.14)	4.17	4.03	—	—	(3.94)	(3.94)
Service	38.07	(0.24)	4.15	3.91	—	—	(3.94)	(3.94)
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$15.90	10.30%	$245,509	1.03%		0.30%		1.05%		0.28%		31%
15.89	10.02	93	1.28		0.03		1.30		0.01		31

14.46	15.83	262,935	1.04		0.71		1.06		0.69		43
14.46	15.55	65	1.29		0.46		1.31		0.44		43

12.57	(13.90)	243,569	0.98		0.68		1.00		0.66		23
12.57	(14.11)	40	1.23		0.44		1.25		0.42		23

14.70	(18.13)	295,532	1.01	(d)	0.31	(d)	1.03	(d)	0.29	(d)	32
14.70	(18.25)	34	1.23	(d)	(0.02	)(d)	1.25	(d)	(0.04	)(d)	32

$20.82	1.56%	$170,513	1.13%		(0.35)%		1.15%		(0.37)%		41%
20.42	1.34	5,261	1.38		(0.60)		1.40		(0.62)		41

20.50	17.01	204,539	1.12		(0.24)		1.14		(0.26)		60
20.15	16.68	5,513	1.37		(0.49)		1.39		(0.51)		60

17.52	(12.53)	173,077	1.12		(0.33)		1.14		(0.35)		53
17.27	(12.73)	5,015	1.37		(0.58)		1.39		(0.60)		53

20.03	(33.85)	219,622	1.11		(0.39)		1.13		(0.41)		47
19.80	(34.00)	7,711	1.36		(0.60)		1.38		(0.62)		47

38.33	10.88	385,676	1.06		(0.37)		1.07		(0.36)		50
38.04	10.59	13,747	1.31		(0.62)		1.32		(0.61)		50

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Share Class	Net asset value, beginning of year	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
VALUE FUND
For the Year Ended October 31, 2004
Institutional	$20.92	$0.22	$1.78	$2.00	$(0.22)	$—	$(0.22)
Service	20.93	0.16	1.79	1.95	(0.17)	—	(0.17)
For the Year Ended October 31, 2003
Institutional	18.07	0.25	2.84	3.09	(0.24)	—	(0.24)
Service	18.08	0.20	2.85	3.05	(0.20)	—	(0.20)
For the Year Ended October 31, 2002
Institutional	21.05	0.24	(2.99)	(2.75)	(0.23)	—	(0.23)
Service	21.05	0.19	(2.99)	(2.80)	(0.17)	—	(0.17)
For the Year Ended October 31, 2001
Institutional	24.88	0.21	(2.91)	(2.70)	(0.21)	(0.92)	(1.13)
Service	24.88	0.16	(2.92)	(2.76)	(0.15)	(0.92)	(1.07)
For the Year Ended October 31, 2000
Institutional	21.40	0.18	3.45	3.63	(0.15)	—	(0.15)
Service	21.41	0.12	3.45	3.57	(0.10)	—	(0.10)

MIDCAP GROWTH FUND
For the Year Ended October 31, 2004
Institutional	$23.61	$(0.14)	$1.25	$1.11	$—	$—	$—
Service	23.12	(0.20)	1.23	1.03	—	—	—
For the Year Ended October 31, 2003
Institutional	18.44	(0.14)	5.31	5.17	—	—	—
Service	18.10	(0.18)	5.20	5.02	—	—	—
For the Year Ended October 31, 2002
Institutional	21.37	(0.20)	(2.73)	(2.93)	—	—	—
Service	21.04	(0.24)	(2.70)	(2.94)	—	—	—
For the Year Ended October 31, 2001
Institutional	43.62	(0.25)	(17.57)	(17.82)	—	(4.43)	(4.43)
Service	43.11	(0.32)	(17.32)	(17.64)	—	(4.43)	(4.43)
For the Year Ended October 31, 2000
Institutional	40.07	(0.34)	9.91	9.57	—	(6.02)	(6.02)
Service	39.75	(0.44)	9.82	9.38	—	(6.02)	(6.02)
(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that the shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.

82	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(a)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$22.70	9.61%	$108,775	1.14%	1.00%	1.16%	0.98%	81%
22.71	9.33	614	1.39	0.75	1.41	0.73	81

20.92	17.29	122,881	1.12	1.31	1.14	1.29	76
20.93	16.99	584	1.37	1.07	1.39	1.05	76

18.07	(13.18)	102,049	1.06	1.15	1.08	1.13	72
18.08	(13.37)	567	1.31	0.89	1.33	0.87	72

21.05	(11.16)	110,155	1.08	0.91	1.10	0.89	65
21.05	(11.39)	878	1.33	0.67	1.35	0.65	65

24.88	17.06	95,765	1.13	0.78	1.14	0.77	88
24.88	16.72	1,067	1.38	0.52	1.40	0.51	88

$24.72	4.70%	$76,917	1.23%	(0.57)%	1.25%	(0.59)%	123%
24.15	4.46	1,526	1.48	(0.82)	1.50	(0.84)	123

23.61	28.04	78,744	1.22	(0.70)	1.24	(0.72)	89
23.12	27.73	1,474	1.47	(0.95)	1.49	(0.97)	89

18.44	(13.71)	65,005	1.21	(0.91)	1.23	(0.93)	93
18.10	(13.97)	1,203	1.45	(1.15)	1.47	(1.17)	93

21.37	(44.12)	91,567	1.14	(0.88)	1.16	(0.90)	124
21.04	(44.24)	2,228	1.39	(1.13)	1.41	(1.15)	124

43.62	26.19	187,070	1.14	(0.80)	1.15	(0.79)	112
43.11	25.88	4,340	1.39	(1.05)	1.40	(1.04)	112

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Share Class	Net asset value, beginning of Period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
INTERNATIONAL EQUITY FUND
For the Year Ended October 31, 2004
Institutional	$16.86	$0.21	$2.36	$2.57	$(0.25)	$—	$(0.25)
Service	16.69	0.17	2.33	2.50	(0.21)	—	(0.21)
For the Year Ended October 31, 2003
Institutional	14.61	0.23	2.08	2.31	(0.06)	—	(0.06)
Service	14.47	0.18	2.06	2.24	(0.02)	—	(0.02)
For the Year Ended October 31, 2002
Institutional	16.99	0.06	(2.44)	(2.38)	—	—	—
Service	16.87	0.02	(2.42)	(2.40)	—	—	—
For the Year Ended October 31, 2001
Institutional	26.46	—	(6.84)	(6.84)	—	(2.63)	(2.63)
Service	26.37	(0.06)	(6.81)	(6.87)	—	(2.63)	(2.63)
For the Year Ended October 31, 2000
Institutional	27.39	(0.01)	0.43	0.42	(0.06)	(1.29)	(1.35)
Service	27.30	(0.08)	0.44	0.36	—	(1.29)	(1.29)

ASSET ALLOCATION FUND
For the Year Ended October 31, 2004
Institutional	$20.42	$0.36	$0.95	$1.31	$(0.40)	$(0.32)	$(0.72)
Service	20.41	0.31	0.95	1.26	(0.34)	(0.32)	(0.66)
For the Year Ended October 31, 2003
Institutional	18.48	0.39	1.94	2.33	(0.37)	(0.02)	(0.39)
Service	18.48	0.34	1.93	2.27	(0.32)	(0.02)	(0.34)
For the Period Ended October 31, 2002
Institutional (commenced September 27, 2002)	18.00	0.03	0.45	0.48	—	—	—
Service (commenced September 27, 2002)	18.00	0.03	0.45	0.48	—	—	—
(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that the shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Annualized.
(d)	Expense ratios exclude expenses of the Underlying Funds.

84	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of Period	Total return(a)	Net assets at end of Period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$19.18	15.35%	$108,231	1.32%		1.11%	2.06%		0.37%		23%
18.98	15.04	481	1.57		0.93	2.31		0.19		23

16.86	15.87	147,956	1.25		1.52	1.98		0.79		24
16.69	15.47	407	1.50		1.19	2.23		0.46		24

14.61	(14.01)	112,347	1.55		0.38	2.18		(0.25)		98
14.47	(14.23)	382	1.80		0.12	2.43		(0.51)		98

16.99	(28.40)	108,206	1.47		(0.01)	2.05		(0.59)		33
16.87	(28.63)	516	1.72		(0.30)	2.30		(0.88)		33

26.46	1.24	166,063	1.35		(0.05)	1.92		(0.60)		47
26.37	1.03	768	1.60		(0.29)	2.17		(0.84)		47

$21.01	6.57%	$18,726	0.35	%(d)	1.75%	1.07	%(d)	1.03%		34%
21.01	6.36	449	0.60	(d)	1.48	1.32	(d)	0.76		34

20.42	12.72	20,801	0.35	(d)	2.07	2.29	(d)	0.13		47
20.41	12.40	437	0.60	(d)	1.82	2.54	(d)	(0.12)		47

18.48	2.67	18,234	0.35	(c)(d)	2.80 (c)	81.34	(c)(d)	(78.19	)(c)	—
18.48	2.67	428	0.60	(c)(d)	1.93 (c)	81.59	(c)(d)	(79.06	)(c)	—

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Share Class	Net asset value, beginning of year	Net investment income(b)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions
BOND FUND
For the Year Ended October 31, 2004
Institutional	$18.73	$0.85		$0.03		$0.88	$(0.90)	$—	$—	$(0.90)
Service	18.74	0.80		0.03		0.83	(0.85)	—	—	(0.85)
For the Year Ended October 31, 2003
Institutional	19.09	0.94		(0.24)		0.70	(1.06)	—	—	(1.06)
Service	19.10	0.90		(0.25)		0.65	(1.01)	—	—	(1.01)
For the Year Ended October 31, 2002
Institutional	19.71	1.07	(c)	(0.57	)(c)	0.50	(1.12)	—	—	(1.12)
Service	19.73	1.03	(c)	(0.58	)(c)	0.45	(1.08)	—	—	(1.08)
For the Year Ended October 31, 2001
Institutional	18.33	1.17		1.44		2.61	(1.21)	(0.02)	—	(1.23)
Service	18.35	1.11		1.46		2.57	(1.17)	(0.02)	—	(1.19)
For the Year Ended October 31, 2000
Institutional	18.57	1.16		(0.17)		0.99	(1.19)	—	(0.04)	(1.23)
Service	18.57	1.11		(0.15)		0.96	(1.14)	—	(0.04)	(1.18)

SHORT-TERM GOVERNMENT FUND
For the Year Ended October 31, 2004
Institutional	$18.53	$0.54		$(0.18)		$0.36	$(0.73)	$—	$—	$(0.73)
Service	18.54	0.50		(0.19)		0.31	(0.68)	—	—	(0.68)
For the Year Ended October 31, 2003
Institutional	19.04	0.51		(0.22)		0.29	(0.80)	—	—	(0.80)
Service	19.06	0.47		(0.24)		0.23	(0.75)	—	—	(0.75)
For the Year Ended October 31, 2002
Institutional	19.20	0.83	(d)	(0.05	)(d)	0.78	(0.94)	—	—	(0.94)
Service	19.21	0.78	(d)	(0.04	)(d)	0.74	(0.89)	—	—	(0.89)
For the Year Ended October 31, 2001
Institutional	18.10	1.03		1.10		2.13	(1.03)	—	—	(1.03)
Service	18.11	0.98		1.10		2.08	(0.98)	—	—	(0.98)
For the Year Ended October 31, 2000
Institutional	18.06	1.03		0.04		1.07	(1.03)	—	—	(1.03)
Service	18.07	0.98		0.05		1.03	(0.99)	—	—	(0.99)
(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

86	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of year	Total return(a)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate

$18.71	4.80%	$608,773	0.79%	4.54%		0.81%	4.52%		37%
18.72	4.54	949	1.04	4.29		1.06	4.27		37

18.73	3.71	650,903	0.79	4.97		0.81	4.95		26
18.74	3.45	1,165	1.04	4.72		1.06	4.70		26

19.09	2.69	728,021	0.72	5.59	(c)	0.74	5.57	(c)	34
19.10	2.38	1,371	0.97	5.34	(c)	0.99	5.32	(c)	34

19.71	14.70	744,329	0.73	6.12		0.75	6.10		30
19.73	14.41	1,299	0.98	5.86		1.00	5.84		30

18.33	5.59	325,732	0.81	6.38		0.81	6.38		26
18.35	5.44	1,181	1.06	6.10		1.06	6.10		26

$18.16	1.96%	$219,533	0.68%	2.96%		0.85%	2.79%		78%
18.17	1.70	2,032	0.93	2.72		1.10	2.55		78

18.53	1.52	259,936	0.68	2.73		0.81	2.60		34
18.54	1.22	2,867	0.93	2.49		1.06	2.36		34

19.04	4.21	184,246	0.68	4.41	(d)	0.82	4.27	(d)	15
19.06	4.00	2,159	0.93	4.16	(d)	1.07	4.02	(d)	15

19.20	12.07	117,813	0.68	5.54		0.89	5.33		40
19.21	11.79	1,931	0.93	5.26		1.14	5.05		40

18.10	6.15	81,484	0.68	5.72		0.92	5.48		39
18.11	5.89	1,043	0.93	5.47		1.17	5.23		39

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Share Class	Net asset value, beginning of period	Net investment income(b)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2004
Institutional	$19.74	$0.71		$0.17		$0.88	$(0.72)	$(0.31)	$(1.03)
Service	19.74	0.67		0.15		0.82	(0.67)	(0.31)	(0.98)
For the Year Ended October 31, 2003
Institutional	19.68	0.73		0.22		0.95	(0.73)	(0.16)	(0.89)
Service	16.68	0.70		0.20		0.90	(0.68)	(0.16)	(0.84)
For the Year Ended October 31, 2002
Institutional	19.69	0.76	(d)	0.24	(d)	1.00	(0.76)	(0.25)	(1.01)
Service	19.69	0.71	(d)	0.24	(d)	0.95	(0.71)	(0.25)	(0.96)
For the Period Ended October 31, 2001
Institutional	18.73	0.81		0.96		1.77	(0.81)	—	(0.81)
Service (commenced December 26, 2000)	19.08	0.66		0.61		1.27	(0.66)	—	(0.66)
For the Year Ended October 31, 2000
Institutional	18.24	0.78		0.51		1.29	(0.79)	(0.01)	(0.80)

MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2004
Institutional	$19.73	$0.72		$0.14		$0.86	$(0.72)	$(0.04)	$(0.76)
Service	19.75	0.67		0.13		0.80	(0.67)	(0.04)	(0.71)
For the Year Ended October 31, 2003
Institutional	19.68	0.72		0.15		0.87	(0.72)	(0.10)	(0.82)
Service	19.69	0.67		0.16		0.83	(0.67)	(0.10)	(0.77)
For the Year Ended October 31, 2002
Institutional	19.45	0.75	(d)	0.26	(d)	1.01	(0.75)	(0.03)	(0.78)
Service	19.45	0.69	(d)	0.28	(d)	0.97	(0.70)	(0.03)	(0.73)
For the Period Ended October 31, 2001
Institutional	18.53	0.80		0.92		1.72	(0.80)	—	(0.80)
Service (commenced December 26, 2000)	18.87	0.65		0.58		1.23	(0.65)	—	(0.65)
For the Year Ended October 31, 2000
Institutional	18.07	0.78		0.46		1.24	(0.78)	—	(0.78)
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that the shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Annualized.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

88	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no Expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$19.59	4.56%	$169,217	0.70%		3.67%		0.84%		3.53%		33%
19.58	4.25	2	0.95		3.47		1.09		3.33		33

19.74	4.88	175,427	0.70		3.69		0.82		3.57		57
19.74	4.64	5	0.95		3.52		1.07		3.40		57

19.68	5.30	174,059	0.70		3.93	(d)	0.77		3.86	(d)	42
19.68	5.05	23	0.95		3.70	(d)	1.02		3.63	(d)	42

19.69	9.62	180,437	0.70		4.25		0.81		4.14		55
19.69	6.78	19	0.95	(c)	3.26	(c)	1.06	(c)	3.15	(c)	55

18.73	7.17	40,753	0.70		4.23		0.94		3.99		56

$19.83	4.44%	$179,089	0.65%		3.65%		0.83%		3.47%		13%
19.84	4.13	1,066	0.90		3.39		1.08		3.21		13

19.73	4.50	183,240	0.65		3.64		0.81		3.48		16
19.75	4.29	1,252	0.90		3.39		1.06		3.23		16

19.68	5.31	164,365	0.65		3.88	(d)	0.78		3.75	(d)	20
19.69	5.10	893	0.90		3.58	(d)	1.03		3.45	(d)	20

19.45	9.43	141,608	0.65		4.20		0.82		4.03		21
19.45	6.60	184	0.90	(c)	3.27	(c)	1.07	(c)	3.10	(c)	21

18.53	7.05	38,448	0.65		4.29		0.95		4.09		29

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Share Class	Net asset value, beginning of period	Net investment income(b)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
KANSAS TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2004
Institutional	$19.19	$0.68		$0.17		$0.85	$(0.68)	$(0.03)	$(0.71)
Service	19.19	0.63		0.17		0.80	(0.63)	(0.03)	(0.66)
For the Year Ended October 31, 2003
Institutional	19.03	0.67		0.18		0.85	(0.66)	(0.03)	(0.69)
Service	19.03	0.62		0.18		0.80	(0.61)	(0.03)	(0.64)
For the Year Ended October 31, 2002
Institutional	18.75	0.67	(d)	0.28	(d)	0.95	(0.67)	— (e)	(0.67)
Service	18.75	0.62	(d)	0.29	(d)	0.91	(0.63)	— (e)	(0.63)
For the Period Ended October 31, 2001
Institutional (commenced December 26, 2000)	18.00	0.62		0.75		1.37	(0.62)	—	(0.62)
Service (commenced December 26, 2000)	18.00	0.58		0.75		1.33	(0.58)	—	(0.58)
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that the shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Annualized.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(e)	Amount is less than $0.05 per share.

90	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no Expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$19.33	4.54%	$68,940	0.65%		3.56%		0.93%		3.28%		8%
19.33	4.27	2,189	0.90		3.31		1.18		3.03		8

19.19	4.52	69,150	0.65		3.47		0.90		3.22		10
19.19	4.26	2,176	0.90		3.21		1.15		3.96		10

19.03	5.23	63,079	0.65		3.61	(d)	0.90		3.36	(d)	8
19.03	4.97	2,121	0.90		3.35	(d)	1.15		3.10	(d)	8

18.75	7.72	44,432	0.65	(c)	4.01	(c)	1.11	(c)	3.55	(c)	10
18.75	7.50	1,487	0.90	(c)	3.22	(c)	1.36	(c)	2.76	(c)	10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Commerce Funds:

We have audited the accompanying statements of assets and liabilities of Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund, portfolios of The Commerce Funds, (collectively, The Commerce Funds), including the statements of investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 2004, and the results of their operations, changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

December 17, 2004

Fund Expenses (Unaudited) — Six-Month Period Ended October 31, 2004

As a shareholder of Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Service Shares), and redemption fees (with respect to Institutional and Service Shares of the International Equity Fund); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees in Institutional and Service Shares of the International Equity Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/04	Ending Account Value 10/31/04		Expenses Paid for the 6 months ended 10/31/04*	Beginning Account Value 5/1/04	Ending Account Value 10/31/04		Expense Paid for the 6 months ended 10/31/04*	Beginning Account Value 5/1/04	Ending Account Value 10/31/04		Expenses Paid for the 6 months ended 10/31/04*	Beginning Account Value 5/1/04	Ending Account Value 10/31/04		Expenses Paid for the 6 months ended 10/31/04*	Beginning Account Value 5/1/04	Ending Account Value 10/31/04		Expenses Paid for the 6 months ended 10/31/04*	Beginning Account Value 5/1/04	Ending Account Value 10/31/04		Expenses Paid for the 6 months ended 10/31/04*
	Core Equity Fund				Growth Fund				Value Fund				MidCap Growth Fund				International Equity Fund				Asset Allocation Fund
Institutional
Actual	$1,000.00	$1,034.30		$5.31	$1,000.00	$990.00		$5.80	$1,000.00	$1,052.90		$5.87	$1,000.00	$984.90		$6.24	$1,000.00	$1,031.20		$6.91	$1,000.00	$1,025.30		$1.78
Hypothetical 5% return	1,000.00	1,019.91	+	5.27	1,000.00	1,019.30	+	5.89	1,000.00	1,019.42	+	5.77	1,000.00	1,018.85	+	6.35	1,000.00	1,018.33	+	6.87	1,000.00	1,023.38	+	1.78
Service
Actual	1,000.00	1,032.50		6.57	1,000.00	988.90		7.06	1,000.00	1,051.60		7.15	1,000.00	983.70		7.48	1,000.00	1,029.80		8.23	1,000.00	1,024.60		3.06
Hypothetical 5% return	1,000.00	1,018.67	+	6.52	1,000.00	1,018.04	+	7.16	1,000.00	1,018.17	+	7.03	1,000.00	1,017.59	+	7.61	1,000.00	1,017.03	+	8.18	1,000.00	1,022.12	+	3.05
	Bond Fund				Short-Term Government Fund				National Tax-Free Intermediate Bond Fund				Missouri Tax-Free Intermediate Bond Fund				Kansas Tax-Free Intermediate Bond Fund
Institutional
Actual	1,000.00	1,036.30		3.97	1,000.00	1,014.00		3.44	1,000.00	1,040.70		3.59	1,000.00	1,039.10		3.33	1,000.00	1,040.00		3.33
Hypothetical 5% return	1,000.00	1,021.24	+	3.94	1,000.00	1,021.72	+	3.45	1,000.00	1,021.62	+	3.55	1,000.00	1,02187	+	3.30	1,000.00	1,02187	+	3.30
Service
Actual	1,000.00	1,034.50		5.25	1,000.00	1,012.70		4.71	1,000.00	1,038.20		4.89	1,000.00	1,037.80		4.61	1,000.00	1,038.70		4.61
Hypothetical 5% return	1,000.00	1,019.98	+	5.21	1,000.00	1,020.46	+	4.73	1,000.00	1,020.34	+	4.85	1,000.00	1,020.61	+	4.57	1,000.00	1,020.61	+	4.57

* Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights. The expense ratios for the period were as follows:

Fund	Institutional	Service	Fund	Institutional	Service
Core Equity Fund	1.04%	1.29%	Bond Fund	0.78%	1.03%
Growth Fund	1.16	1.41	Short-Term Government Fund	0.68	0.93
Value Fund	1.14	139	National Tax-Free Intermediate Bond Fund	0.70	0.95
MidCap Growth Fund	1.25	1.50	Missouri Tax-Free Intermediate Bond Fund	0.65	0.90
International Equity Fund	1.35	1.60	Kansas Tax-Free Intermediate Bond Fund	0.65	0.90
Asset Allocation Fund	0.35	0.60
+	Note: hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (“SAI”) includes additional information about the Trustees is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 72 years (75 years with respect to Mr. Weaver); or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations of Trustees by shareowners. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	10 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	10 years	Senior Fellow and Professor, Clemson University, August 2004-Present. Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City, July 1996 to July 2004.	11	Director, Great Plains Energy since 1994.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	1 year	Retired. Former Partner and Managing Partner of KPMG LLP.	11	Garmin Ltd. (aviation and consumer technology)

Interested Trustees

*Martin E. Galt III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	1 year	Chairman of The Commerce Trust Company, since September 1, 2004; President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a NationsBank), 1997 to 2000.	11

*Warren W. Weaver c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/10/30	Trustee and President	8 years	Retired. Part-time consultant to Commerce Bancshares, Inc. and its affiliates.	11

*	These Trustees are interested persons of the Trust for the following reasons. Mr. Galt became Chairman of The Commerce Trust Company, an affiliate of the Adviser, on September 1, 2004; Mr. Weaver is an officer of the Trust and a consultant to Commerce Bancshares, Inc. and its affiliates.
(1)	The “Fund Complex” consists of the Trust.
(2)	Directorships of companies required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

COMMERCE FUNDS

Officers

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	Chief Executive Officer	2 years	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director, 1996 to 1998; and Managing Director, 1998 to present.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	4 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds, since December 1998. Vice President of Fund Accounting, UMB Bank, 1996 to 1998.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/23/69	Vice President and Chief Compliance Officer	3 years and 5 months, respectively	Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2001. Assistant Vice President, Commerce Bank, N.A., since 1999. Field Supervisor, NASDR, 1993 to 1999.

Peter W. Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Treasurer	2 years	Vice President, Goldman Sachs Asset Management, since July 2000. Vice President/Accounting Manager and employee for Prudential Investment Fund Management LLC in their mutual fund administration group, 1985 to 2000.

Philip V. Guica, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	5 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co. since May 1992.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Secretary	1 year	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Howard B. Surloff Goldman, Sachs & Co. One New York Plaza New York, NY 10004 DOB: 6/21/65	Assistant Secretary	10 years	Associate General Counsel, Goldman, Sachs & Co., since 1993 and General Counsel of the U.S. Funds Group, since January 1999. Assistant General Counsel, since December 1997; Assistant General Counsel and Vice President, Goldman, Sachs & Co., since November 1995 and May 1994, respectively.

COMMERCE FUNDS

Commerce Funds Tax Information (Unaudited)

For the year ended October 31, 2004, 100%, 100%, and 8.48% of the dividends paid from net investment company taxable income by the Core Equity, Value, and Asset Allocation Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended October 31, 2004, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.2980 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0536 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended October 31, 2004, the Core Equity, Value, and International Equity Funds designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. For the year ended October 31, 2004, the Asset Allocation Fund designates 16.47% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds designate $1,685,567, $378,188, and $123,709, respectively, as capital gain dividends paid during the year ended October 31, 2004.

During the year ended October 31, 2004, 99.67%, 99.83%, and 99.74% of the distributions from net investment income paid by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

INVESTMENT ADVISER Commerce Investment Advisors, Inc.	DISTRIBUTOR Goldman, Sachs & Co. 32 Old Slip New York, New York 10005

INVESTMENT SUB-ADVISER, INTERNATIONAL EQUITY FUND Bank of Ireland Asset Management (U.S.) Ltd. 75 Holly Hill Lane Greenwich, Connecticut 06830	ADMINISTRATOR Goldman Sachs Asset Management 32 Old Slip New York, New York 10005

CUSTODIAN State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 99 High Street Boston, Massachusetts 02110

TRANSFER AGENT Boston Financial Data Services, Inc. 330 W. 9th 3rd Floor Kansas City, Missouri 64105	LEGAL COUNSEL Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, Pennsylvania 19103-6996

This Annual Report contains facts concerning The Commerce Funds’ objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services. The Commerce Funds are distributed by Goldman, Sachs & Co.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. The Investment Advisor believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Commerce Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Commerce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without change, upon request by calling 1-800-995-6365 and (ii) on the SEC’s website at http://www.sec.gov.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

The Commerce Funds

Trustees

J. Eric Helsing, Chairman

David L. Bodde

Martin E. Galt III

Charles W. Peffer

Warren W. Weaver

Officers

Warren W. Weaver, President

Larry Franklin, Chief Executive Officer

William Schuetter, Vice President

Joseph Reece, Vice President and Chief Compliance Officer

Peter W. Fortner, Treasurer

Philip V. Giuca Jr., Assistant Treasurer

Diana E. McCarthy, Secretary

Howard B. Surloff, Assistant Secretary

922 Walnut

Fourth Floor

Kansas City, Missouri 64106

www.commercefunds.com

1-800-995-6365

CB 5041

12/04

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Conduct for Senior Officers”). The Code of Conduct for Senior Officers is attached hereto as Exhibit 99.CODE.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Conduct for Senior Officers.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Conduct for Senior Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Charles W. Peffer is the registrant’s audit committee financial expert and is “independent” under the General Instructions to Item 3(a)(2) of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $122,000 and $115,620 for fiscal years ended October 31, 2004 and 2003, respectively.

(b)	Audit Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $35,800 and $34,310 for the fiscal years ended October 31, 2004 and 2003, respectively.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $27,256 and $0 for the fiscal years ended October 31, 2004 and 2003, respectively.

(e)(1)	The audit committee does not have pre-approved policies and procedures. Instead, the audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $986,445 and $1,681,607 for fiscal years ended October 31, 2004 and 2003, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS

(a)(1)	Exhibit 99. CODE	The Commerce Funds Code of Conduct for Senior Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b)(1)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COMMERCE FUNDS

/s/ Larry E. Franklin
Larry E. Franklin
Chief Executive Officer
January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Larry E. Franklin
Larry E. Franklin
Chief Executive Officer of
The Commerce Funds
January 7, 2005

/s/ Peter W. Fortner
Peter W. Fortner
Treasurer of
The Commerce Funds
January 7, 2005